UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-01136
SECURITY EQUITY FUND
(Exact name of registrant as specified in charter)
ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
(Address of principal executive offices) (Zip code)
RICHARD M. GOLDMAN, PRESIDENT
SECURITY EQUITY FUND
ONE SECURITY BENEFIT PLACE
TOPEKA, KANSAS 66636-0001
(Name and address of agent for service)
Registrant’s telephone number, including area code: (785) 438-3000
Date of fiscal year end: September 30
Date of reporting period: September 30, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.
SEPTEMBER 30, 2011 GI EQUITY FUND ANNUAL REPORT FUNDAMENTAL ALPHA LARGE CAP CORE FUND ALL CAP VALUE FUND MID CAP VALUE FUND MID CAP VALUE INSTITUTIONAL FUND SMALL CAP GROWTH FUND SMALL CAP VALUE FUND LARGE CAP CONCENTRATED GROWTH FUND MSCI EAFE EQUAL WEIGHT FUND (Formerly Global Fund) OPPORTUNISTIC ALPHA OPPORTUNITY FUND

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With Rydex|SGI eDelivery you can:
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If you have questions about Rydex|SGI eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.
This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Distributed by Rydex Distributors, LLC.

TABLE OF CONTENTS

ABOUT SHAREHOLDERS’ FUND EXPENSES	2

LARGE CAP CORE FUND	6

ALL CAP VALUE FUND	15

MID CAP VALUE FUND	24

MID CAP VALUE INSTITUTIONAL FUND	33

SMALL CAP GROWTH FUND	41

SMALL CAP VALUE FUND	50

LARGE CAP CONCENTRATED GROWTH FUND	59

MSCI EAFE EQUAL WEIGHT FUND	67

ALPHA OPPORTUNITY FUND	85

NOTES TO FINANCIAL STATEMENTS	96

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	108

OTHER INFORMATION	109

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS	113

RYDEX|SGI PRIVACY POLICIES	116

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ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)
All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2011 and ending September 30, 2011.
The following tables illustrate a Fund’s costs in two ways:
Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”
Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

2 | the RYDEX|SGI equity funds annual report

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2011	September 30, 2011	Period[2]

Table 1. Based on actual Fund return[3]

Large Cap Core Fund
A-Class	1.25%	(19.90)%	$1,000.00	$801.05	$5.64
B-Class	2.00%	(20.04)%	1,000.00	799.65	9.02
C-Class	2.00%	(20.20)%	1,000.00	797.95	9.01

All Cap Value Fund
A-Class	1.27%	(21.60)%	1,000.00	784.02	5.68
C-Class	2.02%	(21.86)%	1,000.00	781.35	9.02
Institutional Class	1.02%	(21.56)%	1,000.00	784.36	4.56

Mid Cap Value Fund
A-Class	1.32%	(23.21)%	1,000.00	767.90	5.85
B-Class	2.07%	(23.47)%	1,000.00	765.31	9.16
C-Class	2.07%	(23.49)%	1,000.00	765.11	9.16

Mid Cap Value Institutional Fund	0.90%	(23.37)%	1,000.00	766.33	3.99

Small Cap Growth Fund
A-Class	1.99%	(22.16)%	1,000.00	778.43	8.87
B-Class	2.75%	(22.43)%	1,000.00	775.72	12.24
C-Class	2.74%	(22.44)%	1,000.00	775.60	12.20

Small Cap Value Fund
A-Class	1.30%	(25.35)%	1,000.00	746.48	5.69
C-Class	2.05%	(25.65)%	1,000.00	743.46	8.96
Institutional Class	1.05%	(25.24)%	1,000.00	747.62	4.60

Large Cap Concentrated Growth Fund
A-Class	1.35%	(18.86)%	1,000.00	811.40	6.13
B-Class	2.10%	(19.23)%	1,000.00	807.69	9.52
C-Class	2.10%	(19.16)%	1,000.00	808.38	9.52

MSCI EAFE Equal Weight Fund
A-Class	1.65%	(18.76)%	1,000.00	812.40	7.50
B-Class[5]	1.40%	(18.65)%	1,000.00	813.50	6.36
C-Class	2.40%	(19.05)%	1,000.00	809.52	10.89
Institutional Class[4]	1.36%	(21.58)%	1,000.00	784.20	4.99

Alpha Opportunity Fund[6]
A-Class	2.14%	(21.19)%	1,000.00	788.10	9.59
B-Class	2.89%	(21.47)%	1,000.00	785.30	12.93
C-Class	2.89%	(21.40)%	1,000.00	786.00	12.94
Institutional Class	1.89%	(21.02)%	1,000.00	789.80	8.48

the RYDEX|SGI equity funds annual report | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2011	September 30, 2011	Period[2]

Table 2. Based on hypothetical 5% return (before expenses)

Large Cap Core Fund
A-Class	1.25%	5.00%	$1,000.00	$1,018.80	$6.33
B-Class	2.00%	5.00%	1,000.00	1,015.04	10.10
C-Class	2.00%	5.00%	1,000.00	1,015.04	10.10

All Cap Value Fund
A-Class	1.27%	5.00%	1,000.00	1,018.70	6.43
C-Class	2.02%	5.00%	1,000.00	1,014.94	10.20
Institutional Class	1.02%	5.00%	1,000.00	1,019.95	5.16

Mid Cap Value Fund
A-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
B-Class	2.07%	5.00%	1,000.00	1,014.69	10.45
C-Class	2.07%	5.00%	1,000.00	1,014.69	10.45

Mid Cap Value Institutional Fund	0.90%	5.00%	1,000.00	1,020.56	4.56

Small Cap Growth Fund
A-Class	1.99%	5.00%	1,000.00	1,015.09	10.05
B-Class	2.75%	5.00%	1,000.00	1,011.28	13.87
C-Class	2.74%	5.00%	1,000.00	1,011.33	13.82

Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
Institutional Class	1.05%	5.00%	1,000.00	1,019.80	5.32

Large Cap Concentrated Growth Fund
A-Class	1.35%	5.00%	1,000.00	1,018.30	6.83
B-Class	2.10%	5.00%	1,000.00	1,014.54	10.61
C-Class	2.10%	5.00%	1,000.00	1,014.54	10.61

MSCI EAFE Equal Weight Fund
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
B-Class[5]	1.40%	5.00%	1,000.00	1,018.05	7.08
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
Institutional Class[4]	1.36%	5.00%	1,000.00	1,018.25	6.88

Alpha Opportunity Fund[6]
A-Class	2.14%	5.00%	1,000.00	1,014.34	10.81
B-Class	2.89%	5.00%	1,000.00	1,010.58	14.57
C-Class	2.89%	5.00%	1,000.00	1,010.58	14.57
Institutional Class	1.89%	5.00%	1,000.00	1,015.59	9.55

[1]	Annualized

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2011 to September 30, 2011.

[4]	Expenses paid based on actual fund return are calculated using 150 days from the commencement of operations, May 2, 2011. Expenses paid based on the hypothetical 5% return are calculated using 183 days.

[5]	B-Class shares did not charge 12b-1 fees during the period.

[6]	This ratio represents annualized net expenses, which includes interest and dividend expense related to securities sold short. Excluding short dividend expense and prime broker interest expense, the operating expense ratio would be 0.03%, 0.03%, 0.03%, and 0.03% lower for the A-Class, B-Class, C-Class, and Institutional Class, respectively.

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MANAGERS’ COMMENTARY (Unaudited)	September 30, 2011

Advised by:
To Our Shareholders:
For the 12 months ended September 30, 2011, the Rydex|SGI Equity Fund—Large Cap Core Fund returned -4.11%1, while the Fund’s benchmark, the S&P 500® Index, had a 1.14% return.
The Fund pursues its objective by investing 50% of its total assets according to a large cap growth strategy and approximately 50% to a large cap value strategy. The managers rebalance the Fund if either strategy equals or exceeds 60% of total assets. The managers use a blended approach, investing in growth stocks and value stocks, and may invest in a limited number of industries and sectors.
The large cap growth manager chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed income factors, along with a quantitative fundamental bottom-up approach. The large cap value manager chooses securities of companies that appear to be undervalued relative to assets, growth potential and cash flow. The managers sell a security when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor performance.
The benefit of having Financials sector holdings relatively outperform Index counterparts was not enough to offset the poor security selection in the Information Technology and Health Care sectors. The portfolio weight in the Financials sector, the largest contributor to the portfolio’s return, was in line with that of the Index, but Financials holdings in the portfolio outperformed those in the benchmark. The Information Technology and Health Care sectors were the main detractors from overall portfolio performance. Both sectors had slightly smaller allocations compared with the benchmark, and in both, performance lagged markedly.
The holdings contributing most to return were Apple, Inc., which returned 34%, and U.S. Bancorp, which returned 11%. The main detractors were Computer Sciences Corp., which fell 40%, and JPMorgan Chase & Co., which lost 20%.
From the growth perspective, our indicators are not particularly positive, so we expect to keep the beta of our portion of the portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.
In the value side of the portfolio, factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental-research analysis process.
We appreciate your business and the trust you place in us.
Sincerely,
Mark A. Mitchell, CFA, Portfolio Manager
Mark Bronzo, CFA, Portfolio Manager

6 | the RYDEX|SGI equity funds annual report

MANAGERS’ COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of the individuals listed above as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

the RYDEX|SGI equity funds annual report | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011

LARGE CAP CORE FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The S&P 500® Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
Average Annual Returns*
Periods Ended 9/30/11

	1 Year	5 Year	10 Year

A-Class	-4.11%	-4.11%	-0.32%
A-Class with sales charge†	-9.66%	-5.24%	-0.91%
B-Class	-4.93%	-4.83%	-0.95%
B-Class with CDSC††	-9.68%	-5.11%	-0.95%
C-Class	-4.82%	-4.80%	-1.06%
C-Class with CDSC†††	-5.77%	-4.80%	-1.06%
S&P 500 Index	1.14%	-1.18%	2.82%
Holdings Diversification (Market Exposure as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	September 10, 1962
B-Class	October 19, 1993
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.	3.1%
Wells Fargo & Co.	3.0%
Google, Inc. — Class A	2.8%
Covidien plc	2.5%
QUALCOMM, Inc.	2.3%
Equifax, Inc.	2.1%
Halliburton Co.	2.0%
International Business Machines Corp.	2.0%
Coca-Cola Co.	2.0%
McDonald’s Corp.	1.9%

Top Ten Total	23.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

8 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS	September 30, 2011

LARGE CAP CORE FUND

	Shares	Value

COMMON STOCKS† - 95.4%

Information Technology - 20.7%
Apple, Inc.*	13,215	$5,037,294
Google, Inc. — Class A*	8,985	4,621,704
QUALCOMM, Inc.	78,090	3,797,517
International Business Machines Corp.	18,800	3,290,564
Dell, Inc.*	199,710	2,825,896
Western Union Co.	155,900	2,383,711
Avago Technologies Ltd.	69,380	2,273,583
TE Connectivity Ltd.	75,400	2,121,756
Cognizant Technology Solutions Corp. — Class A*	30,830	1,933,041
Computer Sciences Corp.	70,200	1,884,870
Cisco Systems, Inc.	86,900	1,346,081
Hewlett-Packard Co.	50,716	1,138,574
Visa, Inc.	12,100	1,037,212

Total Information Technology		33,691,803

Consumer Discretionary - 14.9%
McDonald’s Corp.	36,360	3,193,135
TJX Companies, Inc.	55,260	3,065,272
Starbucks Corp.	80,200	2,990,658
Nordstrom, Inc.	65,130	2,975,139
Priceline.com, Inc.*	5,690	2,557,427
BorgWarner, Inc.*	40,350	2,442,386
Lowe’s Companies, Inc.	123,300	2,384,622
Time Warner, Inc.	70,066	2,099,878
Wynn Resorts Ltd.	17,200	1,979,376
Best Buy Company, Inc.	25,400	591,820

Total Consumer Discretionary		24,279,713

Industrials - 14.1%
Equifax, Inc.	108,500	3,335,290
United Parcel Service, Inc. — Class B	46,340	2,926,371
Precision Castparts Corp.	18,080	2,810,717
Eaton Corp.	72,430	2,571,265
Honeywell International, Inc.	57,390	2,519,995
CSX Corp.	131,750	2,459,772
Republic Services, Inc.	61,700	1,731,302
United Technologies Corp.	21,000	1,477,560
URS Corp.*	37,900	1,124,114
Parker Hannifin Corp.	11,100	700,743
FedEx Corp.	10,200	690,336
USG Corp.*	66,400	446,872
Babcock & Wilcox Co.*	4,821	94,251

Total Industrials		22,888,588

Financials - 11.5%
Wells Fargo & Co.	201,328	4,856,031
Aon Corp.	58,700	2,464,226
U.S. Bancorp	96,126	2,262,806
MetLife, Inc.	74,160	2,077,222
Berkshire Hathaway, Inc. — Class A*	16	1,708,800
JPMorgan Chase & Co.	41,770	1,258,112
Allstate Corp.	49,800	1,179,762
BB&T Corp.	51,212	1,092,352
Bank of New York Mellon Corp.	49,800	925,782
State Street Corp.	24,000	771,840
First Marblehead Corp.*	97,760	99,715

Total Financials		18,696,648

Energy - 11.4%
Halliburton Co.	108,770	3,319,660
Chevron Corp.[1]	32,240	2,982,845
Baker Hughes, Inc.	50,660	2,338,466
National Oilwell Varco, Inc.	43,000	2,202,460
Williams Companies, Inc.	85,500	2,081,070
McDermott International, Inc.*	183,500	1,974,460
Apache Corp.	15,600	1,251,744
ConocoPhillips	14,400	911,808
Chesapeake Energy Corp.	35,400	904,470
Exxon Mobil Corp.	8,600	624,618

Total Energy		18,591,601

Health Care - 10.2%
Covidien plc	93,520	4,124,232
Johnson & Johnson	46,400	2,956,144
Gilead Sciences, Inc.*	75,350	2,923,580
Aetna, Inc.	68,300	2,482,705
Hospira, Inc.*	44,100	1,631,700
Forest Laboratories, Inc.*	33,800	1,040,702
UnitedHealth Group, Inc.	16,200	747,144
Medco Health Solutions, Inc.*	14,800	693,972

Total Health Care		16,600,179

Consumer Staples - 6.3%
Coca-Cola Co.	47,400	3,202,344
CVS Caremark Corp.	67,400	2,263,292
Wal-Mart Stores, Inc.	31,800	1,650,420
Kraft Foods, Inc. — Class A	43,100	1,447,298
Bunge Ltd.	17,000	990,930
Costco Wholesale Corp.	9,200	755,504

Total Consumer Staples		10,309,788

Materials - 4.3%
CF Industries Holdings, Inc.	18,060	2,228,423
EI du Pont de Nemours & Co.	53,400	2,134,398
Bemis Company, Inc.	45,600	1,336,536
Dow Chemical Co.	59,300	1,331,878

Total Materials		7,031,235

Utilities - 1.5%
Edison International	64,700	2,474,775

Telecommunication Services - 0.5%
Windstream Corp.	75,500	880,330

Total Common Stocks (Cost $167,576,027)		155,444,660

See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011

LARGE CAP CORE FUND

	Shares	Value

EXCHANGE TRADED FUND† - 0.7%
iShares Russell 1000 Value Index Fund	20,200	$1,143,118

Total Exchange Traded Fund (Cost $1,160,304)		1,143,118

Total Investments - 96.1% (Cost $168,736,331)		$156,587,778

	Contracts
OPTIONS WRITTEN† - 0.0%
Put Options on:
State Street Corp.
Expiring October 2011 with strike price of $31.00	119	(16,898)

Total Options Written (Premiums received $21,832)		(16,898)

Cash & Other Assets, Less Liabilities - 3.9%		6,382,265

Total Net Assets - 100.0%		$162,953,145

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

[1]	All or a portion of this security is pledged as collateral for open options written at September 30, 2011.

ADR — American Depositary Receipt

plc — Public Limited Company
See Notes to Financial Statements.

10 | the RYDEX|SGI equity funds annual report

LARGE CAP CORE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

Assets:
Investments, at value (cost $168,736,331)	$156,587,778
Cash	6,178,228
Prepaid expenses	17,963
Receivables:
Securities sold	3,115,263
Dividends	149,443
Fund shares sold	10,899

Total assets	166,059,574

Liabilities:
Options written, at value (premiums received $21,832)	16,898
Payable for:
Securities purchased	2,767,188
Management fees	106,769
Distribution and service fees	40,049
Fund shares redeemed	39,282
Transfer agent/maintenance fees	37,330
Fund accounting/administration fees	13,524
Directors’ fees*	1,021
Miscellaneous	84,368

Total liabilities	3,106,429

Net assets	$162,953,145

Net assets consist of:
Paid in capital	$193,848,138
Undistributed net investment income	13,084
Accumulated net realized loss on investments	(18,764,458)
Net unrealized depreciation on investments	(12,143,619)

Net assets	$162,953,145

A-Class:
Net assets	$156,232,059
Capital shares outstanding	9,303,333
Net asset value per share	$16.79

Maximum offering price per share (Net asset value divided by 95.25%)	$17.63

B-Class:
Net assets	$5,120,954
Capital shares outstanding	374,153
Net asset value per share	$13.69

C-Class:
Net assets	$1,600,132
Capital shares outstanding	108,064
Net asset value per share	$14.81

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends	$2,784,522
Interest	1,383

Total investment income	2,785,905

Expenses:
Management fees	1,482,362
Transfer agent/maintenance fees	394,716
Distribution and service fees:
A-Class	472,000
B-Class	68,139
C-Class	20,342
Fund accounting/administration fees	187,763
Directors’ fees*	16,673
Miscellaneous	89,690

Total expenses	2,731,685

Net investment income	54,220

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,933,509

Net realized gain	15,933,509

Net change in unrealized appreciation (depreciation) on:
Investments	(21,389,379)
Options written	(7,733)

Net change in unrealized appreciation (depreciation)	(21,397,112)

Net realized and unrealized loss	(5,463,603)

Net decrease in net assets resulting from operations	$(5,409,383)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 11

LARGE CAP CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010
Increase (Decrease) In Net Assets From Operations:
Net investment income	$54,220	$505,424
Net realized gain on investments	15,933,509	6,646,343
Net change in unrealized appreciation (depreciation) on investments	(21,397,112)	8,023,383

Net increase (decrease) in net assets resulting from operations	(5,409,383)	15,175,150

Distributions to shareholders from:
Net investment income
A-Class	(546,823)	—

Total distributions to shareholders	(546,823)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	9,715,889	12,543,804
B-Class	1,180,154	2,379,823
C-Class	177,237	266,313
Distributions reinvested
A-Class	502,041	—
Cost of shares redeemed
A-Class	(22,520,161)	(27,969,578)
B-Class	(2,775,354)	(3,966,116)
C-Class	(716,944)	(514,992)

Net decrease from capital share transactions	(14,437,138)	(17,260,746)

Net decrease in net assets	(20,393,344)	(2,085,596)

Net assets:
Beginning of year	183,346,489	185,432,085

End of year	$162,953,145	$183,346,489

Undistributed net investment income at end of year	$13,084	$505,424

Capital share activity:[1]
Shares sold
A-Class	493,303	736,887
B-Class	73,162	171,540
C-Class	10,210	17,562
Shares issued from reinvestment of distributions
A-Class	26,342	—
Shares redeemed
A-Class	(1,144,274)	(1,630,932)
B-Class	(172,978)	(279,623)
C-Class	(40,853)	(33,966)

Net decrease in shares	(755,088)	(1,018,532)

[1]	The share activity for the year ended September 30, 2010 and the period October 1, 2010 through April 8, 2011 has been restated to reflect a 1:4 reverse share split effective April 8, 2011 — See Note 11.
See Notes to Financial Statements.

12 | the RYDEX|SGI equity funds annual report

LARGE CAP CORE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2011[d]	2010[d]	2009[d]	2008[d]	2007[d]

Per Share Data
Net asset value, beginning of period	$17.56	$16.20	$17.04	$27.36	$27.40

Income (loss) from investment operations:
Net investment income[a]	.01	.04	.04	.04	— [b]
Net gain (loss) on investments (realized and unrealized)	(.74)	1.32	(.80)	(6.44)	2.76

Total from investment operations	(.73)	1.36	(.76)	(6.40)	2.76

Less distributions from:
Net investment income	(.04)	—	(.04)	—	—
Net realized gains	—	—	—	(3.88)	(2.80)
Return of capital	—	—	(.04)	(.04)	—

Total distributions	(.04)	—	(.08)	(3.92)	(2.80)

Net asset value, end of period	$16.79	$17.56	$16.20	$17.04	$27.36

Total Return[c]	(4.11)%	8.40%	(4.32)%	(26.12)%	10.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$156,232	$174,371	$175,404	$205,908	$322,850

Ratios to average net assets:
Net investment income	0.06%	0.31%	0.28%	0.15%	0.02%
Total expenses	1.35%	1.43%	1.49%	1.36%	1.34%

Portfolio turnover rate	92%	100%	69%	111%	20%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2011[d]	2010[d]	2009[d]	2008[d]	2007[d]

Per Share Data
Net asset value, beginning of period	$14.40	$13.36	$14.12	$23.56	$24.16

Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.08)	(.04)	(.12)	(.16)
Net gain (loss) on investments (realized and unrealized)	(.60)	1.12	(.68)	(5.40)	2.36

Total from investment operations	(.71)	1.04	(.72)	(5.52)	2.20

Less distributions from:
Net realized gains	—	—	—	(3.88)	(2.80)
Return of capital	—	—	(.04)	(.04)	—

Total distributions	—	—	(.04)	(3.92)	(2.80)

Net asset value, end of period	$13.69	$14.40	$13.36	$14.12	$23.56

Total Return[c]	(4.93)%	7.78%	(4.96)%	(26.69)%	9.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,121	$6,817	$7,784	$10,621	$19,928

Ratios to average net assets:
Net investment loss	(0.70)%	(0.48)%	(0.46)%	(0.61)%	(0.74)%
Total expenses	2.10%	2.17%	2.24%	2.11%	2.09%

Portfolio turnover rate	92%	100%	69%	111%	20%
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 13

LARGE CAP CORE FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2011[d]	2010[d]	2009[d]	2008[d]	2007[d]

Per Share Data
Net asset value, beginning of period	$15.56	$14.48	$15.24	$25.12	$25.56

Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.08)	(.04)	(.12)	(.20)
Net gain (loss) on investments (realized and unrealized)	(.63)	1.16	(.68)	(5.84)	2.56

Total from investment operations	(.75)	1.08	(.72)	(5.96)	2.36

Less distributions from:
Net realized gains	—	—	—	(3.88)	(2.80)
Return of capital	—	—	(.04)	(.04)	—

Total distributions	—	—	(.04)	(3.92)	(2.80)

Net asset value, end of period	$14.81	$15.56	$14.48	$15.24	$25.12

Total Return[c]	(4.82)%	7.46%	(4.60)%	(26.79)%	9.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,600	$2,158	$2,244	$2,915	$5,048

Ratios to average net assets:
Net investment loss	(0.70)%	(0.44)%	(0.47)%	(0.60)%	(0.73)%
Total expenses	2.10%	2.18%	2.24%	2.11%	2.09%

Portfolio turnover rate	92%	100%	69%	111%	20%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Net investment income is less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Per share amounts for periods ended September 30, 2007 — September 30, 2010 and the period October 1, 2010 through April 8, 2011 have been restated to reflect 1:4 share split effective April 8, 2011.
See Notes to Financial Statements.

14 | the RYDEX|SGI equity funds annual report

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2011

Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—All Cap Value Fund returned -5.93%1, while the Fund’s benchmark, the Russell 3000® Value Index, had a -2.22% return.
Our strategy is to select securities of small- to large-sized companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.
The portfolio’s performance was helped by being underweight the poorly performing Financials sector and good stock selection in a solidly performing Energy sector. However, these benefits were not enough to offset the effects of poor stock selection in Industrials and Information Technology. The portfolio’s Industrials and Technology holdings as a group lost 13% and 18%, respectively, compared with a loss of about 5% for the Industrials and Technology names in the Index. The portfolio also had nearly twice the allocation to Industrials as the Index.
The Energy sector has experienced some heavy selling pressure in recent months, but we have conviction in our holdings in this sector because of what we believe are reinvestment opportunities in excess of 50%. Most other segments in the market don’t have such attractive return profiles. Our process favors companies with average stability/profit visibility at the expense of more economically sensitive names, a stance which held back portfolio performance early in the period. However, we did shift slightly out of defensive names in Utilities, Health Care and Consumer Staples and began to invest in more cyclical names in the third quarter of 2011 to take advantage of opportunities where we saw value.
The Financials sector contributed most to the Fund’s return over the period. Although the portfolio was underweight Financials (an 18% weighting versus 27% for the Index), our holdings performed better than those in the Index.
Industrials and Information Technology detracted the most from the Fund’s return for the period. Security selection was a major factor in the two sectors’ relative underperformance.
The holdings contributing most to portfolio performance over the period were J.C. Penney & Company, Inc., which returned 32%; and Williams Companies, Inc., an Energy stock that returned 31%. The main detractors were two Technology positions—Computer Sciences Corp., which fell 40%, and Hewlett-Packard Co., which fell 46%.

the RYDEX|SGI equity funds annual report | 15

MANAGERS’ COMMENTARY (Unaudited) (concluded)	September 30, 2011

Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental-research analysis process.
Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.
We appreciate your business and the trust you place in us.
Sincerely,
James Schier, CFA, Portfolio Manager
Mark A. Mitchell, CFA, Portfolio Manager
The opinions and forecasts expressed are those of James Schier and Mark A. Mitchell as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

16 | the RYDEX|SGI equity funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011

ALL CAP VALUE FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.
Average Annual Returns*
Periods Ended 9/30/11

		Since
		Inception
	1 Year	(10/03/08)

A-Class	-5.93%	1.53%
A-Class with sales charge†	-11.36%	-0.46%
C-Class	-6.65%	0.80%
C-Class with CDSC††	-7.53%	0.80%
Institutional Class	-5.72%	1.79%
Russell 3000 Value Index	-2.22%	0.29%
Holdings Diversification (Market Exposure
as % of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	October 3, 2008
C-Class	October 3, 2008
Institutional Class	October 3, 2008

Ten Largest Holdings (% of Total Net Assets)

Equifax, Inc.	3.7%
Lowe’s Companies, Inc.	2.6%
Western Union Co.	2.6%
Chevron Corp.	2.5%
TE Connectivity Ltd.	2.4%
Edison International	2.3%
Time Warner, Inc.	2.2%
ConocoPhillips	2.1%
CVS Caremark Corp.	2.1%
Computer Sciences Corp.	2.1%

Top Ten Total	24.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX|SGI equity funds annual report | 17

SCHEDULE OF INVESTMENTS	September 30, 2011

ALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.0%

Financials - 18.4%
Aon Corp.	1,334	$56,001
Berkshire Hathaway, Inc. — Class B*	770	54,701
Wells Fargo & Co.	1,872	45,153
U.S. Bancorp	1,440	33,898
American Financial Group, Inc.	1,050	32,623
Hanover Insurance Group, Inc.	914	32,447
WR Berkley Corp.	1,066	31,650
JPMorgan Chase & Co.	1,010	30,421
Allstate Corp.	1,270	30,086
BB&T Corp.	1,335	28,476
Bank of New York Mellon Corp.	1,330	24,725
State Street Corp.	700	22,512
Alleghany Corp.	53	15,291
Reinsurance Group of America, Inc.	294	13,509
Transatlantic Holdings, Inc.	200	9,704
Fifth Street Finance Corp.	990	9,227
Employers Holdings, Inc.	719	9,174
RenaissanceRe Holdings Ltd.	140	8,932
Old National Bancorp	713	6,645
Investors Real Estate Trust	900	6,480
Ocwen Financial Corp.*	440	5,812
Associated Banc-Corp.	544	5,059
Endurance Specialty Holdings Ltd.	130	4,440
First Marblehead Corp.*	2,819	2,875

Total Financials		519,841

Industrials - 15.8%
Equifax, Inc.	3,365	103,440
Republic Services, Inc.	1,900	53,314
United Technologies Corp.	530	37,291
URS Corp.*	1,000	29,660
Quanta Services, Inc.*	1,340	25,179
Covanta Holding Corp.	1,510	22,937
GeoEye, Inc.*	720	20,412
Parker Hannifin Corp.	252	15,909
FedEx Corp.	217	14,687
Orbital Sciences Corp.*	1,095	14,016
FTI Consulting, Inc.*	380	13,988
Trex Company, Inc.*	829	13,289
General Cable Corp.*	510	11,908
Navigant Consulting, Inc.*	1,245	11,541
Insituform Technologies, Inc. — Class A*	880	10,190
USG Corp.*	1,454	9,785
Saia, Inc.*	882	9,279
Force Protection, Inc.*	2,321	8,936
Atlas Air Worldwide Holdings, Inc.*	175	5,826
DryShips, Inc.*	2,120	4,961
ICF International, Inc.*	199	3,743
Babcock & Wilcox Co.*	150	2,932
United Stationers, Inc.	94	2,561

Total Industrials		445,784

Energy - 14.7%
Chevron Corp.[1]	760	70,315
ConocoPhillips	960	60,787
Williams Companies, Inc.	2,160	52,574
McDermott International, Inc.*	4,638	49,905
Apache Corp.	500	40,120
Halliburton Co.	1,069	32,626
Chesapeake Energy Corp.	859	21,948
Gulfport Energy Corp.*	800	19,344
Exxon Mobil Corp.	190	13,800
Plains Exploration & Production Co.*	600	13,626
SandRidge Energy, Inc.*	1,744	9,697
Arch Coal, Inc.	600	8,748
Goodrich Petroleum Corp.*	713	8,428
Resolute Energy Corp.*	700	7,952
USEC, Inc.*	2,005	3,228
Ocean Rig UDW, Inc.*	15	233

Total Energy		413,331

Information Technology - 13.1%
Western Union Co.	4,690	71,710
TE Connectivity Ltd.	2,352	66,185
Computer Sciences Corp.	2,243	60,225
IXYS Corp.*	3,814	41,496
Cisco Systems, Inc.	2,600	40,274
Hewlett-Packard Co.	1,290	28,961
Maxwell Technologies, Inc.*	1,259	23,178
Cree, Inc.*	470	12,211
Power-One, Inc.*	2,092	9,414
Satyam Computer Services Ltd. ADR*	3,215	8,777
Symmetricom, Inc.*	1,825	7,920

Total Information Technology		370,351

Consumer Discretionary - 9.9%
Lowe’s Companies, Inc.	3,759	72,699
Time Warner, Inc.	2,087	62,547
Cabela’s, Inc.*	1,679	34,403
Best Buy Company, Inc.	800	18,640
Chico’s FAS, Inc.	1,600	18,288
Penn National Gaming, Inc.	400	13,316
Maidenform Brands, Inc.*	537	12,571
Apollo Group, Inc. — Class A	270	10,695
Scholastic Corp.	300	8,409
Brown Shoe Company, Inc.	1,063	7,569
Hanesbrands, Inc.*	300	7,503
DeVry, Inc.	140	5,174
Jack in the Box, Inc.*	210	4,183
Fred’s, Inc. — Class A	200	2,132

Total Consumer Discretionary		278,129

See Notes to Financial Statements.

18 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
ALL CAP VALUE FUND

	Shares	Value
Health Care - 7.6%
Aetna, Inc.	1,449	$52,671
Covidien plc	1,038	45,776
Hospira, Inc.*	619	22,903
Mednax, Inc.*	324	20,295
Forest Laboratories, Inc.*	630	19,398
UnitedHealth Group, Inc.	350	16,142
Medco Health Solutions, Inc.*	244	11,441
Universal Health Services, Inc. — Class B	210	7,140
Community Health Systems, Inc.*	400	6,656
Hologic, Inc.*	399	6,069
Kindred Healthcare, Inc.*	605	5,215

Total Health Care		213,706

Consumer Staples - 7.5%
CVS Caremark Corp.	1,808	60,713
Wal-Mart Stores, Inc.	800	41,520
Kraft Foods, Inc. — Class A	1,100	36,938
Bunge Ltd.	425	24,773
JM Smucker Co.	201	14,651
Hormel Foods Corp.	528	14,266
Ralcorp Holdings, Inc.*	173	13,271
Beam, Inc.*	100	5,408

Total Consumer Staples		211,540

Materials - 4.6%
Dow Chemical Co.	1,656	37,194
Bemis Company, Inc.	1,194	34,996
Owens-Illinois, Inc.*	1,070	16,178
Sonoco Products Co.	521	14,708
Louisiana-Pacific Corp.*	2,800	14,280
HB Fuller Co.	352	6,414
Zoltek Companies, Inc.*	794	5,105

Total Materials		128,875

Utilities - 3.6%
Edison International	1,680	64,260
Black Hills Corp.	500	15,320
Great Plains Energy, Inc.	497	9,592
Allete, Inc.	180	6,593
MDU Resources Group, Inc.	273	5,239

Total Utilities		101,004

Telecommunication Services - 0.8%
Windstream Corp.	1,982	23,110

Total Common Stocks (Cost $2,885,517)		2,705,671

EXCHANGE TRADED FUNDS† - 2.0%
iShares S&P 500 Value Index Fund	550	28,369
iShares Russell 1000 Value Index Fund	500	28,295

Total Exchange Traded Funds (Cost $66,134)		56,664

Total Investments - 98.0% (Cost $2,951,651)		$2,762,335

	Contracts
OPTIONS WRITTEN† - 0.0%
Put Options on:
Northern Trust Corp.
Expiring January 2012 with strike price of $35.00	4	(1,356)

Total Options Written (Premiums received $1,472)		(1,356)

Cash & Other Assets, Less Liabilities - 2.0%		57,350

Total Net Assets - 100.0%		$2,818,329

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

1	All or a portion of this security is pledged as collateral for open options written at September 30, 2011.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 19

ALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $2,951,651)	$2,762,335
Cash	18,892
Prepaid expenses	10,572
Receivables:
Securities sold	75,673
Fund shares sold	14,630
Investment advisor	9,499
Dividends	4,413

Total assets	2,896,014

Liabilities:
Options written, at value (premiums received $1,472)	1,356
Payable for:
Fund shares redeemed	55,954
Professional fees	9,517
Securities purchased	3,545
Management fees	1,672
Distribution and service fees	1,196
Transfer agent/maintenance fees	371
Fund accounting/administration fees	227
Directors’ fees*	150
Miscellaneous	3,697

Total liabilities	77,685

Net assets	$2,818,329

Net assets consist of:
Paid in capital	$2,861,780
Undistributed net investment income	2,724
Accumulated net realized gain on investments	143,025
Net unrealized depreciation on investments	(189,200)

Net assets	$2,818,329

A-Class:
Net assets	$1,487,348
Capital shares outstanding	150,076
Net asset value per share	$9.91

Maximum offering price per share (Net asset value divided by 95.25%)	$10.40

C-Class:
Net assets	$1,030,713
Capital shares outstanding	106,080
Net asset value per share	$9.72

Institutional Class:
Net assets	$300,268
Capital shares outstanding	30,225
Net asset value per share	$9.93

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends	$51,628

Total investment income	51,628

Expenses:
Management fees	22,771
Transfer agent/maintenance fees	5,049
Distribution and service fees:
A-Class	4,447
C-Class	11,108
Fund accounting/administration fees	3,090
Registration fees	32,283
Professional fees	7,660
Directors’ fees*	490
Miscellaneous	10,901

Total expenses	97,799

Less:
Expenses waived by advisor	(49,063)

Net expenses	48,736

Net investment income	2,892

Net Realized and Unrealized Gain(Loss):
Net realized gain (loss) on:
Investments	183,909
Options written	2,548

Net realized gain	186,457

Net change in unrealized appreciation (depreciation) on:
Investments	(392,366)
Options written	(331)

Net change in unrealized appreciation (depreciation)	(392,697)

Net realized and unrealized loss	(206,240)

Net decrease in net assets resulting from operations	$(203,348)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | The RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

ALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010
Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,892	$3,935
Net realized gain on investments	186,457	140,388
Net change in unrealized appreciation (depreciation) on investments	(392,697)	54,786

Net increase (decrease) in net assets resulting from operations	(203,348)	199,109

Distributions to shareholders from:
Net investment income
A-Class	(2,929)	(1,974)
Institutional Class	(1,040)	(1,736)
Net realized gains
A-Class	(89,465)	—
C-Class	(51,878)	—
Institutional Class	(18,694)	—

Total distributions to shareholders	(164,006)	(3,710)

Capital share transactions:
Proceeds from sale of shares
A-Class	509,310	1,353,803
C-Class	500,554	464,106
Institutional Class	23,672	43,200
Distributions reinvested
A-Class	92,394	1,960
C-Class	51,833	—
Institutional Class	19,734	1,736
Cost of shares redeemed
A-Class	(547,992)	(1,209,690)
C-Class	(166,421)	(128,033)
Institutional Class	(25,872)	(40,226)

Net increase from capital share transactions	457,212	486,856

Net increase in net assets	89,858	682,255

Net assets:
Beginning of year	2,728,471	2,046,216

End of year	$2,818,329	$2,728,471

Undistributed net investment income at end of year	$2,724	$3,801

Capital share activity:
Shares sold
A-Class	44,039	126,610
C-Class	42,478	42,853
Institutional Class	1,966	3,913
Shares issued from reinvestment of distributions
A-Class	7,993	186
C-Class	4,547	—
Institutional Class	1,706	165
Shares redeemed
A-Class	(46,034)	(111,974)
C-Class	(14,749)	(12,031)
Institutional Class	(2,076)	(3,913)

Net increase in shares	39,870	45,809

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 21

ALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
A-Class	2011	2010	2009[a]

Per Share Data
Net asset value, beginning of period	$11.11	$10.21	$10.00

Income (loss) from investment operations:
Net investment income[b]	.04	.03	.04
Net gain (loss) on investments (realized and unrealized)	(.61)	.89	.17

Total from investment operations	(.57)	.92	.21

Less distributions from:
Net investment income	(.02)	(.02)	—
Net realized gains	(.61)	—	—

Total distributions	(.63)	(.02)	—

Net asset value, end of period	$9.91	$11.11	$10.21

Total Return[c]	(5.93)%	8.97%	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,487	$1,601	$1,319

Ratios to average net assets:
Net investment income	0.31%	0.31%	0.51%
Total expenses	2.78%	3.71%	6.75%
Net expenses[d]	1.27%	1.29%	1.35%

Portfolio turnover rate	30%	55%	17%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
C-Class	2011	2010	2009[a]

Per Share Data
Net asset value, beginning of period	$10.97	$10.13	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(.05)	(.04)	(.02)
Net gain (loss) on investments (realized and unrealized)	(.59)	.88	.15

Total from investment operations	(.64)	.84	.13

Less distributions from:
Net realized gains	(.61)	—	—

Total distributions	(.61)	—	—

Net asset value, end of period	$9.72	$10.97	$10.13

Total Return[c]	(6.65)%	8.29%	1.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,031	$809	$436

Ratios to average net assets:
Net investment loss	(0.42)%	(0.41)%	(0.18)%
Total expenses	3.52%	4.47%	8.89%
Net expenses[d]	2.02%	2.04%	2.10%

Portfolio turnover rate	30%	55%	17%

22 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

ALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2011	2010	2009[a]

Per Share Data
Net asset value, beginning of period	$11.12	$10.24	$10.00

Income (loss) from investment operations:
Net investment income[b]	.07	.06	.07
Net gain (loss) on investments (realized and unrealized)	(.62)	.88	.17

Total from investment operations	(.55)	.94	.24

Less distributions from:
Net investment income	(.03)	(.06)	—
Net realized gains	(.61)	—	—

Total distributions	(.64)	(.06)	—

Net asset value, end of period	$9.93	$11.12	$10.24

Total Return[c]	(5.72%)	9.22%	2.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$300	$318	$291

Ratios to average net assets:
Net investment income	0.56%	0.55%	0.81%
Total expenses	2.53%	3.48%	8.19%
Net expenses[d]	1.02%	1.05%	1.10%

Portfolio turnover rate	30%	55%	17%

[a]	Since commencement of operations: October 3, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 23

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011
Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—Mid Cap Value Fund returned -7.98%1, while the Fund’s benchmark, the Russell 2500® Value Index, had a -4.70% return.
Our strategy is to select securities of small- to medium-sized companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.
The portfolio’s performance was helped by good stock selection in the Consumer Staples and an underweight in the Financials sector—the two sectors that contributed the most to portfolio return for the period. However, these benefits were not enough to offset poor stock selection in Industrials and Materials, the sectors that detracted most from return. The situation in Industrials was exacerbated by having an overweight (21% for the portfolio against 12% for the Index).
Our process favors companies with average stability/profit visibility at the expense of more economically sensitive names, a stance which held back portfolio performance early in the period. However, we did shift slightly out of defensive names in Utilities, Health Care and Consumer Staples and began to invest in more cyclical names in the third quarter of 2011 to take advantage of opportunities where we saw value. We continue to believe that some of the best value investment opportunities lie in energy, insurance and infrastructure-related investments.
The holdings contributing most to portfolio performance over the period were Global Industries Ltd., an Energy holding which returned 44%, and RehabCare Group, Inc., a Health Care holding that returned 86%. The main detractors were Computer Sciences Corp., which fell 40%, and Owens-Illinois, Inc., which fell 50%.
Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental research analysis process.
Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.
We appreciate your business and the trust you place in us.
Sincerely,
James Schier, CFA, Portfolio Manager
24 | the RYDEX | SGI equity funds annual report

MANAGER’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of James Schier as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX | SGI equity funds annual report | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
MID CAP VALUE FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The Russell 2500® Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.
Average Annual Returns*
Periods Ended 9/30/11

	1 Year	5 Year	10 Year

A-Class	-7.98%	1.60%	10.31%
A-Class with sales charge†	-13.26%	0.41%	9.66%
B-Class	-8.66%	0.85%	9.62%
B-Class with CDSC††	-13.23%	0.59%	9.62%
C-Class	-8.68%	0.84%	9.46%
C-Class with CDSC†††	-9.59%	0.84%	9.46%
Russell 2500 Value Index	-4.70%	-1.69%	7.24%
Holdings Diversification (Market Exposure as
% of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
B-Class	May 1, 1997
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.7%
Computer Sciences Corp.	3.0%
Cabela’s, Inc.	2.8%
Bemis Company, Inc.	2.6%
Maxwell Technologies, Inc.	2.5%
WR Berkley Corp.	2.4%
American Financial Group, Inc.	2.4%
Covanta Holding Corp.	2.3%
Gulfport Energy Corp.	2.2%
IXYS Corp.	2.1%

Top Ten Total	26.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
26 | the RYDEX | SGI equity funds annual report

SCHEDULE OF INVESTMENTS	September 30, 2011
MID CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 97.9%
Financials - 19.8%
Hanover Insurance Group, Inc.	1,256,910	$44,620,305
WR Berkley Corp.	956,310	28,392,844
American Financial Group, Inc.[1]	903,700	28,077,959
Alleghany Corp.	70,600	20,368,100
Reinsurance Group of America, Inc.	387,754	17,817,296
Transatlantic Holdings, Inc.	246,700	11,969,884
Fifth Street Finance Corp.	1,263,932	11,779,846
RenaissanceRe Holdings Ltd.	177,000	11,292,600
Old National Bancorp	1,015,822	9,467,461
Ocwen Financial Corp.*	670,930	8,862,985
Lexington Realty Trust	1,207,800	7,899,012
Associated Banc-Corp.	731,277	6,800,876
Northern Trust Corp.	189,600	6,632,208
Employers Holdings, Inc.	486,300	6,205,188
Endurance Specialty Holdings Ltd.	177,930	6,076,310
Investors Real Estate Trust	674,800	4,858,560
Redwood Trust, Inc.	287,727	3,213,911
First Marblehead Corp.*	1,117,473	1,139,822

Total Financials		235,475,167

Industrials - 19.0%
Covanta Holding Corp.	1,789,150	27,177,189
GeoEye, Inc.*	864,390	24,505,456
Quanta Services, Inc.*	1,067,600	20,060,204
FTI Consulting, Inc.*	525,210	19,332,980
Navigant Consulting, Inc.*	1,757,030	16,287,668
General Cable Corp.*	595,200	13,897,920
Equifax, Inc.	440,000	13,525,600
Orbital Sciences Corp.*	1,022,080	13,082,624
Insituform Technologies, Inc. — Class A*	913,100	10,573,698
URS Corp.*	338,300	10,033,978
Babcock & Wilcox Co.*	470,650	9,201,208
ICF International, Inc.*	437,700	8,233,137
Force Protection, Inc.*	2,066,525	7,956,121
Atlas Air Worldwide Holdings, Inc.*	221,411	7,370,772
DryShips, Inc.*	2,864,340	6,702,556
Trex Company, Inc.*	379,900	6,089,797
Saia, Inc.*	578,560	6,086,451
United Stationers, Inc.	178,902	4,875,080
Thermoenergy Corp.*	2,701,839	513,349
UQM Technologies, Inc.*	167,541	279,793

Total Industrials		225,785,581

Consumer Discretionary - 12.9%
Cabela’s, Inc.*	1,617,193	33,136,285
Chico’s FAS, Inc.[1]	2,006,100	22,929,723
Penn National Gaming, Inc.	483,700	16,102,373
Maidenform Brands, Inc.*	655,900	15,354,619
Apollo Group, Inc. — Class A	356,000	14,101,160
Scholastic Corp.	386,600	10,836,398
Brown Shoe Company, Inc.	1,369,435	9,750,377
Jack in the Box, Inc.*	443,700	8,838,504
Hanesbrands, Inc.*	333,580	8,342,836
DeVry, Inc.	162,480	6,005,261
Smith & Wesson Holding Corp.*	2,024,310	5,101,261
Fred’s, Inc. — Class A	242,534	2,585,412

Total Consumer Discretionary		153,084,209

Information Technology - 11.6%
Computer Sciences Corp.	1,317,120	35,364,672
Maxwell Technologies, Inc.*,2	1,617,554	29,779,169
IXYS Corp.*,2	2,336,630	25,422,534
Cree, Inc.*	629,640	16,358,047
Satyam Computer Services Ltd. ADR*	4,289,620	11,710,663
Power-One, Inc.*	2,509,259	11,291,666
Symmetricom, Inc.*	1,861,970	8,080,950

Total Information Technology		138,007,701

Energy - 8.2%
Gulfport Energy Corp.*	1,101,077	26,624,042
Plains Exploration & Production Co.*	701,740	15,936,516
SandRidge Energy, Inc.*	2,862,970	15,918,113
Goodrich Petroleum Corp.*	1,075,129	12,708,025
Resolute Energy Corp.*	917,600	10,423,936
McDermott International, Inc.*	714,400	7,686,944
USEC, Inc.*	2,743,730	4,417,405
Arch Coal, Inc.	253,500	3,696,030
Ocean Rig UDW, Inc.*	20,812	315,306

Total Energy		97,726,317

Materials - 7.8%
Bemis Company, Inc.	1,060,180	31,073,876
Owens-Illinois, Inc.*	1,313,740	19,863,749
Sonoco Products Co.	527,200	14,882,856
Louisiana-Pacific Corp.*	2,079,300	10,604,430
HB Fuller Co.	486,504	8,864,103
Landec Corp.*	911,716	4,850,329
Zoltek Companies, Inc.*	519,596	3,341,002

Total Materials		93,480,345

Utilities - 6.7%
Great Plains Energy, Inc.	953,117	18,395,158
Black Hills Corp.	501,860	15,376,990
NorthWestern Corp.	373,456	11,928,185
UGI Corp.	386,242	10,146,577
American Water Works Company, Inc.	322,720	9,739,690
Allete, Inc.	234,600	8,593,398
MDU Resources Group, Inc.	305,768	5,867,688

Total Utilities		80,047,686

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 27

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
MID CAP VALUE FUND

	Shares	Value
Consumer Staples - 6.0%
JM Smucker Co.	267,030	$19,463,817
Hormel Foods Corp.	701,840	18,963,717
Ralcorp Holdings, Inc.*	226,316	17,360,700
Bunge Ltd.[1]	160,890	9,378,278
Beam, Inc.*	121,500	6,570,720

Total Consumer Staples		71,737,232

Health Care - 5.9%
Mednax, Inc.*	347,641	21,776,232
Forest Laboratories, Inc.*	390,780	12,032,116
Hologic, Inc.*	737,801	11,221,953
Universal Health Services, Inc. — Class B	261,940	8,905,960
Community Health Systems, Inc.*	530,250	8,823,360
Kindred Healthcare, Inc.*	811,136	6,991,993

Total Health Care		69,751,614

Total Common Stocks (Cost $1,211,519,124)		1,165,095,852

CONVERTIBLE PREFERRED STOCK†† - 0.0%
Thermoenergy Corp.*,3	858,334	476,204

Total Convertible Preferred Stock (Cost $819,654)		476,204

WARRANTS†† - 0.0%
Thermoenergy Corp. $0.30, 07/31/15[3]	13,733,344	558,947

Total Warrants (Cost $1,240,348)		558,947

EXCHANGE TRADED FUNDS† - 1.0%
iShares Russell Midcap Value Index Fund	180,000	6,940,800
iShares Russell 2000 Value Index Fund	79,860	4,554,416

Total Exchange Traded Funds (Cost $10,935,558)		11,495,216

	Face
	Amount
CONVERTIBLE BONDS†† - 1.1%

Energy - 0.6%
USEC, Inc. 3.00% due 10/01/14 $13,600,000	7,174,000

	Face
	Amount	Value
Industrials - 0.5%
DryShips, Inc. 5.00% due 12/01/14	$9,425,000	$5,808,156

Total Convertible Bonds (Cost $19,511,906)		12,982,156

Total Investments - 100.0% (Cost $1,244,026,590)		$1,190,608,375

	Contracts
OPTIONS WRITTEN† - (0.3)%
Call Options on:
Chico’s FAS, Inc. Expiring January 2012 with strike price of $15.00	1,239	(30,975)
Bunge Ltd. Expiring January 2012 with strike price of $62.50	972	(320,760)

Total Call Options		(351,735)

Put Options on:
Chico’s FAS, Inc. Expiring January 2012 with strike price of $12.50	1,487	(312,270)
SandRidge Energy, Inc. Expiring December 2011 with strike price of $7.00	2,012	(380,268)
Gulfport Energy Corp. Expiring October 2011 with strike price of $25.00	2,001	(400,200)
Northern Trust Corp. Expiring January 2012 with strike price of $35.00	1,740	(589,860)
Bunge Ltd. Expiring January 2012 with strike price of $60.00	1,012	(647,680)
McDermott International, Inc Expiring November 2011 with strike price of $13.00	4,925	(1,329,750)

Total Put Options		(3,660,028)

Total Options Written (Premiums received $3,146,202)		(4,011,763)

Cash & Other Assets, Less Liabilities - 0.3%		3,575,474

Total Net Assets - 100.0%		$1,190,172,086

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as collateral for open options written at September 30, 2011.

[2]	Affiliated issuers — See Note 8.

[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

ADR — American Depositary Receipt

28 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $1,205,095,386)	$1,135,406,672
Investments in affiliated issuers, at value (cost $38,931,204)	55,201,703
Cash	7,988,668
Prepaid expenses	90,356
Receivables:
Securities sold	1,677,718
Dividends	1,063,929
Fund shares sold	925,739
Interest	360,984

Total assets	1,202,715,769

Liabilities:
Options written, at value (premiums received $3,146,202)	4,011,763
Payable for:
Securities purchased	3,554,414
Fund shares redeemed	2,965,494
Management fees	822,746
Distribution and service fees	402,897
Fund accounting/administration fees	99,007
Transfer agent/maintenance fees	96,041
Directors’ fees*	9,130
Miscellaneous	582,191

Total liabilities	12,543,683

Net assets	$1,190,172,086

Net assets consist of:
Paid in capital	$1,236,560,361
Undistributed net investment income	—
Accumulated net realized gain on investments	7,895,501
Net unrealized depreciation on investments	(54,283,776)

Net assets	$1,190,172,086

A-Class:
Net assets	$973,467,195
Capital shares outstanding	35,881,053
Net asset value per share	$27.13

Maximum offering price per share (Net asset value divided by 95.25%)	$28.48

B-Class:
Net assets	$27,960,158
Capital shares outstanding	1,216,371
Net asset value per share	$22.99

C-Class:
Net assets	$188,744,733
Capital shares outstanding	7,969,549
Net asset value per share	$23.68

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends	$16,970,819
Interest	722,109

Total investment income	17,692,928

Expenses:
Management fees	11,395,603
Transfer agent/maintenance fees	2,136,068
Distribution and service fees:
A-Class	2,968,461
B-Class	400,840
C-Class	2,252,788
Fund accounting/administration fees	1,380,091
Directors’ fees*	117,539
Miscellaneous	482,046

Total expenses	21,133,436

Net investment loss	(3,440,508)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	93,505,286
Investments in affiliated issuers	756,394
Options written	2,010,007

Net realized gain	96,271,687

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(209,339,144)
Investments in affiliated issuers	8,748,239
Options written	(1,503,487)

Net change in unrealized appreciation (depreciation)	(202,094,392)

Net realized and unrealized loss	(105,822,705)

Net decrease in net assets resulting from operations	$(109,263,213)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 29

MID CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(3,440,508)	$2,637,672
Net realized gain (loss) on investments	96,271,687	(2,816,034)
Net change in unrealized appreciation (depreciation) on investments	(202,094,392)	120,886,412

Net increase (decrease) in net assets resulting from operations	(109,263,213)	120,708,050

Distributions to shareholders from:
Net investment income
A-Class	(2,703,664)	(1,178,918)

Total distributions to shareholders	(2,703,664)	(1,178,918)

Capital share transactions:
Proceeds from sale of shares
A-Class	324,475,268	525,044,189
B-Class	1,151,877	2,160,769
C-Class	50,436,018	60,822,739
Distributions reinvested
A-Class	2,286,331	1,064,396
Cost of shares redeemed
A-Class	(319,562,384)	(349,397,686)
B-Class	(13,883,753)	(23,155,998)
C-Class	(35,726,724)	(22,330,336)

Net increase from capital share transactions	9,176,633	194,208,073

Net increase (decrease) in net assets	(102,790,244)	313,737,205

Net assets:
Beginning of year	1,292,962,330	979,225,125

End of year	$1,190,172,086	$1,292,962,330

Undistributed net investment income at end of year	$—	$2,564,377

Capital share activity:
Shares sold
A-Class	9,983,874	18,798,275
B-Class	41,607	92,317
C-Class	1,764,740	2,460,598
Shares issued from reinvestment of distributions
A-Class	71,136	38,861
Shares redeemed
A-Class	(9,926,468)	(12,495,803)
B-Class	(506,587)	(966,968)
C-Class	(1,274,995)	(908,686)

Net increase in shares	153,307	7,018,594

30 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each year, and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$29.55	$26.58	$28.41	$40.79	$38.27

Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.11	.08	.25	.25
Net gain (loss) on investments (realized and unrealized)	(2.31)	2.90	.82	(4.77)	4.59

Total from investment operations	(2.34)	3.01	.90	(4.52)	4.84

Less distributions from:
Net investment income	(.08)	(.04)	(.14)	(.14)	(.23)
Net realized gains	—	—	(2.59)	(7.72)	(2.09)

Total distributions	(.08)	(.04)	(2.73)	(7.86)	(2.32)

Net asset value, end of period	$27.13	$29.55	$26.58	$28.41	$40.79

Total Return[b]	(7.98)%	11.32%	6.90%	(12.48)%	12.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$973,467	$1,056,655	$781,883	$656,044	$687,484

Ratios to average net assets:
Net investment income (loss)	(0.10)%	0.38%	0.40%	0.79%	0.61%
Total expenses	1.32%	1.37%	1.48%	1.37%	1.32%

Portfolio turnover rate	28%	23%	31%	68%	44%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$25.17	$22.78	$24.83	$36.78	$34.76

Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.09)	(.06)	(—)[c]	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.94)	2.48	.60	(4.23)	4.15

Total from investment operations	(2.18)	2.39	.54	(4.23)	4.11

Less distributions from:
Net realized gains	—	—	(2.59)	(7.72)	(2.09)

Total distributions	—	—	(2.59)	(7.72)	(2.09)

Net asset value, end of period	$22.99	$25.17	$22.78	$24.83	$36.78

Total Return[b]	(8.66)%	10.49%	6.17%	(13.14)%	12.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,960	$42,321	$58,221	$66,641	$106,179

Ratios to average net assets:
Net investment loss	(0.86)%	(0.40)%	(0.34)%	(0.01)%	(0.10)%
Total expenses	2.07%	2.12%	2.23%	2.12%	2.07%

Portfolio turnover rate	28%	23%	31%	68%	44%

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 31

MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each year, and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$25.93	$23.47	$25.49	$37.54	$35.43

Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.09)	(.07)	(—)[c]	(.05)
Net gain (loss) on investments (realized and unrealized)	(2.01)	2.55	.64	(4.33)	4.25

Total from investment operations	(2.25)	2.46	.57	(4.33)	4.20

Less distributions from:
Net realized gains	—	—	(2.59)	(7.72)	(2.09)

Total distributions	—	—	(2.59)	(7.72)	(2.09)

Net asset value, end of period	$23.68	$25.93	$23.47	$25.49	$37.54

Total Return[b]	(8.68%)	10.48%	6.13%	(13.15%)	12.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$188,745	$193,986	$139,121	$113,192	$176,746

Ratios to average net assets:
Net investment loss	(0.85%)	(0.37%)	(0.35%)	(0.01%)	(0.12%)
Total expenses	2.07%	2.12%	2.22%	2.12%	2.07%

Portfolio turnover rate	28%	23%	31%	68%	44%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the year.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Net investment loss is less than $0.01 per share.

32 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011
Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—Mid Cap Value Institutional Fund returned -8.05%1, while the Fund’s benchmark, the Russell 2500® Value Index, had a -4.70% return.
Our strategy is to select securities of small- to medium-sized companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.
The portfolio’s performance was helped by good stock selection in the Consumer Staples and an underweight in the Financials sector—the two sectors that contributed the most to portfolio return for the period. However, these benefits were not enough to offset poor stock selection in Industrials and Materials, the sectors that detracted most from return. The situation in Industrials was exacerbated by having an overweight (21% for the portfolio against 12% for the Index).
Our process favors companies with average stability/profit visibility at the expense of more economically sensitive names, a stance which held back portfolio performance early in the period. However, we did shift slightly out of defensive names in Utilities, Health Care and Consumer Staples and began to invest in more cyclical names in the third quarter of 2011 to take advantage of opportunities where we saw value. We continue to believe that some of the best value investment opportunities lie in energy, insurance and infrastructure-related investments.
The holdings contributing most to portfolio performance over the period were Global Industries Ltd., an Energy holding which returned 44%, and RehabCare Group, Inc., a Health Care holding that returned 86%. The main detractors were Computer Sciences Corp., which fell 40%, and Owens-Illinois, Inc., which fell 50%.
Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental research analysis process.
Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.
We appreciate your business and the trust you place in us.
James Schier, CFA, Portfolio Manager
the RYDEX | SGI equity funds annual report | 33

MANAGER’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of James Schier as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
34 | the RYDEX | SGI equity funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
MID CAP VALUE INSTITUTIONAL FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The Russell 2500®Value Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation.
Average Annual Returns*
Periods Ended 9/30/2011

		Since
		Inception
	1 Year	(07/11/08)
Mid Cap Value Institutional Fund	-8.05%	4.59%
Russell 2500 Value Index	-4.70%	0.84%
Holdings Diversification (Market Exposure as
% of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Inception Date:
July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.8%
Computer Sciences Corp.	3.1%
Cabela’s, Inc.	2.8%
Maxwell Technologies, Inc.	2.6%
Bemis Company, Inc.	2.5%
WR Berkley Corp.	2.4%
American Financial Group, Inc.	2.3%
Covanta Holding Corp.	2.3%
Gulfport Energy Corp.	2.2%
IXYS Corp.	2.2%

Top Ten Total	26.2%

“ Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
the RYDEX | SGI equity funds annual report | 35

SCHEDULE OF INVESTMENTS	September 30, 2011
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
COMMON STOCKS† - 97.5%

Financials - 20.1%
Hanover Insurance Group, Inc.	502,891	$17,852,630
WR Berkley Corp.	383,810	11,395,319
American Financial Group, Inc.[1]	353,570	10,985,420
Alleghany Corp.	28,808	8,311,108
Reinsurance Group of America, Inc.	151,923	6,980,862
Transatlantic Holdings, Inc.	104,200	5,055,784
Fifth Street Finance Corp.	502,507	4,683,365
RenaissanceRe Holdings Ltd.	73,300	4,676,540
Old National Bancorp	393,845	3,670,635
Ocwen Financial Corp.*	260,360	3,439,356
Lexington Realty Trust	481,300	3,147,702
Associated Banc-Corp.	292,352	2,718,874
Employers Holdings, Inc.	205,900	2,627,284
Northern Trust Corp.	74,460	2,604,611
Endurance Specialty Holdings Ltd.	74,550	2,545,882
Investors Real Estate Trust	245,000	1,764,000
Redwood Trust, Inc.	125,600	1,402,952
First Marblehead Corp.*	557,384	568,532
Bimini Capital Management, Inc. — Class A	445,113	269,293

Total Financials		94,700,149

Industrials - 19.5%
Covanta Holding Corp.	710,040	10,785,508
GeoEye, Inc.*	353,900	10,033,065
Quanta Services, Inc.*	443,200	8,327,728
FTI Consulting, Inc.*	213,600	7,862,616
Navigant Consulting, Inc.*	692,070	6,415,489
General Cable Corp.*	243,600	5,688,060
Equifax, Inc.	181,500	5,579,310
Orbital Sciences Corp.*	397,788	5,091,686
Insituform Technologies, Inc. — Class A*	386,640	4,477,291
URS Corp.*	148,040	4,390,866
Babcock & Wilcox Co.*	196,600	3,843,530
Force Protection, Inc.*	913,803	3,518,142
ICF International, Inc.*	178,910	3,365,297
Atlas Air Worldwide Holdings, Inc.*	86,961	2,894,932
DryShips, Inc.*	1,199,870	2,807,696
Trex Company, Inc.*	151,200	2,423,736
Saia, Inc.*	219,570	2,309,876
United Stationers, Inc.	78,556	2,140,651
UQM Technologies, Inc.*	67,422	112,595

Total Industrials		92,068,074

Consumer Discretionary - 13.1%
Cabela’s, Inc.*	647,661	13,270,574
Chico’s FAS, Inc.[1]	789,170	9,020,213
Maidenform Brands, Inc.*	272,717	6,384,305
Penn National Gaming, Inc.	189,760	6,317,110
Apollo Group, Inc. — Class A	149,690	5,929,221
Scholastic Corp.	157,600	4,417,528
Brown Shoe Company, Inc.	574,257	4,088,710
Jack in the Box, Inc.*	183,130	3,647,950
Hanesbrands, Inc.*	140,160	3,505,402
DeVry, Inc.	66,060	2,441,578
Smith & Wesson Holding Corp.*	824,826	2,078,561
Fred’s, Inc. — Class A	89,226	951,149
HydroGen Corp.*,2	1,265,700	18,985

Total Consumer Discretionary		62,071,286

Information Technology - 11.9%
Computer Sciences Corp.	537,370	14,428,385
Maxwell Technologies, Inc.*	669,475	12,325,035
IXYS Corp.*	938,179	10,207,388
Cree, Inc.*	254,300	6,606,714
Satyam Computer Services Ltd. ADR*	1,770,399	4,833,189
Power-One, Inc.*	1,027,775	4,624,987
Symmetricom, Inc.*	696,000	3,020,640

Total Information Technology		56,046,338

Energy - 8.3%
Gulfport Energy Corp.*	427,612	10,339,658
SandRidge Energy, Inc.*	1,191,351	6,623,912
Plains Exploration & Production Co.*	273,230	6,205,053
Goodrich Petroleum Corp.*	422,250	4,990,995
Resolute Energy Corp.*	383,600	4,357,696
McDermott International, Inc.*	277,300	2,983,748
USEC, Inc.*	1,248,200	2,009,602
Arch Coal, Inc.	102,500	1,494,450
Ocean Rig UDW, Inc.*	8,718	132,082

Total Energy		39,137,196

Materials - 7.6%
Bemis Company, Inc.	399,150	11,699,086
Owens-Illinois, Inc.*	513,300	7,761,096
Sonoco Products Co.	186,500	5,264,895
Louisiana-Pacific Corp.*	830,700	4,236,570
HB Fuller Co.	200,316	3,649,758
Landec Corp.*	358,600	1,907,752
Zoltek Companies, Inc.*	241,514	1,552,935

Total Materials		36,072,092

Consumer Staples - 5.7%
Hormel Foods Corp.	261,520	7,066,270
JM Smucker Co.	95,950	6,993,795
Ralcorp Holdings, Inc.*	88,922	6,821,207
Bunge Ltd.[1]	65,420	3,813,332
Beam, Inc.*	44,000	2,379,520

Total Consumer Staples		27,074,124

36 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value
Utilities - 5.7%
Great Plains Energy, Inc.	402,735	$7,772,786
Black Hills Corp.	211,540	6,481,586
NorthWestern Corp.	145,676	4,652,891
Allete, Inc.	91,500	3,351,645
MDU Resources Group, Inc.	123,467	2,369,332
UGI Corp.	87,960	2,310,709

Total Utilities		26,938,949

Health Care - 5.6%
Mednax, Inc.*	114,813	7,191,886
Hologic, Inc.*	307,882	4,682,885
Forest Laboratories, Inc.*	151,230	4,656,372
Community Health Systems, Inc.*	211,450	3,518,528
Universal Health Services, Inc. — Class B	102,930	3,499,620
Kindred Healthcare, Inc.*	340,497	2,935,084
ICU Medical, Inc.*	2,400	88,320

Total Health Care		26,572,695

Total Common Stocks (Cost $493,846,610)		460,680,903

CONVERTIBLE PREFERRED STOCK†† - 0.1%
Thermoenergy Corp.*,3	793,750	440,372

Total Convertible Preferred Stock (Cost $757,981)		440,372

WARRANTS†† - 0.1%
Thermoenergy Corp. $0.30, 07/31/15[3]	12,700,000	516,890

Total Warrants (Cost $1,147,020)		516,890

	Face
	Amount
CONVERTIBLE BONDS†† - 1.0%

Energy — 0.6%
USEC, Inc. 3.00% due 10/01/14	$5,500,000	2,901,250

Industrials — 0.4%
DryShips, Inc. 5.00% due 12/01/14	2,725,000	1,679,281

Total Convertible Bonds (Cost $6,563,744)		4,580,531

Value
Total Investments - 98.7% (Cost $502,315,355)	$466,218,696

	Contracts
OPTIONS WRITTEN† - (0.3)%
Call Options on:
Chico’s FAS, Inc. Expiring January 2012 with strike price of $15.00	522	(13,050)
Bunge Ltd. Expiring January 2012 with strike price of $62.50	409	(134,970)

Total Call Options		(148,020)

Put Options on:
Chico’s FAS, Inc. Expiring January 2012 with strike price of $12.50	626	(131,460)
SandRidge Energy, Inc. Expiring December 2011 with strike price of $7.00	845	(159,705)
Gulfport Energy Corp. Expiring October 2011 with strike price of $25.00	840	(168,000)
Northern Trust Corp. Expiring January 2012 with strike price of $35.00	735	(249,165)
Bunge Ltd. Expiring January 2012 with strike price of $60.00	425	(272,000)
McDermott International, Inc Expiring November 2011 with strike price of $13.00	1,940	(523,800)

Total Put Options		(1,504,130)

Total Options Written (Premiums received $1,308,247)		(1,652,150)

Cash & Other Assets, Less Liabilities - 1.6%		7,699,459

Total Net Assets - 100.0%		$472,266,005

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as collateral for open options written at September 30, 2011.

[2]	Affiliated issuers — See Note 8.

[3]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

ADR — American Depositary Receipt

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 37

MID CAP VALUE INSTITUTIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments in unaffiliated issuers, at value (cost $502,312,824)	$466,199,711
Investments in affiliated issuers, at value (cost $2,531)	18,985
Cash	2,981,570
Prepaid expenses	44,617
Receivables:
Fund shares sold	6,090,693
Dividends	416,191
Securities sold	377,832
Interest	127,881
Investment advisor	99,951

Total assets	476,357,431

Liabilities:
Options written, at value (premiums received $1,308,247)	1,652,150
Payable for:
Securities purchased	1,205,174
Fund shares redeemed	811,563
Management fees	310,116
Fund accounting/administration fees	39,281
Transfer agent/maintenance fees	16,194
Directors’ fees*	7,142
Miscellaneous	49,806

Total liabilities	4,091,426

Net assets	$472,266,005

Net assets consist of:
Paid in capital	$464,162,426
Undistributed net investment income	1,977,505
Accumulated net realized gain on investments	42,566,636
Net unrealized depreciation on investments	(36,440,562)

Net assets	$472,266,005

Net assets	$472,266,005
Capital shares outstanding	47,348,439
Net asset value per share	$9.97

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends	$6,886,066
Interest	445,520

Total investment income	7,331,586

Expenses:
Management fees	4,428,783
Transfer agent/maintenance fees	455,193
Fund accounting/administration fees	560,972
Directors’ fees*	62,653
Miscellaneous	253,118

Total expenses	5,760,719
Less:
Expenses waived by advisor	(443,419)

Net expenses	5,317,300

Net investment income	2,014,286

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	45,286,587
Options written	782,329

Net realized gain	46,068,916

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(92,848,671)
Investments in affiliated issuers	15,062
Options written	(580,465)

Net change in unrealized appreciation (depreciation)	(93,414,074)

Net realized and unrealized loss	(47,345,158)

Net decrease in net assets resulting from operations	$(45,330,872)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

MID CAP VALUE INSTITUTIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,014,286	$3,027,929
Net realized gain on investments	46,068,916	21,766,168
Net change in unrealized appreciation (depreciation) on investments	(93,414,074)	19,799,839

Net increase (decrease) in net assets resulting from operations	(45,330,872)	44,593,936

Distributions to shareholders from:
Net investment income	(3,064,710)	(326,334)
Net realized gains	(22,149,496)	(11,082,828)

Total distributions to shareholders	(25,214,206)	(11,409,162)

Capital share transactions:
Proceeds from sale of shares	230,594,999	259,968,422
Distributions reinvested	10,706,814	5,348,897
Cost of shares redeemed	(212,937,728)	(101,510,411)

Net increase from capital share transactions	28,364,085	163,806,908

Net increase (decrease) in net assets	(42,180,993)	196,991,682

Net assets:
Beginning of year	514,446,998	317,455,316

End of year	$472,266,005	$514,446,998

Undistributed net investment income at end of year	$1,977,505	$3,027,929

Capital share activity:
Shares sold	19,002,513	23,979,841
Shares issued from reinvestment of distributions	905,056	509,904
Shares redeemed	(17,934,768)	(9,372,413)

Net increase in shares	1,972,801	15,117,332

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 39

MID CAP VALUE INSTITUTIONAL FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2009	2008[a]

Per Share Data
Net asset value, beginning of period	$11.34	$10.49	$10.68	$10.00

Income (loss) from investment operations:
Net investment income[b]	.04	.08	.08	.04
Net gain (loss) on investments (realized and unrealized)	(.87)	1.13	.27	.64

Total from investment operations	(.83)	1.21	.35	.68

Less distributions from:
Net investment income	(.06)	(.01)	(.06)	—
Net realized gains	(.48)	(.35)	(.48)	—

Total distributions	(.54)	(.36)	(.54)	—

Net asset value, end of period	$9.97	$11.34	$10.49	$10.68

Total Return	(8.05%)	11.76%	5.30%	6.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$472,266	$514,447	$317,455	$17,436

Ratios to average net assets:
Net investment income	0.34%	0.78%	0.82%	1.81%
Total expenses	0.98%	0.95%	0.98%	1.19%
Net expenses[c]	0.90%	0.90%	0.91%	1.10%

Portfolio turnover rate	38%	20%	76%	63%

[a]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income per share was computed using average shares outstanding throughout the period.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

40 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011
Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—Small Cap Growth Fund returned -2.78%1, while the Fund’s benchmark, the Russell 2000® Growth Index, had a -1.12% return.
The Fund seeks to deliver long-term growth of capital by investing in securities of small-sized companies that have solid potential for long-term growth. The Fund selects companies that appear to have sustainable revenue and earnings growth, a competitive advantage, superior financial characteristics and strong management.
The Fund uses a combination of a qualitative macroeconomic approach in reviewing growth trends that is based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative, fundamental bottom-up approach.
The portfolio’s performance was helped by stock selection in Consumer Discretionary and Materials, the sectors contributing the most to the portfolio’s performance. Holdings in the portfolio’s Consumer Discretionary sector, whose nearly 19% weight was slightly larger than the Index allocation, returned almost 9%, compared with a loss of nearly 4% in the sector in the Index. The sectors that detracted the most from performance were Information Technology and Energy sectors, where stock selection was the main factor in underperformance. In the Energy sector, whose nearly 6% weight in the portfolio was similar to that of the Index, holdings in the portfolio lost 9%, compared with a return of -0.78% for the sector in the Index.
The holdings contributing most to portfolio performance over the period were Tempur-Pedic International, Inc., which returned 74%, and InterDigital, Inc., which returned 56%.
Leading detractors to performance were two Technology holdings: VanceInfo Technologies, Inc., which was off 79%, and Ciena Corp., which fell 55%.
Because the slope of the Treasury Yield Curve (the difference between the 3-month and 10-year) remains far steeper than levels prior to past recessions, we continue to believe the U.S. economy will avoid recession, but turn in subpar 1.5%-2% growth over the next year or so. Additionally, bond spreads (10-year single-A bond) have widened, but not to the levels we saw in 2008. Both factors indicate a diminished risk environment but not a crisis such as 2008.
Since our indicators are not particularly positive, we expect to keep the beta of our portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.
We appreciate your business and the trust you place in us.
Sincerely,
Joseph O’Connor, Portfolio Manager
the RYDEX | SGI equity funds annual report | 41

MANAGER’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of Joseph O’Connor as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
42 | the RYDEX | SGI equity funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
SMALL CAP GROWTH FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The Russell 2000®Growth Index is an unmanaged index that measures the performance of securities of small-to-mid cap U.S. companies with higher price-to-book ratios and higher forecasted growth values.
Average Annual Returns*
Periods Ended 9/30/11

	1 Year	5 Year	10 Year
A-Class	-2.78%	-3.63%	2.86%
A-Class with sales charge†	-8.38%	-4.76%	2.25%
B-Class	-3.41%	-4.32%	2.25%
B-Class with CDSC††	-8.24%	-4.67%	2.25%
C-Class	-3.44%	-4.33%	2.10%
C-Class with CDSC†††	-4.40%	-4.33%	2.10%
Russell 2000 Growth Index	-1.12%	0.96%	5.45%
Holdings Diversification (Market Exposure as
% of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 15, 1997
B-Class	October 15, 1997
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)
Cadence Design Systems, Inc.	2.2%
Alliance Data Systems Corp.	2.1%
Endo Pharmaceuticals Holdings, Inc.	1.9%
Life Time Fitness, Inc.	1.9%
Oil States International, Inc.	1.8%
Jarden Corp.	1.7%
Nuance Communications, Inc.	1.6%
Solera Holdings, Inc.	1.6%
SonoSite, Inc. — Class A	1.5%
Penn National Gaming, Inc.	1.5%

Top Ten Total	17.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
the RYDEX|SGI equity funds annual report | 43

SCHEDULE OF INVESTMENTS	September 30, 2011
SMALL CAP GROWTH FUND

	Shares	Value
COMMON STOCKS† - 94.7%

Information Technology - 25.2%
Cadence Design Systems, Inc.*	30,520	$282,005
Alliance Data Systems Corp.*	2,925	271,148
Nuance Communications, Inc.*	10,405	211,846
Solera Holdings, Inc.	4,000	202,000
Sourcefire, Inc.*	7,350	196,686
TIBCO Software, Inc.*	8,700	194,793
Opnet Technologies, Inc.	4,950	172,804
Aspen Technology, Inc.*	10,700	163,389
CommVault Systems, Inc.*	4,050	150,093
SYNNEX Corp.*	5,630	147,506
Informatica Corp.*	3,040	124,488
Lattice Semiconductor Corp.*	22,600	118,650
Netgear, Inc.*	4,350	112,622
LogMeIn, Inc.*	3,350	111,253
Ciena Corp.*	9,000	100,800
SolarWinds, Inc.*	4,520	99,530
Nanometrics, Inc.*	6,290	91,205
Harmonic, Inc.*	21,350	90,951
Rofin-Sinar Technologies, Inc.*	4,710	90,432
Newport Corp.*	8,300	89,723
Cavium, Inc.*	2,900	78,329
Riverbed Technology, Inc.*	3,710	74,052
Meru Networks, Inc.*	5,930	48,329
VanceInfo Technologies, Inc. ADR*	5,600	37,688

Total Information Technology		3,260,322

Consumer Discretionary - 19.7%
Life Time Fitness, Inc.*	6,520	240,262
Jarden Corp.	7,765	219,439
Penn National Gaming, Inc.	5,925	197,243
BJ’s Restaurants, Inc.*	4,200	185,262
Gentex Corp.	6,700	161,135
Vail Resorts, Inc.	3,725	140,768
Hanesbrands, Inc.*	5,490	137,305
MDC Partners, Inc. — Class A	9,400	135,548
Monro Muffler Brake, Inc.	4,075	134,353
PVH Corp.	2,270	132,205
Ulta Salon Cosmetics & Fragrance, Inc.*	1,925	119,793
Select Comfort Corp.*	8,360	116,789
Jos A. Bank Clothiers, Inc.*	2,360	110,047
Stage Stores, Inc.	7,400	102,638
Lennar Corp. — Class A	7,450	100,873
SodaStream International Ltd.*	2,975	98,324
Pinnacle Entertainment, Inc.*	9,100	82,628
Cost Plus, Inc.*	11,240	70,812
Harman International Industries, Inc.	2,270	64,876

Total Consumer Discretionary		2,550,300

Health Care - 17.1%
Endo Pharmaceuticals Holdings, Inc.*	8,590	240,434
SonoSite, Inc.*	6,610	200,547
Endologix, Inc.*	19,400	194,776
Cepheid, Inc.*	4,900	190,267
Mednax, Inc.*	2,620	164,117
BioMarin Pharmaceutical, Inc.*	5,000	159,350
Halozyme Therapeutics, Inc.*	23,440	143,922
Hologic, Inc.*	8,660	131,719
Haemonetics Corp.*	2,155	126,025
Integra LifeSciences Holdings Corp.*	3,230	115,537
Hill-Rom Holdings, Inc.	3,745	112,425
Teleflex, Inc.	1,830	98,399
NxStage Medical, Inc.*	4,050	84,483
Health Management Associates, Inc. — Class A*	10,770	74,528
Angiodynamics, Inc.*	4,260	55,976
NuVasive, Inc.*	2,500	42,675
Momenta Pharmaceuticals, Inc.*	3,300	37,950
CardioNet, Inc.*	12,550	37,650

Total Health Care		2,210,780

Industrials - 13.9%
Wabtec Corp.	3,150	166,541
IDEX Corp.	5,200	162,032
WABCO Holdings, Inc.*	4,190	158,633
Kansas City Southern*	2,945	147,132
BE Aerospace, Inc.*	4,440	147,008
Pall Corp.	3,240	137,376
Crane Co.	3,500	124,915
Interface, Inc. — Class A	10,430	123,700
AECOM Technology Corp.*	6,410	113,265
Navistar International Corp.*	3,500	112,420
Regal-Beloit Corp.	2,390	108,458
Towers Watson & Co. — Class A	1,800	107,604
Pentair, Inc.	3,290	105,313
A123 Systems, Inc.*	25,800	88,752

Total Industrials		1,803,149

Energy - 6.4%
Oil States International, Inc.*	4,660	237,287
Superior Energy Services, Inc.*	6,830	179,219
Plains Exploration & Production Co.*	6,250	141,937
CARBO Ceramics, Inc.	1,200	123,036
Stone Energy Corp.*	5,750	93,208
Carrizo Oil & Gas, Inc.*	2,300	49,565

Total Energy		824,252

Financials - 4.7%
Texas Capital Bancshares, Inc.*	8,250	188,513
Commerce Bancshares, Inc.	5,311	184,557
Amtrust Financial Services, Inc.	5,900	131,334
Stifel Financial Corp.*	4,005	106,373

Total Financials		610,777

Materials - 3.9%
Kaiser Aluminum Corp.	4,390	194,389
Solutia, Inc.*	9,600	123,360

44 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
SMALL CAP GROWTH FUND

	Shares	Value
Silgan Holdings, Inc.	2,670	$98,096
Cliffs Natural Resources, Inc.	1,760	90,059

Total Materials		505,904

Utilities - 2.6%
ITC Holdings Corp.	2,270	175,766
NorthWestern Corp.	5,050	161,297

Total Utilities		337,063

Telecommunication Services - 1.2%
SBA Communications Corp. — Class A*	4,450	153,436

Total Common Stocks (Cost $12,063,145)		12,255,983

EXCHANGE TRADED FUND† - 1.5%
iShares Russell 2000 Growth Index Fund	2,570	188,818

Total Exchange Traded Fund (Cost $230,743)		188,818

Total Investments - 96.2% (Cost $12,293,888)		$12,444,801

Cash & Other Assets, Less Liabilities - 3.8%		496,828

Total Net Assets - 100.0%		$12,941,629

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

ADR — American Depositary Receipt

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 45

SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $12,293,888)	$12,444,801
Cash	626,520
Prepaid expenses	8,564
Receivables:
Securities sold	82,729
Fund shares sold	4,224
Dividends	1,811

Total assets	13,168,649

Liabilities:
Payable for:
Securities purchased	121,872
Fund shares redeemed	66,012
Management fees	9,585
Transfer agent/maintenance fees	4,725
Distribution and service fees	4,519
Fund accounting/administration fees	1,057
Directors’ fees*	266
Miscellaneous	18,984

Total liabilities	227,020

Net assets	$12,941,629

Net assets consist of:
Paid in capital	$16,907,487
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,116,771)
Net unrealized appreciation on investments	150,913

Net assets	$12,941,629

A-Class:
Net assets	$10,395,675
Capital shares outstanding	872,979
Net asset value per share	$11.91

Maximum offering price per share (Net asset value divided by 95.25%)	$12.50

B-Class:
Net assets	$1,262,424
Capital shares outstanding	120,522
Net asset value per share	$10.47

C-Class:
Net assets	$1,283,530
Capital shares outstanding	120,226
Net asset value per share	$10.68

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding tax of $376)	$72,538

Total investment income	72,538

Expenses:
Management fees	143,919
Transfer agent/maintenance fees	74,218
Distribution and service fees:
A-Class	34,413
B-Class	14,511
C-Class	17,153
Fund accounting/administration fees	25,000
Registration fees	38,539
Directors’ fees*	1,663
Miscellaneous	31,813

Total expenses	381,229

Net investment loss	(308,691)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,614,617

Net realized gain	2,614,617

Net change in unrealized appreciation (depreciation) on:
Investments	(2,745,033)

Net change in unrealized appreciation (depreciation)	(2,745,033)

Net realized and unrealized loss	(130,416)

Net decrease in net assets resulting from operations	$(439,107)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(308,691)	$(246,891)
Net realized gain on investments	2,614,617	2,427,963
Net change in unrealized appreciation (depreciation) on investments	(2,745,033)	(19,339)

Net increase (decrease) in net assets resulting from operations	(439,107)	2,161,733

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares
A-Class	7,162,239	7,166,260
B-Class	476,803	126,073
C-Class	438,345	164,394
Cost of shares redeemed
A-Class	(8,281,727)	(7,013,788)
B-Class	(573,179)	(691,365)
C-Class	(606,748)	(397,619)

Net decrease from capital share transactions	(1,384,267)	(646,045)

Net increase (decrease) in net assets	(1,823,374)	1,515,688

Net assets:
Beginning of year	14,765,003	13,249,315

End of year	$12,941,629	$14,765,003

Undistributed net investment income	$—	$—

Capital share activity:
Shares sold
A-Class	488,818	641,027
B-Class	35,998	12,444
C-Class	32,398	16,059
Shares redeemed
A-Class	(583,053)	(617,198)
B-Class	(46,201)	(69,069)
C-Class	(47,660)	(38,473)

Net decrease in shares	(119,700)	(55,210)

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 47

SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$12.25	$10.56	$11.43	$18.53	$15.63

Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.18)	(.18)	(.24)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.10)	1.87	(.63)	(5.55)	3.13

Total from investment operations	(.34)	1.69	(.81)	(5.79)	2.90

Less distributions from:
Net realized gains	—	—	(.06)	(1.31)	—

Total distributions	—	—	(.06)	(1.31)	—

Net asset value, end of period	$11.91	$12.25	$10.56	$11.43	$18.53

Total Return[b]	(2.78%)	16.00%	(6.89%)	(33.25%)	18.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,396	$11,847	$9,966	$12,414	$45,430

Ratios to average net assets:
Net investment loss	(1.68%)	(1.55%)	(2.04%)	(1.59%)	(1.32%)
Total expenses	2.11%	2.26%	2.67%	1.98%	1.80%
Net expenses[c]	2.11%	2.26%	2.60%	1.98%	1.80%

Portfolio turnover rate	101%	112%	200%	169%	145%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$10.85	$9.43	$10.28	$16.92	$14.38

Income (loss) from investment operations:
Net investment loss[a]	(.30)	(.23)	(.21)	(.32)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.08)	1.65	(.58)	(5.01)	2.87

Total from investment operations	(.38)	1.42	(.79)	(5.33)	2.54

Less distributions from:
Net realized gains	—	—	(.06)	(1.31)	—

Total distributions	—	—	(.06)	(1.31)	—

Net asset value, end of period	$10.47	$10.85	$9.43	$10.28	$16.92

Total Return[b]	(3.41%)	15.06%	(7.47%)	(33.72%)	17.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,262	$1,419	$1,766	$2,675	$5,792

Ratios to average net assets:
Net investment loss	(2.44%)	(2.30%)	(2.77%)	(2.42%)	(2.07%)
Total expenses	2.87%	3.02%	3.41%	2.82%	2.56%
Net expenses[c]	2.87%	3.02%	3.33%	2.82%	2.56%

Portfolio turnover rate	101%	112%	200%	169%	145%

48 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$11.06	$9.61	$10.48	$17.23	$14.64

Income (loss) from investment operations:
Net investment loss[a]	(.31)	(.24)	(.22)	(.33)	(.33)
Net gain (loss) on investments (realized and unrealized)	(.07)	1.69	(.59)	(5.11)	2.92

Total from investment operations	(.38)	1.45	(.81)	(5.44)	2.59

Less distributions from:
Net realized gains	—	—	(.06)	(1.31)	—

Total distributions	—	—	(.06)	(1.31)	—

Net asset value, end of period	$10.68	$11.06	$9.61	$10.48	$17.23

Total Return[b]	(3.44%)	15.09%	(7.51%)	(33.76%)	17.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,284	$1,499	$1,518	$2,318	$3,964

Ratios to average net assets:
Net investment loss	(2.43%)	(2.31%)	(2.77%)	(2.43%)	(2.07%)
Total expenses	2.86%	3.02%	3.40%	2.83%	2.56%
Net expenses[c]	2.86%	3.02%	3.33%	2.83%	2.56%

Portfolio turnover rate	101%	112%	200%	169%	145%

[a]	Net investment loss per share was computed using average shares outstanding throughout the year.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 49

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011
Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—Small Cap Value Fund returned -7.31%1, while the Fund’s benchmark, the Russell 2000® Value Index, had a -5.99% return.
Our strategy is to select securities of small companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.
Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.
The portfolio’s performance was helped by good stock selection in both the Information Technology and Consumer Discretionary sectors—which contributed the most to the portfolio’s return for the period. However, these benefits were not enough to offset poor stock selection in Industrials and Financials. The situation in Industrials was exacerbated by having an overweight (24% for the portfolio against 15% for the Index). Financials detracted despite a 20-percentage point underweight (17% for the portfolio and 37% for the Index).
Our process favors companies with average stability/profit visibility at the expense of more economically sensitive names, a stance which held back portfolio performance early in the period. However, we did shift slightly out of defensive names in Utilities, Health Care and Consumer Staples and began to invest in more cyclical names in the third quarter of 2011 to take advantage of opportunities where we saw value. We continue to believe that some of the best value investment opportunities lie in energy, insurance and infrastructure-related investments.
The holdings contributing most to portfolio performance over the period were Global Industries Ltd., an Energy holding which returned 44%, and LSB Industries, Inc., a Materials holding that returned 148%. The main detractors were Insituform Technologies, Inc. — Class A, which fell 52%, and Abraxas Petroleum Corp., which fell 46%.
Factors expected to affect markets going forward include the trend in corporate earnings, resolution to the European sovereign debt crisis and developments in the U.S. economic recovery as a result of the ongoing budget discussions. We expect the world macroeconomic situation to remain unsettled in the near future and are focused on searching for companies that are underpriced relative to their intrinsic value as determined through our systematic, bottom-up, fundamental research analysis process.
Through periods of uncertainty, we believe holding companies that meet our investment criteria, and staying consistent with our philosophy and process, will benefit our investors over the long term.
We appreciate your business and the trust you place in us.
Sincerely,
James Schier, CFA, Portfolio Manager
50 | the RYDEX | SGI equity funds annual report

MANAGER’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of James Schier as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Russell 2000 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
the RYDEX | SGI equity funds annual report | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
SMALL CAP VALUE FUND
OBJECTIVE: Seeks long-term capital appreciation.
Cumulative Fund Performance
The Russell 2000®Value Index is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values.
Average Annual Returns*
Periods Ended 9/30/11

		Since
		Inception
	1 Year	(07/11/08)
A-Class	-7.31%	12.78%
A-Class with sales charge†	-12.66%	10.73%
C-Class	-8.07%	11.97%
C-Class with CDSC††	-8.87%	11.97%
Institutional Class	-7.11%	13.04%
Russell 2000 Value Index	-5.99%	-0.48%
Holdings Diversification (Market Exposure as
% of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	3.7%
Cabela’s, Inc.	2.7%
Maxwell Technologies, Inc.	2.4%
GeoEye, Inc.	2.2%
Gulfport Energy Corp.	2.1%
Standard Microsystems Corp.	2.1%
Chico’s FAS, Inc.	2.1%
IXYS Corp.	2.0%
Myers Industries, Inc.	2.0%
Black Hills Corp.	1.9%

Top Ten Total	23.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
52 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS	September 30, 2011
SMALL CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 97.6%

Financials - 18.6%
Hanover Insurance Group, Inc.[1]	11,020	$391,210
Transatlantic Holdings, Inc.	4,015	194,808
1st Source Corp.	8,260	172,056
Horace Mann Educators Corp.	14,920	170,237
SeaBright Holdings, Inc.	22,830	164,376
Reinsurance Group of America, Inc.	3,248	149,246
Cedar Shopping Centers, Inc.	41,920	130,371
Employers Holdings, Inc.	6,120	78,091
Heritage Financial Corp.	6,860	75,734
Solar Senior Capital Ltd.	5,296	75,680
Ocwen Financial Corp.*	5,560	73,448
Lexington Realty Trust	10,670	69,782
Fifth Street Finance Corp.	6,340	59,089
Endurance Specialty Holdings Ltd.	1,500	51,225
Bancfirst Corp.	1,514	50,204
Redwood Trust, Inc.	2,650	29,600
First Marblehead Corp.*	19,362	19,749
First Horizon National Corp.	—	—

Total Financials		1,954,906

Information Technology - 18.0%
Maxwell Technologies, Inc.*	13,900	255,899
Standard Microsystems Corp.*	11,373	220,636
IXYS Corp.*	19,630	213,574
Insight Enterprises, Inc.*	11,599	175,609
Cree, Inc.*	5,500	142,890
Global Cash Access Holdings, Inc.*	54,270	138,931
Digi International, Inc.*	11,227	123,497
Multi-Fineline Electronix, Inc.*	5,980	119,241
Satyam Computer Services Ltd. ADR*	41,467	113,205
KIT Digital, Inc.*	11,720	98,448
Power-One, Inc.*	18,173	81,779
Intermec, Inc.*	11,220	73,155
Perficient, Inc.*	8,920	65,294
Symmetricom, Inc.*	11,100	48,174
Methode Electronics, Inc.	3,045	22,624

Total Information Technology		1,892,956

Industrials - 17.4%
GeoEye, Inc.*	8,330	236,155
FTI Consulting, Inc.*	4,560	167,854
Force Protection, Inc.*	43,440	167,244
Great Lakes Dredge & Dock Corp.	38,350	156,084
ICF International, Inc.*	7,850	147,658
Navigant Consulting, Inc.*	14,960	138,679
Orbital Sciences Corp.*	9,876	126,413
EnergySolutions, Inc.*	33,188	117,154
General Cable Corp.*	4,910	114,648
Saia, Inc.*	10,180	107,094
Insituform Technologies, Inc. — Class A*	9,060	104,915
Celadon Group, Inc.	10,212	90,683
Atlas Air Worldwide Holdings, Inc.*	1,973	65,681
DryShips, Inc.*	24,770	57,962
Energy Recovery, Inc.*	10,898	32,803

Total Industrials		1,831,027

Consumer Discretionary - 15.3%
Cabela’s, Inc.*	13,819	283,151
Chico’s FAS, Inc.[1]	19,100	218,313
International Speedway Corp. — Class A	8,040	183,634
Penn National Gaming, Inc.*	4,600	153,134
DeVry, Inc.	3,760	138,970
Smith & Wesson Holding Corp.*	54,610	137,617
Maidenform Brands, Inc.*,1	5,510	128,989
MDC Partners, Inc. — Class A	8,239	118,806
Scholastic Corp.	3,620	101,469
Brown Shoe Company, Inc.	11,564	82,336
Hanesbrands, Inc.*	2,840	71,028

Total Consumer Discretionary		1,617,447

Energy - 11.1%
Gulfport Energy Corp.*	9,235	223,302
Parker Drilling Co.*	41,470	182,053
Kodiak Oil & Gas Corp.*	28,916	150,652
Tesco Corp.*	12,810	148,596
Abraxas Petroleum Corp.*	52,820	139,445
Goodrich Petroleum Corp.*	9,564	113,047
Resolute Energy Corp.*	8,360	94,970
Petroleum Development Corp.*	3,290	63,793
USEC, Inc.*	29,420	47,366
Ocean Rig UDW, Inc.*	180	2,727

Total Energy		1,165,951

Materials - 7.3%
Myers Industries, Inc.	20,660	209,699
TPC Group, Inc.*	7,560	151,805
A. Schulman, Inc.	8,040	136,600
Landec Corp.*	20,173	107,320
Zoltek Companies, Inc.*	14,540	93,492
HB Fuller Co.	4,167	75,923

Total Materials		774,839

Consumer Staples - 4.5%
Spartan Stores, Inc.	8,860	137,153
Smart Balance, Inc.*	20,500	120,950
Orchids Paper Products Co.	9,569	119,517
Winn-Dixie Stores, Inc.*	15,600	92,352

Total Consumer Staples		469,972

Health Care - 3.1%
ICU Medical, Inc.*	5,180	190,624
Mednax, Inc.*	1,240	77,673
Kindred Healthcare, Inc.*	6,980	60,168

Total Health Care		328,465

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 53

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
SMALL CAP VALUE FUND

	Shares	Value
Utilities - 2.3%
Black Hills Corp.	6,410	$196,402
MDU Resources Group, Inc.	2,346	45,020

Total Utilities		241,422

Total Common Stocks (Cost $12,306,222)		10,276,985

CONVERTIBLE PREFERRED STOCK†† -0.0%
Thermoenergy Corp.*,2	6,250	3,468

Total Convertible Preferred Stock (Cost $5,968)		3,468

WARRANTS†† - 0.0%
Thermoenergy Corp.[2] $0.30, 07/31/15	100,000	4,070

Total Warrants (Cost $9,032)		4,070

	Face
	Amount
CONVERTIBLE BONDS†† - 0.8%

Industrials - 0.8%
DryShips, Inc. 5.00% due 12/01/14	$125,000	77,031

Total Convertible Bonds (Cost $93,467)		77,031

Total Investments - 98.4% (Cost $12,414,689)		$10,361,554

	Contracts	Value
OPTIONS WRITTEN† - (0.2)%
Call Options on:
Chico’s FAS, Inc. Expiring January 2012 with strike price of $15.00	10	$(250)
Maidenform Brands, Inc.†† Expiring January 2012 with strike price of $25.00	21	(3,045)

Total Call Options		(3,295)

Put Options on:
Chico’s FAS, Inc. Expiring January 2012 with strike price of $12.50	13	(2,730)
SandRidge Energy, Inc. Expiring December 2011 with strike price of $7.00	19	(3,591)
Gulfport Energy Corp. Expiring October 2011 with strike price of $25.00	19	(3,800)
Maidenform Brands, Inc. Expiring January 2012 with strike price of $22.50	23	(5,520)

Total Put Options		(15,641)

Total Options Written (Premiums received $17,903)		(18,936)

Cash & Other Assets, Less Liabilities - 1.8%		191,823

Total Net Assets - 100.0%		$10,534,441

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as collateral for open options written at September 30, 2011.

[2]	PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

ADR — American Depositary Receipt

54 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $12,414,689)	$10,361,554
Cash	123,524
Prepaid expenses	22,717
Receivables:
Securities sold	55,968
Fund shares sold	53,084
Investment advisor	10,832
Dividends	6,705
Interest	2,082

Total assets	10,636,466

Liabilities:
Options written, at value (premiums received $17,903)	18,936
Payable for:
Securities purchased	45,162
Management fees	9,178
Fund shares redeemed	8,509
Distribution and service fees	3,665
Transfer agent/maintenance fees	2,188
Fund accounting/administration fees	533
Directors’ fees*	58
Miscellaneous	13,796

Total liabilities	102,025

Net assets	$10,534,441

Net assets consist of:
Paid in capital	$12,345,276
Undistributed net investment income	—
Accumulated net realized gain on investments	243,333
Net unrealized depreciation on investments	(2,054,168)

Net assets	$10,534,441

A-Class:
Net assets	$7,591,756
Capital shares outstanding	651,156
Net asset value per share	$11.66

Maximum offering price per share (Net asset value divided by 95.25%)	$12.24

C-Class:
Net assets	$2,304,893
Capital shares outstanding	202,821
Net asset value per share	$11.36

Institutional Class:
Net assets	$637,792
Capital shares outstanding	54,234
Net asset value per share	$11.76

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding tax of $607)	$89,368
Interest	255

Total investment income	89,623

Expenses:
Management fees	114,840
Transfer agent/maintenance fees	36,625
Distribution and service fees:
A-Class	21,032
C-Class	22,707
Fund accounting/administration fees	25,000
Registration fees	33,832
Directors’ fees*	1,011
Miscellaneous	27,464

Total expenses	282,511
Less:
Expenses waived by advisor	(118,145)

Net expenses	164,366

Net investment loss	(74,743)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	876,975
Options written	15,644

Net realized gain	892,619

Net change in unrealized appreciation (depreciation) on:
Investments	(2,396,483)
Options written	(1,659)

Net change in unrealized appreciation (depreciation)	(2,398,142)

Net realized and unrealized loss	(1,505,523)

Net decrease in net assets resulting from operations	$(1,580,266)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 55

SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(74,743)	$(32,326)
Net realized gain on investments	892,619	720,272
Net change in unrealized appreciation (depreciation) on investments	(2,398,142)	(376,988)

Net increase (decrease) in net assets resulting from operations	(1,580,266)	310,958

Distributions to Shareholders From:
Net realized gains
A-Class	(891,555)	(152,192)
C-Class	(220,130)	(21,874)
Institutional Class	(91,413)	(21,435)

Total distributions to shareholders	(1,203,098)	(195,501)

Capital Share Transactions:
Proceeds from sale of shares
A-Class	6,162,474	12,456,244
C-Class	1,798,076	692,236
Institutional Class	187,814	157,271
Distributions reinvested
A-Class	869,495	150,268
C-Class	203,368	21,874
Institutional Class	73,422	13,598
Cost of shares redeemed
A-Class	(3,590,095)	(9,619,034)
C-Class	(469,516)	(143,145)
Institutional Class	(213,782)	(131,908)

Net increase from capital share transactions	5,021,256	3,597,404

Net increase in net assets	2,237,892	3,712,861

Net assets:
Beginning of year	8,296,549	4,583,688

End of year	$10,534,441	$8,296,549

Undistributed net investment income	$—	$—

Capital share activity:
Shares sold
A-Class	427,431	911,652
C-Class	126,060	51,089
Institutional Class	12,835	11,908
Shares issued from reinvestment of distributions
A-Class	61,535	11,497
C-Class	14,673	1,693
Institutional Class	5,160	1,036
Shares redeemed
A-Class	(270,342)	(735,798)
C-Class	(33,653)	(11,124)
Institutional Class	(14,642)	(9,494)

Net increase in shares	329,057	232,459

56 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
A-Class	2011	2010	2009	2008[a]

Per Share Data
Net asset value, beginning of period	$14.35	$13.24	$11.48	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(.07)	(.05)	(.05)	(—)[c]
Net gain (loss) on investments (realized and unrealized)	(.63)	1.54	2.44	1.48

Total from investment operations	(.70)	1.49	2.39	1.48

Less distributions from:
Net realized gains	(1.99)	(.38)	(.63)	—

Total distributions	(1.99)	(.38)	(.63)	—

Net asset value, end of period	$11.66	$14.35	$13.24	$11.48

Total Return[d]	(7.31%)	11.53%	24.15%	14.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,592	$6,209	$3,245	$400

Ratios to average net assets:
Net investment loss	(0.52%)	(0.34%)	(0.46%)	(0.19%)
Total expenses	2.33%	2.45%	4.92%	6.10%
Net expenses[e]	1.30%	1.30%	1.55%	1.55%

Portfolio turnover rate	70%	140%	58%	86%

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
C-Class	2011	2010	2009	2008[a]

Per Share Data
Net asset value, beginning of period	$14.13	$13.11	$11.46	$10.00

Income (loss) from investment operations:
Net investment loss[b]	(.18)	(.15)	(.11)	(.02)
Net gain (loss) on investments (realized and unrealized)	(.60)	1.55	2.39	1.48

Total from investment operations	(.78)	1.40	2.28	1.46

Less distributions from:
Net realized gains	(1.99)	(.38)	(.63)	—

Total distributions	(1.99)	(.38)	(.63)	—

Net asset value, end of period	$11.36	$14.13	$13.11	$11.46

Total Return[d]	(8.07%)	10.94%	23.16%	14.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,305	$1,353	$709	$391

Ratios to average net assets:
Net investment loss	(1.26%)	(1.09%)	(1.15%)	(0.94%)
Total expenses	3.07%	3.22%	6.40%	6.88%
Net expenses[e]	2.05%	2.05%	2.30%	2.30%

Portfolio turnover rate	70%	140%	58%	86%

See Notes to Financial Statements.	the RYDEX | SGI equity funds annual report | 57

SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,
Institutional Class	2011	2010	2009	2008[a]

Per Share Data
Net asset value, beginning of period	$14.43	$13.28	$11.49	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.01)	(.01)	—c
Net gain (loss) on investments (realized and unrealized)	(.64)	1.54	2.43	1.49

Total from investment operations	(.68)	1.53	2.42	1.49

Less distributions from:
Net realized gains	(1.99)	(.38)	(.63)	—

Total distributions	(1.99)	(.38)	(.63)	—

Net asset value, end of period	$11.76	$14.43	$13.28	$11.49

Total Return[d]	(7.11%)	11.80%	24.40%	14.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$638	$734	$630	$383

Ratios to average net assets:
Net investment income (loss)	(0.30%)	(0.08%)	(0.14%)	0.06%
Total expenses	2.09%	2.21%	5.44%	5.90%
Net expenses[e]	1.05%	1.05%	1.30%	1.30%

Portfolio turnover rate	70%	140%	58%	86%

[a]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Net investment income is less than $0.01 per share.

[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

58 | the RYDEX | SGI equity funds annual report	See Notes to Financial Statements.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011

Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—Large Cap Concentrated Growth Fund returned -2.59%1, while the Fund’s benchmark, the Russell 1000® Growth Index, had a 3.78% return.
The Fund seeks to deliver long-term growth of capital by investing in securities that have demonstrated consistent above-average returns. It primarily invests in stocks of large companies that appear to have solid potential for growth. The Fund uses a combination of a qualitative top-down approach in reviewing growth trends that are based on several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach.
The portfolio is constructed with 25-30 names; holdings are replaced when the fundamentals of a company or the original thesis for selecting the security changes.
The portfolio’s performance was helped by its Information Technology and Industrials holdings, which contributed the most to the portfolio’s performance. The Technology holdings in the portfolio outgained those in the Index, while the Industrials sector benefited by being overweight and relatively outperforming Industrials in the Index. However, this was not enough to offset the effects of poor stock selection in Financials and Energy sectors, the largest detractors to portfolio performance. The portfolio’s Financials holdings lost 32% as a group, compared with a loss of about 3.5% for the Financials names in the Index. The Energy sector in the Index had positive performance, while the portfolio’s Energy holdings had negative performance as a group.
The holdings contributing most to portfolio performance over the period were Apple, Inc., which returned 34%, and Occidental Petroleum Corp., which returned 29%.
Leading detractors to performance were energy stock Baker Hughes, Inc., which was off 35%, MetLife, Inc., which fell 40%, and JPMorgan Chase & Co., which fell 34%.
Because the slope of the Treasury Yield Curve (the difference between the 3-month and 10-year) remains far steeper than levels prior to past recessions, we continue to believe the U.S. economy will avoid recession, but turn in subpar 1.5%-2% growth over the next year or so. Additionally, bond spreads (10-year single-A bond) have widened, but not to the levels we saw in 2008. Both factors indicate a diminished risk environment but not a crisis such as 2008.
Since our indicators are not particularly positive, we expect to keep the beta of our portfolio similar to that of the benchmark. We will remain in cyclical names within certain sectors where the dollar’s strength is a tailwind, such as the consumer cyclical sector. We do anticipate that Europe will eventually provide a strong response to its sovereign crisis which should lift the markets.
We appreciate your business and the trust you place in us.
Sincerely,
Mark Bronzo, CFA, Portfolio Manager

the RYDEX|SGI equity funds annual report | 59

MANAGERS’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of Mark Bronzo as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

60 | the RYDEX|SGI equity funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
LARGE CAP CONCENTRATED GROWTH FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The Russell 1000® Growth Index is an unmanaged index measuring the performance of the large cap growth segment of the U.S. equity universe and which includes companies with higher price-to-book ratios and higher forecasted growth values.
Average Annual Returns*
Periods Ended 9/30/11

	1 Year	5 Year	10 Year

A-Class	-2.59%	-3.72%	0.74%

A-Class with sales charge†	-8.24%	-4.85%	0.15%
B-Class	-3.45%	-4.47%	0.15%
B-Class with CDSC††	-8.28%	-4.81%	0.15%
C-Class	-3.43%	-4.45%	-0.02%
C-Class with CDSC†††	-4.40%	-4.45%	-0.02%
Russell 1000 Growth Index	3.78%	1.62%	3.01%
Holdings Diversification (Market Exposure as
% of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	January 29, 1999
B-Class	January 29, 1999
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)

Apple, Inc.	5.7%
Google, Inc. — Class A	5.2%
QUALCOMM, Inc.	4.2%
International Business Machines Corp.	3.7%
Coca-Cola Co.	3.6%
McDonald’s Corp.	3.6%
TJX Companies, Inc.	3.4%
Starbucks Corp.	3.4%
Johnson & Johnson	3.4%
Nordstrom, Inc.	3.3%

Top Ten Total	39.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX|SGI equity funds annual report | 61

SCHEDULE OF INVESTMENTS	September 30, 2011
LARGE CAP CONCENTRATED GROWTH FUND

	Shares	Value

COMMON STOCKS† - 94.3%

Information Technology - 26.8%
Apple, Inc.*	4,305	$1,640,980
Google, Inc. — Class A*	2,945	1,514,849
QUALCOMM, Inc.	25,320	1,231,312
International Business Machines Corp.	6,150	1,076,434
Dell, Inc.*	65,820	931,353
Avago Technologies Ltd.	22,720	744,534
Cognizant Technology Solutions Corp. — Class A*	10,070	631,389

Total Information Technology		7,770,851

Consumer Discretionary - 21.6%
McDonald’s Corp.	11,890	1,044,180
TJX Companies, Inc.	18,040	1,000,679
Starbucks Corp.	26,400	984,456
Nordstrom, Inc.	21,250	970,700
Priceline.com, Inc.*	1,865	838,243
BorgWarner, Inc.*	13,250	802,022
Wynn Resorts Ltd.	5,475	630,063

Total Consumer Discretionary		6,270,343

Industrials - 14.9%
United Parcel Service, Inc. — Class B	15,040	949,776
Precision Castparts Corp.	5,910	918,769
Eaton Corp.	23,720	842,060
CSX Corp.	43,080	804,304
Honeywell International, Inc.	18,260	801,796

Total Industrials		4,316,705

Health Care - 9.5%
Johnson & Johnson	15,300	974,763
Gilead Sciences, Inc.*	24,750	960,300
Covidien plc	18,200	802,620

Total Health Care		2,737,683

Energy - 7.6%
Baker Hughes, Inc.	16,770	774,103
National Oilwell Varco, Inc.	14,100	722,202
Halliburton Co.	22,870	697,993

Total Energy		2,194,298

Financials - 5.4%
Wells Fargo & Co.	36,400	877,968
MetLife, Inc.	24,230	678,682

Total Financials		1,556,650

Materials - 4.9%
CF Industries Holdings, Inc.	5,920	730,469
EI du Pont de Nemours & Co.	17,500	699,475

Total Materials		1,429,944

Consumer Staples - 3.6%
Coca-Cola Co.	15,500	1,047,180

Total Common Stocks (Cost $29,719,841)		27,323,654

Total Investments - 94.3% (Cost $29,719,841)		$27,323,654

Cash & Other Assets, Less Liabilities - 5.7%		1,666,289

Total Net Assets - 100.0%		$28,989,943

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

plc — Public Limited Company
See Notes to Financial Statements.

62 | the RYDEX|SGI equity funds annual report

LARGE CAP CONCENTRATED GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $29,719,841)	$27,323,654
Cash	1,813,634
Prepaid expenses	11,313
Receivables:
Securities sold	842,297
Investment advisor	7,091
Fund shares sold	3,935
Dividends	177

Total assets	30,002,101

Liabilities:
Payable for:
Securities purchased	902,964
Fund shares redeemed	52,409
Management fees	19,190
Distribution and service fees	10,185
Transfer agent/maintenance fees	7,307
Fund accounting/administration fees	2,430
Directors’ fees*	339
Miscellaneous	17,334

Total liabilities	1,012,158

Net assets	$28,989,943

Net assets consist of:
Paid in capital	$39,267,240
Undistributed net investment income	—
Accumulated net realized loss on investments	(7,881,110)
Net unrealized depreciation on investments	(2,396,187)

Net assets	$28,989,943

A-Class:
Net assets	$23,358,008
Capital shares outstanding	3,158,438
Net asset value per share	$7.40

Maximum offering price per share (Net asset value divided by 95.25%)	$7.77

B-Class:
Net assets	$2,873,445
Capital shares outstanding	427,296
Net asset value per share	$6.72

C-Class:
Net assets	$2,758,490
Capital shares outstanding	408,504
Net asset value per share	$6.75

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment income:
Dividends	$448,920
Interest	174

Total investment income	449,094

Expenses:
Management fees	297,791
Transfer agent/maintenance fees	167,738
Distribution and service fees:
A-Class	78,414
B-Class	45,007
C-Class	38,392
Fund accounting/administration fees	37,720
Registration fees	39,459
Directors’ fees*	2,636
Miscellaneous	32,200

Total expenses	739,357

Less:
Expenses waived by advisor	(140,783)

Net expenses	598,574

Net investment loss	(149,480)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,536,174

Net realized gain	5,536,174

Net change in unrealized appreciation (depreciation) on:
Investments	(5,217,813)

Net change in unrealized appreciation (depreciation)	(5,217,813)

Net realized and unrealized gain	318,361

Net increase in net assets resulting from operations	$168,881

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 63

LARGE CAP CONCENTRATED GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(149,480)	$129,025
Net realized gain on investments	5,536,174	4,700,281
Net change in unrealized appreciation (depreciation) on investments	(5,217,813)	(1,175,337)

Net increase in net assets resulting from operations	168,881	3,653,969

Distributions to shareholders from:
Net investment income
A-Class	(136,272)	—

Total distributions to shareholders	(136,272)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	6,625,536	12,118,241
B-Class	432,234	1,138,329
C-Class	912,085	253,325
Distributions reinvested
A-Class	135,329	—
Cost of shares redeemed
A-Class	(12,415,678)	(8,293,084)
B-Class	(2,268,242)	(2,811,232)
C-Class	(1,408,613)	(1,022,294)

Net increase (decrease) from capital share transactions	(7,987,349)	1,383,285

Net increase (decrease) in net assets	(7,954,740)	5,037,254

Net assets:
Beginning of year	36,944,683	31,907,429

End of year	$28,989,943	$36,944,683

Undistributed net investment income at end of year	$—	$129,025

Capital share activity:
Shares sold
A-Class	770,941	1,699,951
B-Class	55,464	170,222
C-Class	115,065	37,449
Shares issued from reinvestment of distributions
A-Class	16,034	—
Shares redeemed
A-Class	(1,435,726)	(1,120,658)
B-Class	(287,335)	(409,958)
C-Class	(177,984)	(149,671)

Net increase (decrease) in shares	(943,541)	227,335

See Notes to Financial Statements.

64 | the RYDEX|SGI equity funds annual report

LARGE CAP CONCENTRATED GROWTH FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$7.63	$6.95	$6.91	$10.66	$9.86

Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.04	.01	(.02)	(.01)
Net gain (loss) on investments (realized and unrealized)	(.17)	.64	.03	(2.87)	.81

Total from investment operations	(.19)	.68	.04	(2.89)	.80

Less distributions from:
Net investment income	(.04)	—	—	—	—
Net realized gains	—	—	—	(.86)	—

Total distributions	(.04)	—	—	(.86)	—

Net asset value, end of period	$7.40	$7.63	$6.95	$6.91	$10.66

Total Return[b]	(2.59%)	9.78%	0.58%	(28.85%)	8.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,358	$29,059	$22,425	$23,723	$30,375

Ratios to average net assets:
Net investment income (loss)	(0.22%)	0.52%	0.09%	(0.20%)	(0.10%)
Total expenses	1.70%	1.73%	2.04%	1.72%	1.57%
Net expenses[c]	1.35%	1.35%	1.35%	1.35%	1.40%

Portfolio turnover rate	158%	190%	134%	198%[d]	21%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$6.96	$6.39	$6.40	$10.01	$9.33

Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.02)	(.03)	(.08)	(.09)
Net gain (loss) on investments (realized and unrealized)	(.16)	.59	.02	(2.67)	.77

Total from investment operations	(.24)	.57	(.01)	(2.75)	.68

Less distributions from:
Net realized gains	—	—	—	(.86)	—

Total distributions	—	—	—	(.86)	—

Net asset value, end of period	$6.72	$6.96	$6.39	$6.40	$10.01

Total Return[b]	(3.45%)	8.92%	(0.16%)	(29.36%)	7.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,873	$4,590	$5,740	$7,394	$10,868

Ratios to average net assets:
Net investment loss	(0.97%)	(0.31%)	(0.66%)	(0.95%)	(0.88%)
Total expenses	2.46%	2.48%	2.79%	2.47%	2.32%
Net expenses[c]	2.10%	2.10%	2.10%	2.10%	2.15%

Portfolio turnover rate	158%	190%	134%	198%[d]	21%
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 65

LARGE CAP CONCENTRATED GROWTH FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each year, and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$6.99	$6.41	$6.42	$10.04	$9.36

Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.02)	(.03)	(.08)	(.08)
Net gain (loss) on investments (realized and unrealized)	(.16)	.60	.02	(2.68)	.76

Total from investment operations	(.24)	.58	(.01)	(2.76)	.68

Less distributions from:
Net realized gains	—	—	—	(.86)	—

Total distributions	—	—	—	(.86)	—

Net asset value, end of period	$6.75	$6.99	$6.41	$6.42	$10.04

Total Return[b]	(3.43%)	9.05%	(0.16%)	(29.37%)	7.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,758	$3,296	$3,742	$5,501	$11,245

Ratios to average net assets:
Net investment loss	(0.97%)	(0.27%)	(0.66%)	(0.92%)	(0.86%)
Total expenses	2.46%	2.48%	2.78%	2.46%	2.32%
Net expenses[c]	2.10%	2.10%	2.10%	2.10%	2.15%

Portfolio turnover rate	158%	190%	134%	198%[d]	21%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the year.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Significant variation in the portfolio turnover rate is due to the Investment Manager’s appointment of new portfolio managers for the Fund.
See Notes to Financial Statements.

66 | the RYDEX|SGI equity funds annual report

MANAGER’S COMMENTARY (Unaudited)	September 30, 2011

Advised by:
To Our Shareholders:
For the 12-month period ended September 30, 2011, the Rydex|SGI Equity Fund—MSCI EAFE Equal Weight Fund (formerly, the Global Fund) returned -7.32%1, while the Fund’s benchmark, the MSCI EAFE Equal Weighted Index, had a -7.49% return.
The strategy provides broad exposure to the companies in the MSCI EAFE Equal Weighted Index, which represents the equity markets of developed countries in Europe, Australasia and the Far East. The Fund seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index. The index weights the issuers in the MSCI EAFE Index (the cap-weighted version of the index) the same weight on the rebalancing date. Between two rebalancings, the weight of securities in the equal weighted index will deviate from equal weight based on the performance of each security.
On May 2, 2011, the Fund’s name was changed from Rydex|SGI Global Fund to Rydex|SGI MSCI EAFE Equal Weight Fund, and its investment strategy from a global strategy to a strategy that seeks to correspond to the MSCI EAFE Equal Weighted Index. Prior to May 2, 2011, the Fund’s benchmark was the MSCI World Index.
The best-performing sectors in the MSCI EAFE Equal Weight Index over the past 12 months were the Consumer Discretionary and Energy sectors. The Industrials and Utilities sectors were the worst-performing sectors.
The holdings contributing most to the portfolio performance over the period were Rent-A-Center, Inc., which returned 35% over the period, and Apple, Inc., which returned 20%. These two stocks were in the portfolio prior to the change in investment strategy and benchmark on May 2, 2011, but not part of MSCI EAFE Equal Weighted Index.
The holdings detracting most from portfolio performance over the period were iShares MSCI EAFE Index Fund, which fell 19%, and Industrials holding Amada Company Ltd., which fell 26%. It is part of the MSCI EAFE Equal Weighted Index.
We appreciate your business and the trust you place in us.
Sincerely,
Michael Byrum, CFA, Portfolio Manager

the RYDEX|SGI equity funds annual report | 67

MANAGER’S COMMENTARY (Unaudited) (concluded)
The opinions and forecasts expressed are those of Michael Byrum as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
MSCI EAFE Equal Weighted Index equally weights the issuers in the MSCI EAFE Index, which is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Equal Weighted Index is rebalanced quarterly so that each issuer has the same weight on each rebalancing date. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.

68 | the RYDEX|SGI equity funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND
OBJECTIVE: Seeks performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index (the “Underlying Index”).
Cumulative Fund Performance
The MSCI EAFE®Equal Weighted Index is an unmanaged equal-weighted version of the MSCI EAFE®Index, which means that each security included in the index has the same weight on each rebalancing date and then fluctuates based on the performance of the security until weights are reset equally on the next rebalancing date. The MSCI EAFE®Index (Europe, Australasia, Far East) is an index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.
Effective April 29, 2011, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the MSCI EAFE Equal Weighted Index. The Fund’s performance was previously compared to the MSCI World Index. The MSCI EAFE Equal Weighted Index-Blended uses performance data for the MSCI World Index from 09/30/01 to 04/28/11, and the MSCI EAFE Equal Weight Index from 04/29/11 to 09/30/11.
Average Annual Returns
Periods Ended 9/30/2011

	1 Year	5 Year	10 Year

A-Class	-7.32%	-3.09%	4.29%
A-Class with sales charge†	-12.63%	-4.23%	3.68%
B-Class	-7.13%	-2.84%	4.20%
B-Class with CDSC††	-11.74%	-3.05%	4.20%
C-Class	-8.06%	-3.83%	3.50%
C-Class with CDSC†††	-8.98%	-3.83%	3.50%
MSCI EAFE Equal Weighted Index	-7.49%	N/A	N/A
MSCI EAFE Equal Weighted Index — Blended	-4.53%	-1.84%	4.16%
MSCI World Index	-4.36%	-2.23%	3.71%

Since Inception
(05/02/11)

Institutional Class Shares	-21.58%
MSCI World Index	-19.83%
MSCI EAFE Equal Weighted Index	-20.73%
Holdings Diversification (Market Exposure as
% of Net Assets)
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

A-Class	October 1, 1993
B-Class	October 19, 1993
C-Class	January 29, 1999
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)

iShares MSCI EAFE Index Fund	4.0%
iShares MSCI Japan Index Fund	0.8%
Toyo Suisan Kaisha Ltd.	0.2%
Keyence Corp.	0.2%
Nippon Building Fund, Inc.	0.1%
Chugoku Bank Ltd.	0.1%
Taisho Pharmaceutical Holdings Co. Ltd.	0.1%
JGC Corp.	0.1%
Japan Real Estate Investment Corp.	0.1%
TOTO Ltd.	0.1%

Top Ten Total	5.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX|SGI equity funds annual report | 69

SCHEDULE OF INVESTMENTS	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

COMMON STOCKS†† - 92.6%

Financials - 20.2%
Nippon Building Fund, Inc.	10	$103,516
Chugoku Bank Ltd.	7,000	103,079
Japan Real Estate Investment Corp.	10	97,760
Japan Retail Fund Investment Corp. — Class A	60	96,462
Joyo Bank Ltd.	20,000	93,039
Iyo Bank Ltd.	9,000	91,816
Chiba Bank Ltd.	13,000	90,161
Daiwa House Industry Company Ltd.	7,000	89,625
Gunma Bank Ltd.	16,000	89,176
Hiroshima Bank Ltd.	18,000	89,083
Bank of Kyoto Ltd.	10,000	89,028
Fukuoka Financial Group, Inc.	21,000	87,862
Suruga Bank Ltd.	9,000	87,674
Hokuhoku Financial Group, Inc.	39,960	87,305
Lloyds Banking Group plc*	160,350	86,062
Nishi-Nippon City Bank Ltd.	28,000	86,043
Hachijuni Bank Ltd.	14,000	85,755
Bank of Yokohama Ltd.	17,000	85,244
Resona Holdings, Inc.	17,780	84,825
Shizuoka Bank Ltd.	8,000	83,813
Mitsubishi UFJ Financial Group, Inc.†	18,080	82,976
Aeon Credit Service Company Ltd.	5,390	82,916
Sumitomo Mitsui Trust Holdings, Inc.	24,980	82,676
Daito Trust Construction Company Ltd.	900	82,506
Aeon Mall Company Ltd.	3,600	82,226
Mitsubishi UFJ Lease & Finance Company Ltd.	2,040	81,430
Mitsubishi Estate Company Ltd.	5,000	81,098
Yamaguchi Financial Group, Inc.	8,000	80,848
Credit Saison Company Ltd.	4,190	80,781
Nomura Real Estate Holdings, Inc.	5,290	80,028
Mizuho Financial Group, Inc.	54,057	79,155
Mitsui Fudosan Company Ltd.	5,000	78,981
Sumitomo Mitsui Financial Group, Inc.	2,800	78,887
Shinsei Bank Ltd.	69,920	78,585
Daiwa Securities Group, Inc.	21,000	78,414
Seven Bank Ltd.	40	78,066
Royal Bank of Scotland Group plc ADR*	217,770	77,864
SBI Holdings, Inc.	901	77,848
NKSJ Holdings, Inc.	3,500	77,693
Unione di Banche Italiane SCPA	20,960	77,589
Banco Popolare SC	46,800	77,375
Zurich Financial Services AG*	370	77,073
Japan Prime Realty Investment Corp.	30	77,030
United Overseas Bank Ltd.	5,990	77,018
Sumitomo Realty & Development Company Ltd.	4,000	76,887
Standard Life plc	24,818	76,756
Randstad Holding N.V.	2,400	76,509
Sony Financial Holdings, Inc.	5,000	76,334
MS&AD Insurance Group Holdings	3,500	76,147
Hopewell Holdings Ltd.	26,500	76,035
Tokio Marine Holdings, Inc.	3,000	76,024
Capital Shopping Centres Group plc	14,990	75,977
Hannover Rueckversicherung AG	1,671	75,544
Danske Bank A/S*	5,390	75,379
Barclays plc	30,740	75,353
Credit Suisse Group AG*	2,860	74,821
Muenchener Rueckversicherungs AG	600	74,514
Tryg A/S	1,411	74,184
ASX Ltd.	2,551	74,091
Allianz AG	790	74,042
Aozora Bank Ltd.	32,000	73,673
RSA Insurance Group plc	42,810	73,599
T&D Holdings, Inc.	7,800	73,483
Pohjola Bank plc — Class A	6,980	73,425
Banco Bilbao Vizcaya Argentaria S.A.†	8,850	73,271
Aegon N.V.*	18,010	72,997
Intesa Sanpaolo SpA	46,480	72,888
Bankinter S.A.	13,414	72,848
Standard Chartered plc	3,650	72,784
Svenska Handelsbanken AB — Class A	2,860	72,755
Swiss Re AG*,†	1,550	72,712
Global Logistic Properties Ltd.*	57,950	72,665
NTT Urban Development Corp.	100	72,664
Link REIT	22,980	72,603
SCOR SE	3,360	72,475
HSBC Holdings plc	9,460	72,441
Legal & General Group plc	48,529	72,433
City Developments Ltd.	9,990	72,426
Dai-ichi Life Insurance Company Ltd.	70	72,351
Resolution Ltd.	18,860	72,260
CapitaMall Trust	51,950	72,038
Tokyu Land Corp.	20,000	71,880
Insurance Australia Group Ltd.	24,832	71,879
Aviva plc	15,290	71,875
Hammerson plc	12,270	71,807
Suncorp Group Ltd.	9,418	71,700
Government Properties Trust, Inc.	23,821	71,643
Skandinaviska Enskilda Banken AB	13,330	71,637
Mapfre S.A.	23,191	71,606
Banco Santander S.A.	8,740	71,453
Bankia S.A.*,†	14,550	71,420
Banco de Sabadell S.A.	19,994	71,385
See Notes to Financial Statements.

70 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Prudential plc	8,320	$71,380
GAM Holding AG*	5,700	71,345
Sino Land Company Ltd.	54,000	71,313
Hang Lung Group Ltd.	13,990	71,283
Mirvac Group REIT	64,795	71,231
Banco Popular Espanol S.A.	15,421	71,141
Israel Discount Bank Ltd. — Class A*	47,025	68,932
Mizrahi Tefahot Bank Ltd.*	8,394	68,908
Admiral Group plc	3,620	70,948
CapitaLand Ltd.	38,000	70,895
Ascendas Real Estate Investment Trust	45,950	70,851
Dexus Property Group	89,703	70,701
London Stock Exchange Group plc	5,622	70,676
ORIX Corp.	900	70,634
Singapore Exchange Ltd.	14,000	70,366
Assicurazioni Generali SpA	4,440	70,309
Delta Lloyd N.V.	4,450	70,221
Investor AB — Class B	3,990	70,194
Banca Carige SpA	36,290	70,180
Intesa Sanpaolo SpA	54,480	70,027
Westpac Banking Corp.	3,603	69,768
CFS Retail Property Trust	41,560	69,736
Nomura Holdings, Inc.	19,100	69,651
Stockland	24,923	69,368
Sampo Oyj — Class A	2,761	69,346
Westfield Group	9,333	69,206
Banca Monte dei Paschi di Siena SpA	124,390	69,076
Nordea Bank AB	8,530	69,015
Sun Hung Kai Properties Ltd.	6,000	68,832
Ageas	39,950	68,795
Bank Hapoalim BM*	19,240	66,388
Wing Hang Bank Ltd.	8,490	68,524
Pargesa Holding S.A.	1,000	68,403
Old Mutual plc	42,183	68,375
Groupe Bruxelles Lambert S.A.	971	68,193
Kinnevik Investment AB — Class B	3,681	68,092
Wheelock & Company Ltd.	22,980	67,991
Deutsche Bank AG	1,960	67,913
Bendigo and Adelaide Bank Ltd.	8,370	67,792
Oversea-Chinese Banking Corporation Ltd.	10,990	67,728
Gjensidige Forsikring ASA	6,556	67,682
Australia & New Zealand Banking Group Ltd.	3,643	67,614
Julius Baer Group Ltd.*	2,021	67,538
ICAP plc	10,589	67,471
ING Groep N.V.*	9,560	67,431
Mediobanca SpA	8,580	67,355
AIA Group Ltd.	23,780	67,344
Deutsche Boerse AG*†	1,330	67,262
Land Securities Group plc	6,761	67,134
3i Group plc	23,070	67,025
Industrivarden AB — Class C	6,400	66,993
British Land Company plc	9,094	66,963
Bank Leumi Le-Israel BM*	21,050	64,449
Swiss Life Holding AG*	610	66,898
AXA S.A.	5,140	66,867
CaixaBank	15,250	66,809
National Australia Bank Ltd. ADR	3,142	66,736
Commonwealth Bank of Australia ADR	1,532	66,621
Exor SpA	3,400	66,545
Westfield Retail Trust	28,523	66,376
Fonciere Des Regions	950	66,265
UOL Group Ltd.	20,980	66,117
Commerzbank AG*	26,350	66,034
Unibail-Rodamco SE	370	66,018
DnB NOR ASA*	6,620	65,973
Schroders plc	3,331	65,969
Baloise Holding AG	900	65,910
KBC Groep N.V.	2,850	65,748
Segro plc	19,240	65,595
Hang Seng Bank Ltd.	5,590	65,485
Hang Lung Properties Ltd.	22,000	65,457
Klepierre	2,330	65,309
UBS AG*	5,700	65,200
Cheung Kong Holdings Ltd.	6,000	65,044
Swedbank AB	5,880	64,904
Dexia S.A.*	34,030	64,724
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,700	64,625
CapitaMalls Asia Ltd.	69,940	64,448
Bank of East Asia Ltd.	20,980	64,435
CNP Assurances	4,362	64,222
QBE Insurance Group Ltd.	5,230	64,221
Wharf Holdings Ltd.	12,990	64,088
Macquarie Group Ltd.	2,950	63,792
Societe Generale S.A.	2,430	63,608
Investec plc	11,730	63,438
AMP Ltd.	16,862	63,330
Gecina S.A.	720	62,931
Banco Espirito Santo S.A.	23,754	62,911
IMMOFINANZ AG*	22,230	62,843
Henderson Land Development Company Ltd.	13,990	62,809
DBS Group Holdings Ltd.	7,000	62,765
Corio N.V.	1,360	62,661
Keppel Land Ltd.	32,000	62,499
Hong Kong Exchanges and Clearing Ltd.	4,300	62,375
BOC Hong Kong Holdings Ltd.	29,470	62,309
Goodman Group	113,135	61,981
ICADE	790	61,720
Swire Pacific Ltd. — Class A	5,990	61,547
BNP Paribas S.A.	1,560	61,496
UniCredit SpA	57,880	61,371
New World Development Ltd.	64,000	61,196

See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 71

SCHEDULE OF INVESTMENTS (continued) September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Nomura Real Estate Office Fund, Inc. — Class A	10	$60,978
Natixis	19,300	60,710
Hysan Development Company Ltd. — Class A	19,980	60,532
Ratos AB — Class B	5,260	60,368
Lend Lease Group	8,986	60,346
Eurazeo	1,420	59,637
Man Group plc	22,950	59,324
Kerry Properties Ltd.	18,480	58,985
Raiffeisen Bank International AG	1,980	57,311
Banco Comercial Portugues S.A.*	215,886	55,861
Credit Agricole S.A.	8,100	55,703
Bank of Cyprus plc	35,850	55,350
Erste Group Bank AG	2,170	55,340
National Bank of Greece S.A.*	14,980	54,193
Alpha Bank AE — Class B*	21,770	37,973
EFG Eurobank Ergasias S.A.*	24,010	29,386
ANF Immobilier	43	1,759
Swiss Reinsurance Company Ltd.*	10	463
Banco de Valencia S.A.*	412	424
Deutsche Boerse AG	8	403

Total Financials		14,873,323

Industrials - 18.1%
JGC Corp.	4,000	97,811
TOTO Ltd.	11,000	97,021
Odakyu Electric Railway Company Ltd.	10,000	95,046
Keio Corp.	13,000	92,998
Keikyu Corp.	10,000	92,317
NGK Insulators Ltd.	6,000	90,279
Kubota Corp.†	11,000	89,700
JS Group Corp.	3,200	89,578
Keisei Electric Railway Company Ltd.	13,000	88,145
Asahi Glass Company Ltd.	9,000	87,863
Central Japan Railway Co.	10	87,262
Kurita Water Industries Ltd.	3,100	86,897
Secom Company Ltd.	1,800	86,813
Kinden Corp.	10,000	86,456
West Japan Railway Co.	2,000	85,726
Yamato Holdings Company Ltd.	4,690	85,499
Tokyu Corp.	17,000	85,422
Toyota Tsusho Corp.	4,990	85,366
Nippon Express Company Ltd.	20,000	85,304
East Japan Railway Co.	1,400	84,872
Tobu Railway Company Ltd.	18,000	84,781
Obayashi Corp.	17,000	83,966
Mabuchi Motor Company Ltd.	1,800	83,594
Hino Motors Ltd.	14,000	83,291
Kintetsu Corp.	22,000	82,942
Dai Nippon Printing Company Ltd.	8,000	82,724
Taisei Corp.	30,000	82,585
Balfour Beatty plc	20,840	82,393
Kajima Corp.	24,970	81,947
Wolseley plc	3,270	81,125
Babcock International Group plc	7,943	80,912
Nidec Corp.	1,000	80,532
Kamigumi Company Ltd.	9,000	80,329
Hutchison Port Holdings Trust	119,000	80,325
Toppan Printing Company Ltd.	11,000	80,111
JTEKT Corp.	6,690	80,047
Mitsubishi Heavy Industries Ltd.	18,980	80,045
Experian plc	7,131	80,040
NTN Corp.	17,000	79,721
Smiths Group plc	5,150	79,428
Abertis Infraestructuras S.A.	5,150	79,197
Shimizu Corp.	18,000	79,001
Amada Company Ltd.	12,000	78,931
Bunzl plc	6,606	78,659
All Nippon Airways Company Ltd.	25,000	78,237
Sojitz Corp.	42,800	78,186
Marubeni Corp.	14,000	78,170
Bouygues S.A.	2,360	78,068
Koninklijke Vopak N.V.	1,632	77,996
Singapore Airlines Ltd.	9,000	77,915
Chiyoda Corp.	7,990	77,891
Sumitomo Corp.	6,290	77,825
Japan Steel Works Ltd.	13,000	77,539
Ryanair Holdings plc ADR†,*	2,990	76,993
Serco Group plc	9,692	76,588
Capita Group plc	6,936	75,905
Elbit Systems Ltd.*	1,900	73,936
G4S plc	18,323	75,774
BAE Systems plc	18,310	75,586
Mitsubishi Logistics Corp.	7,000	75,420
Schindler Holding AG	690	75,209
Finmeccanica SpA	10,870	75,208
Fomento de Construcciones y Contratas S.A.	3,050	75,191
Makita Corp.	2,100	74,740
Ushio, Inc.	4,900	74,594
Fraser and Neave Ltd.	16,980	74,530
Daikin Industries Ltd.	2,600	74,465
MAp Group	23,972	74,223
Schindler Holding AG	700	74,203
Koninklijke Boskalis Westminster N.V. — Class B	2,410	74,123
NWS Holdings Ltd.	56,000	74,097
Transurban Group	14,234	74,000
Groupe Eurotunnel S.A.	8,710	73,814
Hitachi Construction Machinery Company Ltd.	4,400	73,665
ITOCHU Corp.	7,700	73,575
NSK Ltd.	10,000	73,485
MTR Corp.	24,480	73,275
Mitsui OSK Lines Ltd.	19,000	73,200
SMC Corp.	500	73,076
Skanska AB	5,280	73,073
Ferrovial S.A.	6,407	73,034
See Notes to Financial Statements.

72 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Delek Group Ltd.*	460	$69,696
IHI Corp.	33,000	72,748
Rolls-Royce Holdings plc*	7,898	72,535
Fuji Electric Company Ltd.	28,000	72,478
Aeroports de Paris	960	72,206
Atlantia SpA	5,020	72,176
Geberit AG*	390	72,010
Bureau Veritas S.A.	1,001	71,953
Sumitomo Heavy Industries Ltd.	14,000	71,589
Cobham plc	26,460	71,575
Nippon Sheet Glass Company Ltd.	31,980	71,545
Sandvik AB	6,210	71,539
Auckland International Airport Ltd.	41,110	71,451
Intertek Group plc	2,482	71,337
Mitsubishi Corp.	3,500	71,254
Hochtief AG	1,140	71,201
Edenred	2,982	71,036
Mitsui & Company Ltd.	4,900	70,973
Assa Abloy AB	3,450	70,962
Orkla ASA	9,336	70,961
Adecco S.A.*	1,800	70,946
European Aeronautic Defence and Space Company N.V.*	2,522	70,887
Mitsubishi Electric Corp.	8,000	70,858
Societe BIC S.A. ADR	831	70,750
DSV A/S	3,920	70,524
Nippon Yusen Kabushiki Kaisha	26,000	70,518
Sumitomo Electric Industries Ltd.	5,990	70,344
Singapore Technologies Engineering Ltd.	33,000	70,242
Nabtesco Corp.	3,700	69,928
Wartsila Oyj	2,940	69,757
QR National Ltd.	22,989	69,513
ComfortDelGro Corporation Ltd.	69,930	69,433
Brenntag AG	800	69,396
Neptune Orient Lines Ltd.	84,000	69,250
Koninklijke Philips Electronics N.V.	3,850	69,073
ACS Actividades de Construccion y Servicios S.A.	1,960	69,068
MAN SE	890	68,986
Zardoya Otis S.A.	5,422	68,921
FANUC Corp.	500	68,868
Kawasaki Heavy Industries Ltd.	27,000	68,848
Mitsui Engineering & Shipbuilding Company Ltd.	40,960	68,781
Siemens AG	760	68,374
Fraport AG Frankfurt Airport Services Worldwide	1,150	67,712
Asciano Ltd.	48,890	67,355
Thales S.A.	2,151	67,231
International Consolidated Airlines Group S.A.*	28,440	66,949
Komatsu Ltd.	3,100	66,832
Aggreko plc	2,652	66,686
Hutchison Whampoa Ltd.	9,000	66,604
Toll Holdings Ltd.	15,878	66,580
Brambles Ltd.	10,799	66,569
Kuehne + Nagel International AG	590	66,217
Prysmian SpA	5,040	66,209
Deutsche Post AG	5,160	66,059
Invensys plc	18,960	66,010
Weir Group plc	2,761	65,916
Orient Overseas International Ltd.	16,490	65,880
Sulzer AG	640	65,770
GS Yuasa Corp.	14,000	65,643
GEA Group AG	2,810	65,589
SKF AB	3,480	65,552
ABB Ltd.*	3,830	65,516
Fiat Industrial SpA*	8,740	65,303
Cathay Pacific Airways Ltd.	39,970	65,232
Volvo AB	6,640	65,211
Vinci S.A.	1,520	65,192
Metso Oyj	2,220	64,977
THK Company Ltd.	3,900	64,895
Safran S.A.	2,121	64,880
Kone Oyj — Class B	1,361	64,730
Keppel Corporation Ltd.	10,990	64,443
Schneider Electric S.A.	1,200	64,215
Legrand S.A.	2,051	63,935
Minebea Company Ltd.	19,000	63,781
Deutsche Lufthansa AG	4,910	63,651
Cosco Corporation Singapore Ltd.	91,000	63,481
Leighton Holdings Ltd.	3,572	63,435
Atlas Copco AB — Class A	3,570	63,173
Scania AB — Class B	4,420	63,132
Alfa Laval AB	3,992	62,826
Atlas Copco AB — Class B	4,010	62,763
Qantas Airways Ltd.*	46,810	62,745
Furukawa Electric Company Ltd.	23,000	62,636
Securitas AB — Class B	8,611	62,617
Kawasaki Kisen Kaisha Ltd.	29,980	62,344
Air France-KLM*	8,450	61,757
Vestas Wind Systems A/S*	3,780	61,255
Cie de St.-Gobain	1,600	61,039
PostNL N.V. ADR	13,945	60,995
Noble Group Ltd.	60,950	60,803
Wendel S.A.	970	60,785
SGS S.A.	40	60,768
Yangzijiang Shipbuilding Holdings Ltd.	90,940	60,730
SembCorp Industries Ltd.	22,980	59,308
TNT Express N.V.†	8,480	59,290
Bekaert S.A.	1,450	59,030
A P Moller — Maersk A/S — Class B	10	58,737
SembCorp Marine Ltd.	23,980	58,712
Alstom S.A.	1,740	57,310
A P Moller — Maersk A/S — Class A	10	55,969
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Eiffage S.A.	1,710	$52,743
Vallourec S.A.	900	51,537

Total Industrials		13,275,544

Consumer Discretionary - 13.2%
Jardine Cycle & Carriage Ltd.	3,000	95,320
NGK Spark Plug Company Ltd.	7,000	95,127
Koito Manufacturing Company Ltd.	6,000	94,915
Sekisui House Ltd.	10,000	93,697
Rinnai Corp.	1,100	91,828
Daihatsu Motor Company Ltd.	5,000	90,720
Takashimaya Company Ltd.	12,000	87,507
Sankyo Company Ltd.	1,600	86,571
Sega Sammy Holdings, Inc.	3,700	86,318
Suzuki Motor Corp.	3,900	85,962
J Front Retailing Company Ltd.	18,000	85,429
Oriental Land Company Ltd.	800	85,348
NOK Corp.	4,700	85,024
Nikon Corp.	3,600	84,915
Mitsubishi Motors Corp.*	63,930	84,728
Shimano, Inc.	1,600	84,684
Stanley Electric Company Ltd.	5,600	84,616
Benesse Holdings, Inc.	1,900	84,165
Sekisui Chemical Company Ltd.	10,000	84,068
Sharp Corp.	10,000	84,007
Next plc	2,143	83,973
Shimamura Company Ltd.	800	83,858
Toyoda Gosei Company Ltd.	4,400	83,771
Hakuhodo DY Holdings, Inc.	1,440	83,533
Aisin Seiki Company Ltd.	2,500	83,233
Namco Bandai Holdings, Inc.	6,090	82,477
Dentsu, Inc.	2,600	82,369
Toho Company Ltd.	4,700	82,089
Inditex S.A.	961	82,031
Kingfisher plc	21,300	81,747
Sumitomo Rubber Industries Ltd.	6,390	81,700
Bridgestone Corp.	3,600	81,678
Toyota Industries Corp.	2,800	81,655
Isuzu Motors Ltd.	19,000	81,622
Rakuten, Inc.	70	81,548
Whitbread plc	3,302	80,906
ABC-Mart, Inc.	2,100	80,719
Carnival plc	2,590	80,682
Nitori Holdings Company Ltd.	800	80,522
Denso Corp.	2,500	80,363
McDonald’s Holdings Company Japan Ltd.	3,000	80,009
Toyota Boshoku Corp.	5,590	79,880
Nissan Motor Company Ltd.	8,990	79,539
NHK Spring Company Ltd.	9,000	79,517
Intercontinental Hotels Group plc	4,900	79,372
USS Company Ltd.	930	79,070
Pearson plc	4,484	79,015
Isetan Mitsukoshi Holdings Ltd.	7,790	78,838
Toyota Motor Corp.	2,300	78,837
British Sky Broadcasting Group plc ADR	7,650	78,720
Yamada Denki Company Ltd.	1,130	78,586
Casio Computer Co. Ltd.	12,390	78,442
JCDecaux S.A.*	3,160	78,423
Marui Group Company Ltd.	10,300	77,436
Yamaha Corp.	7,090	76,715
Li & Fung Ltd.	45,960	76,688
Fuji Heavy Industries Ltd.	13,000	76,325
Kabel Deutschland Holding AG*	1,420	76,129
Hennes & Mauritz AB — Class B	2,540	76,031
Jupiter Telecommunications Company Ltd.	70	75,736
ITV plc*	82,360	75,257
Reed Elsevier plc	9,814	75,112
Marks & Spencer Group plc	15,380	74,861
Mazda Motor Corp.*	37,000	74,837
Reed Elsevier N.V.	6,802	74,794
Harvey Norman Holdings Ltd.	36,210	74,396
Singapore Press Holdings Ltd.	26,000	74,334
Yue Yuen Industrial Holdings Ltd.	28,480	73,657
TUI Travel plc	31,830	73,358
Panasonic Corp.	7,590	73,354
Honda Motor Company Ltd.	2,500	73,232
SES S.A.	2,984	72,613
Asics Corp.	5,290	72,227
Eutelsat Communications S.A.	1,792	71,984
Compass Group plc	8,916	71,853
WPP plc	7,750	71,716
Fast Retailing Company Ltd.	400	71,634
Yamaha Motor Company Ltd.*	5,400	71,287
Pirelli & C. SpA	10,000	71,125
Sony Corp.	3,700	70,821
Sodexo	1,071	70,518
Electrolux AB	4,750	69,833
Genting Singapore plc*	59,950	69,605
Luxottica Group SpA	2,732	69,431
Fairfax Media Ltd.	88,020	69,170
GKN plc	25,445	69,042
Publicis Groupe S.A.	1,650	68,861
Crown Ltd.	9,038	68,847
Burberry Group plc	3,794	68,829
Adidas AG	1,131	68,824
Sky City Entertainment Group Ltd.	27,188	68,799
Shangri-La Asia Ltd.	35,970	68,772
Tatts Group Ltd.	32,142	68,763
Fiat SpA	12,710	68,618
Wolters Kluwer N.V.	4,170	67,669
Lifestyle International Holdings Ltd.	26,470	67,154
SJM Holdings Ltd.	37,970	67,077
Nokian Renkaat Oyj	2,230	66,758
Renault S.A.	1,990	65,912
Daimler AG	1,480	65,818
Cie Generale des Etablissements Michelin — Class B	1,100	65,785
See Notes to Financial Statements.

74 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Mediaset SpA	20,840	$65,634
Bayerische Motoren Werke AG	990	65,397
Volkswagen AG	530	65,297
TABCORP Holdings Ltd.	26,160	64,459
Echo Entertainment Group Ltd.*,†	18,190	64,245
Autogrill SpA	6,387	64,216
Societe Television Francaise 1	5,131	63,785
Cie Financiere Richemont S.A.	1,430	63,700
Modern Times Group AB — Class B	1,590	63,696
Continental AG*	1,100	63,488
LVMH Moet Hennessy Louis Vuitton S.A.	480	63,357
PPR	490	63,334
Swatch Group AG/REG	1,060	63,177
Christian Dior S.A.	560	62,695
Sands China Ltd.*	26,770	62,633
Husqvarna AB — Class B	15,490	62,568
Mediaset Espana Comunicacion S.A.	10,990	62,471
Axel Springer AG	1,811	62,328
Sanoma Oyj	5,210	61,246
TUI AG*	11,900	61,177
Accor S.A.	2,280	60,709
Metropole Television S.A.	3,732	60,505
Wynn Macau Ltd.	25,580	60,492
OPAP S.A.	5,910	59,606
Swatch Group AG/BR	180	59,224
Pandora A/S	8,740	58,268
Porsche Automobil Holding SE	1,221	58,155
Lagardere SCA	2,330	57,229
Peugeot S.A.	2,690	57,223
Galaxy Entertainment Group Ltd.*	34,960	50,792
Esprit Holdings Ltd.	29,680	35,945

Total Consumer Discretionary		9,742,321

Materials - 10.0%
Yamato Kogyo Company Ltd.	3,300	86,549
Air Water, Inc.	7,000	86,517
Ube Industries Ltd.	26,000	86,399
Kansai Paint Company Ltd.	9,000	86,239
Daido Steel Company Ltd.	14,000	83,726
Maruichi Steel Tube Ltd.	3,500	82,642
Nippon Paper Group, Inc.	3,100	82,530
OJI Paper Company Ltd.	15,000	82,267
Showa Denko K.K.	41,000	80,928
Sumitomo Metal Industries Ltd.	38,960	80,746
Hitachi Metals Ltd.	7,000	80,601
Nippon Steel Corp.	28,000	80,301
Mitsui Chemicals, Inc.	24,000	80,270
Makhteshim-Agan Industries Ltd.*,†	14,622	80,041
Daicel Corp.	14,000	79,697
Glencore International plc†	12,630	79,342
Kaneka Corp.	14,000	79,191
Nitto Denko Corp.	2,000	78,708
Shin-Etsu Chemical Company Ltd.	1,600	78,481
Mitsubishi Chemical Holdings Corp.	11,490	77,918
Asahi Kasei Corp.	13,000	77,906
Kuraray Company Ltd.	5,690	77,596
Toray Industries, Inc.	11,000	77,030
Novozymes A/S — Class B	540	76,770
Taiyo Nippon Sanso Corp.	11,000	76,583
Hitachi Chemical Company Ltd.	4,600	75,939
JSR Corp.	4,400	75,700
Toyo Seikan Kaisha Ltd.	4,990	75,512
Teijin Ltd.	21,000	75,489
Nisshin Steel Company Ltd.	42,000	74,958
Amcor Ltd.	11,208	74,196
Mitsubishi Gas Chemical Company, Inc.	12,000	73,663
Kobe Steel Ltd.	43,960	73,375
Sumitomo Chemical Company Ltd.	19,000	73,307
Randgold Resources Ltd.	753	73,135
Johnson Matthey plc	2,970	72,795
Denki Kagaku Kogyo Kabushiki Kaisha	19,000	72,434
Holmen AB — Class B	2,880	71,522
UPM-Kymmene Oyj	6,320	71,393
MacArthur Coal Ltd.	4,668	71,376
Air Liquide S.A.	611	71,346
Akzo Nobel N.V.	1,610	71,041
Sika AG — Class A	40	70,822
CRH plc ADR	4,580	70,779
JFE Holdings, Inc.	3,500	70,647
Holcim Ltd.*	1,330	70,580
Koninklijke DSM N.V.	1,620	70,431
Orica Ltd.	3,132	70,284
Anglo American plc	2,040	70,174
Fletcher Building Ltd.	11,996	70,154
Svenska Cellulosa AB — Class B	5,752	70,016
Linde AG	520	69,579
Cimpor Cimentos de Portugal SGPS S.A.	10,344	69,072
HeidelbergCement AG	1,900	69,022
Mitsubishi Materials Corp.	28,000	68,177
James Hardie Industries SE*	12,458	68,115
Eurasian Natural Resources Corp. plc	7,650	67,733
BASF SE	1,110	67,668
Syngenta AG*	260	67,566
Rexam plc	13,973	67,163
Sumitomo Metal Mining Company Ltd.	5,000	66,197
Lonmin plc	4,060	65,851
Stora Enso Oyj	11,240	65,785
Boral Ltd.	19,760	65,754
Tosoh Corp.	20,980	65,737
Lafarge S.A.	1,910	65,641
BHP Billiton plc	2,430	64,888
Vedanta Resources plc	3,820	64,867
Israel Chemicals Ltd.*	5,393	61,379
Salzgitter AG	1,320	63,347
Incitec Pivot Ltd.	20,438	63,318
Acerinox S.A.	5,610	63,040
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Boliden AB	6,080	$62,505
Givaudan S.A.*	80	62,391
Fresnillo plc	2,549	62,308
BHP Billiton Ltd.	1,881	62,276
Solvay S.A.	660	62,143
Imerys S.A.	1,240	62,026
Arkema S.A.	1,060	61,380
Xstrata plc	4,860	61,363
Voestalpine AG	2,120	61,280
Lanxess AG	1,270	60,918
Rio Tinto Ltd.	1,040	60,912
Umicore S.A.	1,680	60,901
K+S AG	1,160	60,722
Israel Corporation Ltd.*	90	57,594
SSAB AB — Class A	8,150	60,433
Newcrest Mining Ltd.	1,833	60,414
Norsk Hydro ASA	13,270	60,185
BlueScope Steel Ltd.	86,980	59,972
ArcelorMittal	3,750	59,910
Rio Tinto plc	1,350	59,852
ThyssenKrupp AG	2,410	59,214
Kazakhmys plc	4,810	58,715
OneSteel Ltd.	50,000	58,593
Alumina Ltd.	42,000	58,563
Sims Metal Management Ltd.†	4,704	56,442
Antofagasta plc	3,943	56,263
OZ Minerals Ltd.	6,231	55,507
Rautaruukki Oyj	5,500	55,150
Outokumpu Oyj	8,400	55,115
Yara International ASA	1,431	54,591
Eramet	390	53,843
Iluka Resources Ltd.	4,458	52,176
Fortescue Metals Group Ltd.	12,468	52,076
Wacker Chemie AG	550	48,826
Lynas Corporation Ltd.*	40,270	41,213

Total Materials		7,325,717

Consumer Staples - 6.9%
Toyo Suisan Kaisha Ltd.	4,000	109,693
Japan Tobacco, Inc.	20	93,545
Kirin Holdings Company Ltd.	7,000	91,555
Kikkoman Corp.	8,000	91,392
Yamazaki Baking Company Ltd.	6,000	90,981
Nippon Meat Packers, Inc.	7,000	90,961
Yakult Honsha Company Ltd.	2,800	87,357
Lindt & Spruengli AG	30	87,269
Seven & I Holdings Company Ltd.	3,100	86,888
Aeon Company Ltd.	6,390	86,430
Kao Corp.	3,100	86,343
Unicharm Corp.	1,800	86,329
Coca-Cola West Company Ltd.	4,500	86,313
MEIJI Holdings Company Ltd.	1,800	85,410
Lawson, Inc.	1,500	84,902
Nisshin Seifun Group, Inc.	6,490	84,712
Nissin Foods Holdings Company Ltd.	2,100	84,491
FamilyMart Company Ltd.	2,200	84,018
Asahi Group Holdings Ltd.	3,900	82,633
Ajinomoto Company, Inc.	6,990	82,567
Shiseido Company Ltd.	4,200	81,448
Distribuidora Internacional de Alimentacion S.A.*,†	20,330	80,944
Imperial Tobacco Group plc	2,382	80,340
Koninklijke Ahold N.V.	6,760	79,494
Associated British Foods plc	4,545	78,164
WM Morrison Supermarkets plc	17,014	76,676
Anheuser-Busch InBev N.V.	1,441	76,483
Tesco plc	13,035	76,334
Diageo plc	4,003	76,283
Metro AG	1,780	75,554
Reckitt Benckiser Group plc	1,491	75,514
Foster’s Group Ltd.†	14,767	75,446
British American Tobacco plc	1,772	74,800
Unilever plc	2,374	74,318
Casino Guichard Perrachon S.A.	950	74,149
Unilever N.V. — Class B	2,334	73,875
Heineken Holding N.V.	1,900	73,321
SABMiller plc	2,242	73,128
Heineken N.V. ADR†	1,620	72,791
Wesfarmers Ltd. — PPS	2,360	72,605
Danone	1,181	72,596
Wesfarmers Ltd.	2,400	72,510
Metcash Ltd.	18,180	71,661
Aryzta AG	1,650	71,647
Wilmar International Ltd.	18,000	71,621
Parmalat SpA	33,730	71,214
Coca-Cola Amatil Ltd.	6,209	71,124
Henkel AG & Company KGaA — Class B	1,620	70,996
Swedish Match AB	2,144	70,735
Kerry Group plc — Class A†	2,011	70,585
Pernod-Ricard S.A.	900	70,459
Beiersdorf AG	1,311	70,147
Nestle S.A.	1,271	69,972
J Sainsbury plc	16,323	69,471
Woolworths Ltd.	2,892	69,104
Golden Agri-Resources Ltd.	148,850	68,878
Olam International Ltd.	39,970	68,106
Delhaize Group S.A.	1,160	67,809
L’Oreal S.A.	690	67,308
Jeronimo Martins SGPS S.A.	4,166	65,054
Carrefour S.A.	2,850	64,897
Coca Cola Hellenic Bottling Company S.A.*	3,600	63,445
Carlsberg A — Class B	1,070	63,402
Suedzucker AG	2,225	63,211
Colruyt S.A.	1,521	63,184
Kesko Oyj — Class B	2,030	62,454

Total Consumer Staples		5,067,046

See Notes to Financial Statements.

76 | the RYDEX|SGI equity funds annual report

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Information Technology - 6.6%
Keyence Corp.	400	$109,455
Shimadzu Corp.	11,000	92,784
NTT Data Corp.	30	92,588
Foxconn International Holdings Ltd.*	174,850	90,326
Yokogawa Electric Corp.*	9,300	87,965
Nomura Research Institute Ltd.	3,800	86,798
Hitachi High-Technologies Corp.	4,300	86,282
Itochu Techno-Solutions Corp.	1,900	85,475
Oracle Corporation Japan	2,400	84,489
Hirose Electric Company Ltd.	900	83,661
Hoya Corp.	3,600	83,459
Rohm Company Ltd.	1,600	83,458
Otsuka Corp.	1,200	82,712
Canon, Inc.	1,800	81,726
Trend Micro, Inc.	2,600	81,310
Hamamatsu Photonics K.K.	2,000	80,607
NICE Systems Ltd.*	2,541	76,423
Gree, Inc.	2,600	79,288
Neopost S.A.	1,080	79,187
Citizen Holdings Company Ltd.	15,890	79,114
Konica Minolta Holdings, Inc.	11,490	78,778
STMicroelectronics N.V.	11,990	78,352
Sage Group plc	19,603	77,706
Yahoo Japan Corp.	250	77,641
Konami Corp.	2,300	77,210
ASM Pacific Technology Ltd.	7,900	77,114
Tokyo Electron Ltd.	1,700	77,107
ARM Holdings plc	8,948	76,443
ASML Holding N.V.	2,202	76,137
Murata Manufacturing Company Ltd.	1,400	76,007
Autonomy Corp. plc*	1,908	75,451
Fujitsu Ltd.	16,000	75,449
United Internet AG	4,463	75,440
Ricoh Company Ltd.	9,000	75,427
Kyocera Corp.	900	75,249
Hitachi Ltd.	15,000	74,456
FUJIFILM Holdings Corp.	3,200	74,365
SAP AG	1,451	73,826
Nintendo Company Ltd.	500	73,464
Toshiba Corp.	18,000	73,425
Brother Industries Ltd.	6,190	72,720
Nippon Electric Glass Company Ltd.	8,000	72,691
Nokia Oyj	12,827	72,530
Seiko Epson Corp.	5,600	71,254
Computershare Ltd.	9,840	70,061
Dassault Systemes S.A.	991	69,976
Ibiden Company Ltd.	3,300	69,731
AtoS	1,600	69,053
Elpida Memory, Inc.*	10,900	68,171
Infineon Technologies AG ADR	9,200	67,879
Yaskawa Electric Corp.	9,000	67,847
Telefonaktiebolaget LM Ericsson — Class B	7,000	67,195
Dena Company Ltd.	1,600	67,022
NEC Corp.*	32,000	65,005
Omron Corp.	3,300	64,803
Advantest Corp.	6,000	64,671
Square Enix Holdings Company Ltd.	3,590	64,641
Amadeus IT Holding S.A. — Class A	4,014	64,127
Capital Gemini S.A. — Class B	1,920	63,834
Indra Sistemas S.A.	4,431	63,699
Alcatel-Lucent*	21,730	63,003
TDK Corp.	1,800	62,786
Hexagon AB — Class B	4,780	62,138
Sumco Corp.*	6,400	59,763
Renewable Energy Corp. ASA*	41,610	36,394

Total Information Technology		4,867,148

Health Care - 5.7%
Taisho Pharmaceutical Holdings Co. Ltd.*	1,200	98,842
Hisamitsu Pharmaceutical Company, Inc.	2,000	96,092
Mitsubishi Tanabe Pharma Corp.	4,900	91,092
Sonova Holding AG*	990	89,828
Ono Pharmaceutical Company Ltd.	1,500	89,491
Kyowa Hakko Kirin Company Ltd.	8,000	89,191
Medipal Holdings Corp.	8,790	89,029
Dainippon Sumitomo Pharma Company Ltd.	8,090	88,905
Suzuken Company Ltd.	3,300	88,753
Santen Pharmaceutical Company Ltd.	2,100	88,254
Alfresa Holdings Corp.	2,100	87,795
Olympus Corp.	2,800	86,413
Daiichi Sankyo Company Ltd.	4,100	85,465
Otsuka Holdings Company Ltd.	3,100	84,923
Elan Corporation plc*	7,892	83,649
Miraca Holdings, Inc.	1,900	83,507
Tsumura & Co.	2,600	82,893
Takeda Pharmaceutical Company Ltd.	1,700	80,623
Chugai Pharmaceutical Company Ltd.	4,700	79,615
Astellas Pharma, Inc.	2,100	79,263
Sysmex Corp.	2,200	79,149
Fresenius Medical Care AG & Co. KGaA	1,161	78,757
Terumo Corp.	1,500	78,061
Lonza Group AG*	1,290	77,728
Shire plc	2,484	77,415
Novartis AG	1,381	77,145
Eisai Company Ltd.	1,900	76,657
GlaxoSmithKline plc ADR	3,704	76,394
Ramsay Health Care Ltd.	4,164	76,012
UCB S.A.	1,781	75,896
Coloplast A/S — Class B	521	75,071
AstraZeneca plc	1,691	75,024
Novo Nordisk A/S — Class B	750	74,795
See Notes to Financial Statements.

the RYDEX|SGI equity funds annual report | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Smith & Nephew plc	8,302	$74,671
Roche Holding AG	461	74,457
Cie Generale d’Optique Essilor International S.A.	1,021	73,419
Synthes, Inc.[1]	451	72,987
Shionogi & Company Ltd.	4,900	72,493
Grifols S.A.*	3,885	72,445
CSL Ltd.	2,541	72,132
Merck KGaA	880	72,076
William Demant Holding A/S*	950	71,451
QIAGEN N.V.*	5,120	71,107
Sanofi	1,081	71,101
Orion Oyj — Class B	3,481	70,090
Teva Pharmaceutical Industries Ltd.*	1,960	72,573
Sonic Healthcare Ltd.	6,276	68,593
Getinge AB — Class B	3,132	68,325
Fresenius SE & Company KGaA	761	67,639
Bayer AG	1,210	66,769
Straumann Holding AG	410	64,154
Actelion Ltd.*	1,890	62,789
Celesio AG	4,670	61,451
Cochlear Ltd.	961	42,598

Total Health Care		4,185,047

Utilities - 4.8%
Toho Gas Company Ltd.	14,000	91,880
Shikoku Electric Power Company, Inc.	3,200	87,967
Tokyo Gas Company Ltd.	18,000	83,601
Osaka Gas Company Ltd.	20,000	83,087
Electric Power Development Company Ltd.	2,800	82,734
Chugoku Electric Power Company, Inc.	4,690	82,485
Tohoku Electric Power Company, Inc.	5,890	81,597
CLP Holdings Ltd.	8,990	80,993
Severn Trent plc	3,333	79,573
United Utilities Group plc	8,207	79,368
Hokuriku Electric Power Co.	4,300	79,337
Enel Green Power SpA	34,600	78,825
Hong Kong & China Gas Company Ltd.	34,960	78,692
Terna Rete Elettrica Nazionale SpA	21,200	78,611
National Grid plc	7,929	78,521
Chubu Electric Power Company, Inc.	4,190	78,470
E.ON AG	3,560	77,234
SSE plc	3,852	77,230
Power Assets Holdings Ltd.	9,990	76,433
RWE AG	2,070	76,354
Kansai Electric Power Company, Inc.	4,400	76,033
Cheung Kong Infrastructure Holdings Ltd.	13,000	75,737
Kyushu Electric Power Company, Inc.	4,690	75,400
Contact Energy Ltd.*	18,168	75,045
Gas Natural SDG S.A.	4,394	74,716
GDF Suez	2,501	74,305
Centrica plc	16,124	74,291
EDP — Energias de Portugal S.A. ADR	23,991	73,888
Snam Rete Gas SpA	15,961	73,682
Red Electrica Corp. S.A.	1,610	73,362
EDF S.A.	2,530	73,267
Hokkaido Electric Power Company, Inc.	4,900	72,225
Iberdrola S.A.	10,682	72,216
Acciona S.A.	850	71,652
EDP Renovaveis S.A.*	13,056	71,090
International Power plc ADR	14,961	70,989
Enel SpA	15,980	70,535
A2A SpA	56,600	70,408
SP AusNet	78,305	70,320
Veolia Environnement S.A.	4,770	69,658
Enagas S.A.	3,782	69,503
Fortum Oyj	2,890	68,023
AGL Energy Ltd.	4,680	64,165
Suez Environnement Co.	4,580	63,736
Public Power Corp. S.A.	7,900	62,746
Verbund AG	2,051	59,025
Tokyo Electric Power Company, Inc.*	15,280	46,191

Total Utilities		3,505,200

Energy - 3.7%
Tullow Oil plc*	4,770	96,384
TonenGeneral Sekiyu K.K.	7,000	80,428
Cosmo Oil Company Ltd.	31,000	76,723
Royal Dutch Shell plc	2,430	75,600
Royal Dutch Shell plc — Class A	2,440	75,380
Repsol YPF S.A.	2,850	75,232
Essar Energy plc*	19,420	75,228
BG Group plc	3,872	74,066
BP plc	12,330	73,908
Galp Energia SGPS S.A. — Class B	4,003	73,099
JX Holdings, Inc.	12,990	72,904
Japan Petroleum Exploration Co.	2,000	72,695
Petrofac Ltd.	3,880	71,701
Idemitsu Kosan Company Ltd.	800	71,661
Total S.A.	1,620	71,469
AMEC plc	5,610	70,734
ENI SpA — Class Preference	4,010	70,543
Showa Shell Sekiyu K.K.	9,890	70,445
Statoil ASA	3,282	70,421
Transocean Ltd.	1,450	69,911
Fugro N.V.	1,370	69,087
Seadrill Ltd.	2,501	69,065
Cairn Energy plc*	15,910	68,969
WorleyParsons Ltd.	2,761	68,887
SBM Offshore N.V.	3,930	68,111
Santos Ltd.	6,230	67,419

78 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND

	Shares	Value

Caltex Australia Ltd.	6,530	$67,297
Origin Energy Ltd.	5,222	66,816
Technip S.A.	830	66,493
Subsea 7 S.A.*	3,501	66,150
Saipem SpA	1,830	64,225
Neste Oil Oyj	7,350	63,784
Woodside Petroleum Ltd.	2,050	63,512
Tenaris S.A.	4,890	61,594
Inpex Corp.	10	61,407
OMV AG	2,042	60,780
Cie Generale de Geophysique — Veritas*	3,310	58,297
Aker Solutions ASA	6,070	58,144
Paladin Energy Ltd.*	34,190	39,232
John Wood Group plc	47	384
Kvaerner ASA*,†	28	37

Total Energy		2,698,222

Telecommunication Services - 3.4%
Nippon Telegraph & Telephone Corp.	1,800	86,229
Inmarsat plc	10,570	80,471
BT Group plc	29,590	79,256
Vodafone Group plc	29,461	75,897
Elisa Oyj	3,664	74,897
Singapore Telecommunications Ltd.	30,970	74,648
StarHub Ltd.	33,960	73,810
Cellcom Israel Ltd.*	3,540	72,225
Koninklijke KPN N.V.	5,586	73,569
TDC A/S	8,990	73,439
Swisscom AG	180	73,230
Telefonica S.A.	3,811	73,033
Telenor ASA	4,726	72,886
NTT DoCoMo, Inc.	40	72,877
Iliad S.A.	651	72,722
Belgacom S.A.	2,392	71,985
Telecom Italia SpA — Savings Shares	73,860	71,827
TeliaSonera AB ADR	10,849	71,507
Telstra Corporation Ltd.	23,976	71,401
Telekom Austria AG ADR	7,062	71,269
Telecom Italia SpA	65,100	70,728
Softbank Corp.	2,400	70,220
Millicom International Cellular S.A.	701	69,836
PCCW Ltd.	186,790	69,471
Mobistar S.A.	1,211	69,128
KDDI Corp.	10	68,839
Tele2 AB — Class B	3,787	68,573
Vivendi S.A.	3,350	68,202
Portugal Telecom SGPS S.A.	9,280	68,176
Partner Communications Company Ltd.*	7,010	66,385
France Telecom S.A.	4,130	67,591
Bezeq The Israeli Telecommunication Corporation Ltd.*	35,016	65,478
Telecom Corporation of New Zealand Ltd.	33,492	66,567
Deutsche Telekom AG	5,595	65,670
Hellenic Telecommunications Organization S.A.	11,980	50,921

Total Telecommunication Services		2,492,963

Total Common Stocks (Cost $84,204,916)		68,032,531

PREFERRED STOCKS†† - 0.5%
RWE AG	2,280	78,820
ProSiebenSat.1 Media AG	4,260	74,901
Bayerische Motoren Werke AG	1,540	72,234
Henkel AG & Company KGaA	1,320	70,183
Volkswagen AG	480	63,341

Total Preferred Stocks (Cost $453,661)		359,479

RIGHTS†† - 0.0%
Banco Bilbao Vizcaya Argentaria S.A.*
Expires 10/01/11	8,850	1,304
CaixaBank*
Expires 10/13/11	15,250	1,246
Eurazeo*
Expires 12/30/11	20	27

Total Rights (Cost $32)		2,577

EXCHANGE TRADED FUNDS† - 4.9%
iShares MSCI EAFE Index Fund	61,140	2,919,435
iShares MSCI Japan Index Fund	59,800	565,708
iShares MSCI Singapore Index Fund	4,970	54,670
iShares MSCI Hong Kong Index Fund	3,580	51,337

Total Exchange Traded Funds (Cost $4,281,166)		3,591,150

SHORT TERM INVESTMENTS†† - 1.7%
State Street General Account U.S. Government Fund	1,204,333	1,204,333

Total Short Term Investments (Cost $1,204,333)		1,204,333

Total Investments - 99.7% (Cost $90,144,108)		$73,190,070

Cash & Other Assets, Less Liabilities - 0.3%		242,760

Total Net Assets - 100.0%		$73,432,830

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 79

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
MSCI EAFE EQUAL WEIGHT FUND
Country Diversification
The pie chart above reflects percentages of
the market value of Common Stocks.

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $72,987 (cost $75,313), or 0.1% of total net assets.

ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

80 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

MSCI EAFE EQUAL WEIGHT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $90,144,108)	$73,190,070
Foreign currency, at value (cost $21,150)	14,358
Cash	242
Prepaid expenses	42,235
Receivables:
Dividends	295,922
Foreign taxes reclaim	41,006
Investment advisor	25,388
Fund shares sold	16,564

Total assets	73,625,785

Liabilities:
Payable for:
Management fees	43,715
Fund shares redeemed	41,823
Custodian fees	24,707
Professional fees	19,741
Distribution and service fees	16,881
Transfer agent/maintenance fees	10,598
Fund accounting/administration fees	9,367
Directors’ fees*	446
Miscellaneous	25,677

Total liabilities	192,955

Net Assets	$73,432,830

Net Assets Consist Of:
Paid in capital	$114,269,030
Accumulated net investment loss	(281,821)
Accumulated net realized loss on investments and foreign currency	(23,593,549)
Net unrealized depreciation on investments and foreign currency	(16,960,830)

Net assets	$73,432,830

A-Class:
Net assets	$65,573,376
Capital shares outstanding	6,762,710
Net asset value per share	$9.70

Maximum offering price per share (Net asset value divided by 95.25%)	$10.18

B-Class:
Net assets	$4,147,954
Capital shares outstanding	490,473
Net asset value per share	$8.46

C-Class:
Net assets	$3,426,020
Capital shares outstanding	411,183
Net asset value per share	$8.33

Institutional Class:
Net assets	$285,480
Capital shares outstanding	29,426
Net asset value per share	$9.70

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding tax of $207,613)	$2,025,164

Total investment income	2,025,164

Expenses:
Management fees	807,696
Transfer agent/maintenance fees	208,668
Distribution and service fees:
A-Class	202,576
C-Class	43,945
Fund accounting/administration fees	137,401
Custodian fees	149,096
Directors’ fees*	5,206
Miscellaneous	159,980

Total expenses	1,714,568
Less:
Expenses waived by advisor	(26,732)

Net expenses	1,687,836

Net investment income	337,328

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,293,911
Futures contracts	530,374
Foreign currency	(258,603)

Net realized gain	19,565,682

Net change in unrealized appreciation (depreciation) on:
Investments	(24,782,002)
Foreign currency	(12,406)

Net change in unrealized appreciation (depreciation)	(24,794,408)

Net realized and unrealized loss	(5,228,726)

Net decrease in net assets resulting from operations	$(4,891,398)

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 81

MSCI EAFE EQUAL WEIGHT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment income	$337,328	$223,151
Net realized gain on investments and foreign currency	19,565,682	11,793,752
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(24,794,408)	(6,398,467)

Net increase (decrease) in net assets resulting from operations	(4,891,398)	5,618,436

Distributions to shareholders from:
Net investment income
A-Class	(428,482)	—
B-Class	(59,809)	—

Total distributions to shareholders	(488,291)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	11,944,041	20,592,616
B-Class	358,374	826,631
C-Class	541,059	439,496
Institutional Class*	1,599,376	—
Distributions reinvested
A-Class	424,001	—
B-Class	59,500	—
Cost of shares redeemed
A-Class	(20,083,005)	(44,556,043)
B-Class	(2,876,923)	(5,667,547)
C-Class	(1,159,828)	(1,186,786)
Institutional Class*	(1,258,878)	—

Net decrease from capital share transactions	(10,452,283)	(29,551,633)

Net decrease in net assets	(15,831,972)	(23,933,197)

Net assets:
Beginning of year	89,264,802	113,197,999

End of year	$73,432,830	$89,264,802

Accumulated net investment loss at end of year	$(281,821)	$(426,190)

Capital share activity:
Shares sold
A-Class	1,048,009	2,066,878
B-Class	35,602	93,747
C-Class	53,801	50,022
Institutional Class*	150,654	—
Shares issued from reinvestment of distributions
A-Class	36,520	—
B-Class	5,885	—
Shares redeemed
A-Class	(1,754,360)	(4,379,932)
B-Class	(287,631)	(640,990)
C-Class	(116,514)	(135,076)
Institutional Class*	(121,228)	—

Net decrease in shares	(949,262)	(2,945,351)

*	Since commencement of operations: May 2, 2011.

82 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

MSCI EAFE EQUAL WEIGHT FUND
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2011	2010	2009	2008	2007[f]

Per Share Data
Net asset value, beginning of period	$10.52	$9.97	$10.35	$20.69	$19.65

Income (loss) from investment operations:
Net investment income[a]	.05	.02	.05	.05	.06
Net gain (loss) on investments (realized and unrealized)	(.81)	.53	(.35)	(3.63)	3.60

Total from investment operations	(.76)	.55	(.30)	(3.58)	3.66

Less distributions from:
Net investment income	(.06)	—	(.02)	(.04)	—
Net realized gains	—	—	—	(6.72)	(2.62)
Return of capital	—	—	(.06)	—	—

Total distributions	(.06)	—	(.08)	(6.76)	(2.62)

Net asset value, end of period	$9.70	$10.52	$9.97	$10.35	$20.69

Total Return[b]	(7.32%)	5.52%	(2.71%)	(25.16%)	20.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65,573	$78,201	$97,205	$88,782	$145,158

Ratios to average net assets:
Net investment income	0.40%	0.24%	0.63%	0.33%	0.29%
Total expenses	1.85%	1.86%	1.89%	1.73%	1.69%
Net expenses[c]	1.82%	1.86%	1.89%	1.73%	1.69%

Portfolio turnover rate	206%	288%	368%	280%[g]	162%[g]

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2011[d]	2010[d]	2009[d]	2008[d]	2007[d,f]

Per Share Data
Net asset value, beginning of period	$9.19	$8.69	$9.05	$18.96	$18.17

Income (loss) from investment operations:
Net investment income[a]	.05	.04	.07	.07	.09
Net gain (loss) on investments (realized and unrealized)	(.69)	.46	(.32)	(3.17)	3.32

Total from investment operations	(.64)	.50	(.25)	(3.10)	3.41

Less distributions from:
Net investment income	(.09)	—	(.04)	(.09)	—
Net realized gains	—	—	—	(6.72)	(2.62)
Return of capital	—	—	(.07)	—	—

Total distributions	(.09)	—	(.11)	(6.81)	(2,62)

Net asset value, end of period	$8.46	$9.19	$8.69	$9.05	$18.96

Total Return[b]	(7.13%)	5.75%	(2.45%)	(24.91%)	20.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,148	$6,769	$11,155	$15,303	$29,659

Ratios to average net assets:
Net investment income	0.53%	0.45%	0.90%	0.55%	0.50%
Total expenses	1.61%	1.61%	1.65%	1.48%	1.44%
Net expenses[c]	1.59%	1.61%	1.65%	1.48%	1.44%

Portfolio turnover rate	206%	288%	368%	280%[g]	162%[g]

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 83

MSCI EAFE EQUAL WEIGHT FUND
FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each year and to assist shareholders in evaluating a Fund’s performance for the years presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2011	2010	2009	2008	2007[f]

Per Share Data
Net asset value, beginning of period	$9.06	$8.66	$9.04	$19.00	$18.37

Income (loss) from investment operations:
Net investment loss[a]	(.04)	(.04)	(.01)	(.05)	(.09)
Net gain (loss) on investments (realized and unrealized)	(.69)	.44	(.31)	(3.18)	3.34

Total from investment operations	(.73)	.40	(.32)	(3.23)	3.25

Less distributions from:
Net realized gains	—	—	—	(6.73)	(2.62)
Return of capital	—	—	(.06)	—	—

Total distributions	—	—	(.06)	(6.73)	(2.62)

Net asset value, end of period	$8.33	$9.06	$8.66	$9.04	$19.00

Total Return[b]	(8.06%)	4.62%	(3.39%)	(25.69%)	19.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,426	$4,295	$4,838	$7,866	$12,449

Ratios to average net assets:
Net investment loss	(0.37%)	(0.50%)	(0.11%)	(0.44%)	(0.48%)
Total expenses	2.60%	2.62%	2.65%	2.49%	2.44%
Net expenses[c]	2.58%	2.62%	2.65%	2.49%	2.44%

Portfolio turnover rate	206%	288%	368%	280%[g]	162%[g]

Year Ended
September 30,
Institutional Class	2011[e]

Per Share Data
Net asset value, beginning of period	$12.37

Income (loss) from investment operations:
Net investment income[a]	.13
Net loss on investments (realized and unrealized)	(2.80)

Total from investment operations	(2.67)

Net asset value, end of period	$9.70

Total Return[b]	(21.58%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$285

Ratios to average net assets:
Net investment income	2.99%
Total expenses	2.27%
Net expenses[c]	1.36%

Portfolio turnover rate	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Effective August 25, 2005, B-Class shares ceased charging 12b-1 fees in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.

[e]	Since commencement of operations: May 2, 2011 — percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[f]	Security Global Investors, LLC (“SGI”) became the sub-advisor of the fund effective August 1, 2007.

[g]	Significant variation in the portfolio turnover is due to the re-alignment of the Fund’s portfolio following the appointment of SGI as sub-advisor.

84 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2011

Advised by:	and Subadvised by:
To Our Shareholders:
For the 12-month period ending September 30, 2011, the Rydex|SGI Equity Fund—Alpha Opportunity Fund returned 1.13%1, while the Fund’s benchmark, the S&P 500® Index, had a 1.14% return.
The Fund pursues its objective of seeking long-term growth of capital by investing approximately 37.5% of its total assets according to a long/short strategy in domestic equity securities and 37.5% of its total assets according to a long/short strategy in non-U.S. securities. The manager invests the remaining 25% of total assets in a portfolio of equity securities, equity derivative securities and fixed-income securities intended to track the S&P 500 Index.
The Fund pursues its domestic long/short strategy using fundamental and technical analysis to identify quality securities trading at attractive valuations. This strategy uses a top-down perspective to formulate long-term themes and a bottom-up approach to identify individual securities. The Fund’s global long/short strategy uses quantitative and qualitative techniques to identify long and short investment opportunities; however, the fund is currently unable to pursue the global long/short strategy, which affects its ability to meet its investment objective. The Fund primarily uses S&P 500 futures for the portion of total assets that is intended to track the S&P 500 Index.
Non-U.S. Strategy Performance
Most of the long holdings in the non-U.S. strategy are held as short sale collateral in a special custody account and are deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (LBIE). Top-performing sectors for this strategy were Consumer Discretionary and Consumer Staples.

Consumer Discretionary positions that contributed to performance were long positions in Limited Brands, Inc. and Ross Stores, Inc.
Herbalife Ltd. and Philip Morris International, Inc. were among long positions in the Consumer Staples sector that contributed to performance.
Detracting from performance was a long position in Shanda Interactive Entertainment Ltd. in the Information Technology sector.
Domestic Long/Short Strategy Performance
For the domestic long/short strategy, contributors to performance included an overweight allocation to Materials and an underweight position in the Financials sector. The cash allocation also positively contributed to relative returns during a very volatile period for the equity market.
Leaders in the Materials sector included CF Industries Holdings, Inc. In the Financials sector, RenaissanceRe Holdings Ltd. and Simon Property Group, Inc., led relative performance. The domestic long/short strategy benefited by having little exposure to the banking industry.
Stock selection within the consumer sectors detracted from performance during the year. These positions included Corn Products International, Inc., and Expedia, Inc.
The domestic long/short strategy’s current focus is larger capitalization, high quality stocks. These “blue chip” equities have solid balance sheets and dependable income streams that are coupled with either above-average growth or attractive dividends.
Broad Market Tracking
The Fund primarily used S&P 500 e-mini futures for the portion of Fund assets that was intended to track the S&P 500 Index. After strong performance for the first half of the fiscal year, the U.S. and European debt crises weighed down equity markets. However, the S&P 500 returned 8.09% over the past 12 months.
the RYDEX|SGI equity funds annual report | 85

MANAGERS’ COMMENTARY (Unaudited) (concluded)
As referenced in Note 9 of the Notes to Financials in this shareholder report, Security Global Investors (SGI) is working to resolve certain outstanding short sale transactions with Lehman Brothers International Europe (LBIE) and its administrator. The Fund’s exposure to LBIE due to these transactions consists of short sale proceeds held by LBIE and long positions held as collateral at the Fund’s custodian. Release of the collateral requires the consent of LBIE and Lehman Brothers, Inc., an entity that is subject to a liquidation proceeding. Due to the valuations assigned to the short positions, which are based on certain assumptions, resolution of these matters could ultimately result in the Fund’s realizing values that are materially different from those indicated in this report, which would materially affect the Fund’s net asset value (either positively or negatively). SGI is uncertain when it will resume its full investment program.
We appreciate your business and the trust you place in us.
Sincerely,
Bill Jenkins, CFA, Portfolio Manager
(Mainstream Investment Advisers)
Charles Craig, CFA, Portfolio Manager
(Mainstream Investment Advisers)
Michael Byrum, CFA, Portfolio Manager
Rydex|SGI
Michael Dellapa, CFA, CAIA, Portfolio Manager
Rydex|SGI
Ryan Harder, CFA, Portfolio Manager
Rydex|SGI
Yon Perullo, CFA, Portfolio Manager
Rydex|SGI
The opinions and forecasts expressed are those of the individuals listed above as of 10/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.
Mainstream Investment Advisors, LLC is not affiliated with Security Global Investors, LLC.
Performance displayed represents past performance which is no guarantee of future results. Of course, Fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date Fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.
S&P 500® Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).
Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.
Rydex|SGI funds are distributed by Rydex Distributors, LLC (RDL). Security Investors, LLC (SI) is a registered investment advisor, and does business as Security Global Investors® and Rydex Investments. SI and RDL are affiliates and are subsidiaries of Security Benefit Corporation, which is wholly owned by Guggenheim SBC Holdings, LLC, a special purpose entity managed by an affiliate of Guggenheim Partners, LLC, a diversified financial services firm with more than $100 billion in assets under supervision.
86 | the RYDEX|SGI equity funds annual report

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2011
ALPHA OPPORTUNITY FUND
OBJECTIVE: Seeks long-term growth of capital.
Cumulative Fund Performance
The S&P 500® Index is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.
Holdings Diversification (Market Exposure as
% of Net Assets)

**	Substantially all of the short holdings were fair valued by the Valuation Committee at September 30, 2011 due to exposure to LBIE — See Note 9. The total market value of fair valued securities amounts to (73%) of total net assets.
“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.
Average Annual Returns*
Periods Ended 9/30/11

			Since
			Inception
	1 Year	5 Year	(07/07/03)

A-Class	1.13%	2.13%	6.38%
A-Class with sales charge†	-4.66%	0.93%	5.62%
B-Class	0.44%	1.34%	5.58%
B-Class with CDSC††	-4.56%	1.05%	5.58%
C-Class	0.44%	1.34%	5.56%
C-Class with CDSC†††	-0.56%	1.34%	5.56%
S&P 500 Index	1.14%	-1.18%	3.51%

		Since
		Inception
	1 Year	(11/07/08)

Institutional Class	1.50%	11.00%
S&P 500 Index	1.14%	9.35%

Inception Dates:

A-Class	July 7, 2003
B-Class	July 7, 2003
C-Class	July 7, 2003
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)

Philip Morris International, Inc.	6.9%
Johnson & Johnson	5.3%
Altria Group, Inc.	4.5%
Shanda Interactive Entertainment Ltd. ADR	4.4%
Herbalife Ltd.	3.2%
AT&T, Inc.	3.0%
Joy Global, Inc.	2.8%
Lockheed Martin Corp.	2.7%
CA, Inc.	2.7%
Trinity Industries, Inc.	2.2%

Top Ten Total	37.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 1 Year, 5 Year and 10 Year Average Annual Returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

††	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.

†††	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
the RYDEX|SGI equity funds annual report | 87

SCHEDULE OF INVESTMENTS	September 30, 2011
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 101.5%

Consumer Staples - 23.6%
Philip Morris International, Inc.[1,2]	11,007	$686,617
Altria Group, Inc.[1,2]	16,700	447,727
Herbalife Ltd.[1,2]	5,965	319,724
Procter & Gamble Co.	3,273	206,788
Wal-Mart Stores, Inc.[1,2]	2,200	114,180
Clorox Co.	1,655	109,776
Unilever plc ADR	3,186	99,371
Safeway, Inc.[1,2]	3,900	64,857
CVS Caremark Corp.	1,931	64,843
Corn Products International, Inc.	1,593	62,509
Darling International, Inc.	3,448	43,410
Cia de Bebidas das Americas ADR	1,015	31,110
Brown-Forman Corp. — Class B	433	30,371
Colgate-Palmolive Co.	276	24,476
Smithfield Foods, Inc.	965	18,817
British American Tobacco plc ADR	171	14,489
Kraft Foods, Inc. — Class A	276	9,268
Omega Protein Corp.*	1,000	9,080
HJ Heinz Co.	158	7,976

Total Consumer Staples		2,365,389

Industrials - 16.7%
Joy Global, Inc.[1,2]	4,500	280,710
Lockheed Martin Corp.[1,2]	3,753	272,618
Trinity Industries, Inc.[1,2]	10,200	218,382
AO Smith Corp.[1,2]	4,200	134,526
Towers Watson & Co. — Class A1,2	2,200	131,516
General Electric Co.[1,2]	7,194	109,636
Kirby Corp.*	1,434	75,486
Watts Water Technologies, Inc. — Class A1,2	2,800	74,620
Northrop Grumman Corp.[1,2]	1,100	57,376
Boeing Co.	827	50,042
MasTec, Inc.*	2,482	43,708
Danaher Corp.	965	40,472
3M Co.	552	39,628
Polypore International, Inc.	689	38,942
Con-way, Inc.[1,2]	1,700	37,621
Wesco Aircraft Holdings, Inc.	2,502	27,347
Waste Connections, Inc.	552	18,669
Chart Industries, Inc.	178	7,506
Thermon Group Holdings, Inc.*	513	7,090
Huntington Ingalls Industries, Inc.[1,2]	183	4,452

Total Industrials		1,670,347

Consumer Discretionary - 15.3%
TJX Companies, Inc.[1,2]	3,600	199,692
Limited Brands, Inc.[1,2]	5,100	196,401
Family Dollar Stores, Inc.[1,2]	3,700	188,182
Ross Stores, Inc.[1,2]	2,100	165,249
Walt Disney Co.[1,2]	4,024	121,364
The Gap, Inc.[1,2]	6,000	97,440
Wynn Resorts Ltd.	830	95,516
Jack in the Box, Inc.*,1,2	4,000	79,680
Mattel, Inc.	2,901	75,107
RadioShack Corp.[1,2]	5,100	59,262
Lululemon Athletica, Inc.	1,026	49,915
PVH Corp.[1,2]	800	46,592
Tupperware Brands Corp.	827	44,443
Expedia, Inc.	1,517	39,063
Priceline.com, Inc.*	79	35,507
Target Corp.	414	20,303
Lithia Motors, Inc. — Class A	827	11,892
Perfumania Holdings, Inc.	527	7,494

Total Consumer Discretionary		1,533,102

Health Care - 15.1%
Johnson & Johnson[1,2]	8,281	527,582
Viropharma, Inc.*,1,2	9,900	178,893
Life Technologies Corp.*,1,2	2,800	107,604
Forest Laboratories, Inc.*,1,2	3,400	104,686
Baxter International, Inc.[1,2]	1,800	101,052
Amgen, Inc.[1,2]	1,800	98,910
WellCare Health Plans, Inc.*,1,2	2,300	87,354
Lincare Holdings, Inc.[1,2]	3,800	85,500
Owens & Minor, Inc.[1,2]	2,700	76,896
Charles River Laboratories International, Inc. ADR[1,2]	2,000	57,240
athenahealth, Inc.*	827	49,248
Kindred Healthcare, Inc.*,1,2	3,900	33,618

Total Health Care		1,508,583

Information Technology - 12.6%
Shanda Interactive Entertainment Ltd. ADR*,1,2	15,100	446,054
CA, Inc.[1,2]	14,000	271,740
Symantec Corp.*,1,2	5,900	96,170
Avnet, Inc.*,1,2	3,100	80,848
Arrow Electronics, Inc.[1,2]	2,600	72,228
ARM Holdings plc ADR	2,620	66,810
Harmonic, Inc.*,1,2	11,000	46,860
Apple, Inc.*	120	45,742
Amkor Technology, Inc.*,1,2	9,200	40,112
Baidu, Inc. ADR*	286	30,576
Yandex N.V. — Class A	1,182	24,125
Microsoft Corp.	690	17,174
Electronic Arts, Inc.*	689	14,090
SPS Commerce, Inc.	414	6,744
TriQuint Semiconductor, Inc.	828	4,156

Total Information Technology		1,263,429

88 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
ALPHA OPPORTUNITY FUND

	Shares	Value

Financials - 7.3%
Simon Property Group, Inc.	1,655	$182,017
Amtrust Financial Services, Inc.[1,2]	6,000	133,560
Endurance Specialty Holdings Ltd.[1,2]	3,000	102,450
RenaissanceRe Holdings Ltd.	1,397	89,129
ACE Ltd.	1,103	66,842
Chubb Corp.	1,103	66,169
Arch Capital Group Ltd.	1,103	36,040
Berkshire Hathaway, Inc. — Class B*	425	30,192
Genworth Financial, Inc. — Class A1,2	4,000	22,960

Total Financials		729,359

Energy - 4.6%
Anadarko Petroleum Corp.[1,2]	2,755	173,703
ConocoPhillips[1,2]	1,500	94,980
Chesapeake Energy Corp.	3,034	77,519
Cabot Oil & Gas Corp.	965	59,743
El Paso Corp.	1,655	28,929
Hornbeck Offshore Services, Inc.*	552	13,750
Oceaneering International, Inc.	276	9,754
Tsakos Energy Navigation Ltd.	752	4,196

Total Energy		462,574

Telecommunication Services - 3.2%
AT&T, Inc.[1,2]	10,600	302,312
Crown Castle International Corp.*	414	16,838

Total Telecommunication Services		319,150

Utilities - 1.9%

Constellation Energy Group, Inc.[1,2]	5,100	194,106

Materials - 1.2%
Potash Corporation of Saskatchewan, Inc.	1,265	54,673
CF Industries Holdings, Inc.	278	34,303
Molycorp, Inc.*	552	18,144
Newmont Mining Corp.	276	17,361

Total Materials		124,481

Total Common Stocks (Cost $10,885,895)		10,170,520

EXCHANGE TRADED FUNDS† - 6.2%
Consumer Staples Select Sector SPDR Fund	6,206	184,318
PowerShares DB Agriculture Fund	3,748	111,128
Teucrium Corn Fund	2,736	109,112
Utilities Select Sector SPDR Fund	2,846	95,740
WisdomTree Asia Local Debt Fund	1,734	85,696
WisdomTree Dreyfus Emerging Currency Fund	1,565	32,364

Total Exchange Traded Funds (Cost $668,958)		618,358

CLOSED-END FUND† - 0.3%
Morgan Stanley China A Share Fund, Inc.	1,512	32,039

Total Closed-End Fund (Cost $34,976)		32,039

SHORT TERM INVESTMENTS†† - 0.2%
State Street General Account U.S. Government Fund	20,591	20,591

Total Short Term Investments (Cost $20,591)		20,591

	Face
	Amount
FEDERAL AGENCY DISCOUNT NOTE†† - 10.0%
Fannie Mae[3] 0.11% due 01/17/12	$1,000,000	999,941

Total Federal Agency Discount Note (Cost $999,670)		999,941

Total Long Investments - 118.2% (Cost $12,610,090)		$11,841,449

	Shares
COMMON STOCKS SOLD SHORT — (73.7)%

Consumer Staples — (1.0)%
Bridgford Foods Corp. — Class A†	238	(2,209)
Hansen Natural Corp.†††,4,5	3,250	(96,232)

Total Consumer Staples		(98,441)

Telecommunication Services — (1.9)%
Clearwire Corp. — Class A*,†††,4,5	2,530	(28,665)
Global Crossing Ltd.*,†††,4,5	1,800	(28,746)
Leap Wireless International, Inc.*,†††,4,5	1,500	(65,100)
SBA Communications Corp. — Class A*,†††,4,5	2,400	(69,096)

Total Telecommunication Services		(191,607)

Utilities — (2.5)%
Korea Electric Power Corp. ADR*,†††,4,5	18,310	(247,734)

Energy — (3.4)%
Aquila Resources Ltd. — Class A*,†††,4,5	2,750	(21,907)
Arrow Energy Holdings Pty Ltd.†††,4,5	8,900	(22,965)
Modec, Inc.†††,4,5	900	(23,195)
Sevan Marine ASA*,†††,4,5	5,900	(30,951)
Trican Well Service Ltd.†††,4,5	2,000	(34,043)
Queensland Gas Company Ltd.*,†††,4,5	12,800	(49,787)
Riversdale Mining Ltd.*,†††,4,5	6,700	(50,985)
BPZ Resources, Inc.*,†††,4,5	5,700	(107,160)

Total Energy		(340,993)

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 89

SCHEDULE OF INVESTMENTS (continued)	September 30, 2011
ALPHA OPPORTUNITY FUND

	Shares	Value

Materials — (4.1)%
China National Building Material Company Ltd. — Class H†††,4,5	14,700	$(19,911)
Anhui Conch Cement Company Ltd. — Class H†††,4,5	4,500	(20,259)
Shougang Fushan Resources Group Ltd.†††,4,5	66,000	(23,727)
Sino Gold Mining Ltd. — Class A†††,4,5	8,600	(35,368)
Ivanhoe Mines Ltd.*,†††,4,5	4,440	(37,030)
Western Areas NL†††,4,5	6,200	(44,456)
Zoltek Companies, Inc.*,†††,4,5	2,700	(49,221)
Silver Wheaton Corp.†††,4,5	6,100	(64,046)
Agnico-Eagle Mines Ltd.†††,4,5	1,800	(119,001)

Total Materials		(413,019)

Information Technology — (8.2)%
Jabil Circuit, Inc.†	543	(9,660)
VeriSign, Inc.†††,4,5	1,200	(30,756)
Access Company Ltd.†††,4,5	17	(32,755)
Varian Semiconductor Equipment Associates, Inc.*,†††,4,5	1,260	(33,037)
Electronic Arts, Inc.*,†††,4,5	900	(36,720)
Riverbed Technology, Inc.*,†††,4,5	3,280	(43,624)
Red Hat, Inc.*,†††,4,5	2,610	(46,589)
Baidu, Inc. ADR*,†††,4,5	200	(53,726)
Intermec, Inc.*,†††,4,5	2,740	(54,307)
Rambus, Inc.*,†††,4,5	3,600	(55,224)
VMware, Inc. — Class A*,†††,4,5	2,400	(68,592)
Imperial Energy Corporation plc*,†††,4,5	3,900	(77,681)
Equinix, Inc.*,†††,4,5	1,000	(79,940)
SAVVIS, Inc.*,†††,4,5	5,700	(84,018)
Cree, Inc.*,†††,4,5	4,000	(109,840)

Total Information Technology		(816,469)

Industrials — (9.9)%
China Merchants Holdings International Company Ltd. ADR†††,4,5	3,100	(11,047)
China Communications Construction Company Ltd. — Class H†††,4,5	15,000	(15,535)
China National Materials Company Ltd.†††,4,5	34,400	(17,537)
Japan Steel Works Ltd.†††,4,5	1,500	(20,809)
Ausenco Ltd.†††,4,5	2,100	(22,659)
Toyo Tanso Company Ltd.†††,4,5	500	(27,007)
Ryanair Holdings plc*,†††,4,5	9,600	(35,971)
Meyer Burger Technology AG*,†††,4,5	200	(49,878)
USG Corp.*,†††,4,5	4,940	(141,877)
Beijing Capital International Airport Company Ltd. — Class H†††,4,5	218,000	(188,550)
Brisa Auto-Estradas de Portugal S.A.†††,4,5	44,400	(461,804)

Total Industrials		(992,674)

Financials — (11.7)%
C C Land Holdings Ltd.†††,4,5	50,000	(13,945)
Franshion Properties China Ltd.†††,4,5	79,400	(22,104)
Mizuho Trust & Banking Company Ltd.†††,4,5	17,700	(24,682)
Aozora Bank Ltd.†††,4,5	16,300	(26,251)
Monex Group, Inc.†††,4,5	78	(27,384)
Mizuho Financial Group, Inc.†††,4,5	11,000	(45,461)
Aeon Mall Company Ltd.†††,4,5	1,700	(52,093)
PrivateBancorp, Inc.†††,4,5	2,390	(102,770)
Erste Group Bank AG†††,4,5	5,200	(319,536)
Wells Fargo & Co.†††,4,5	12,384	(539,689)

Total Financials		(1,173,915)

Health Care — (13.4)%
Sepracor, Inc.*,†††,4,5	1,400	(24,500)
Exelixis, Inc. — Class H†††,4,5	4,500	(28,845)
Savient Pharmaceuticals, Inc.*,†††,4,5	2,420	(48,013)
Zeltia S.A.†††,4,5	8,000	(54,559)
Intuitive Surgical, Inc.†††,4,5	200	(56,100)
Auxilium Pharmaceuticals, Inc.*,†††,4,5	1,540	(56,703)
XenoPort, Inc.*,†††,4,5	1,376	(63,062)
Luminex Corp.*,†††,4,5	2,500	(63,725)
Regeneron Pharmaceuticals, Inc.*,†††,4,5	3,180	(69,038)
Vertex Pharmaceuticals, Inc.*,†††,4,5	2,600	(71,942)
Align Technology, Inc.*,†††,4,5	6,100	(74,420)
Intercell AG*,†††,4,5	1,900	(74,840)
Acorda Therapeutics, Inc.†††,4,5	2,800	(74,900)
Rigel Pharmaceuticals, Inc.*,†††,4,5	3,050	(78,324)
Sequenom, Inc.*,†††,4,5	3,810	(78,524)
Cepheid, Inc.*,†††,4,5	5,300	(81,620)
AMAG Pharmaceuticals, Inc.*,†††,4,5	1,900	(82,954)
Basilea Pharmaceutica*,†††,4,5	500	(83,364)
Alnylam Pharmaceuticals, Inc.*,†††,4,5	2,900	(85,289)
athenahealth, Inc.*,†††,4,5	2,500	(89,625)

Total Health Care		(1,340,347)

Consumer Discretionary — (17.6)%
Papa John’s International, Inc. ADR†	108	(3,283)
DineEquity, Inc.*†	542	(20,862)
Tokyo Broadcasting System Holdings, Inc.†††,4,5	1,300	(21,837)
Genting Singapore plc*,†††,4,5	124,900	(41,123)
bwin Interactive Entertainment AG*,†††,4,5	1,600	(45,582)
Bwin.Party Digital Entertainment plc*,†††,4,5	15,200	(57,210)
Focus Media Holding Ltd. ADR†††,4,5	2,130	(63,900)

90 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2011
ALPHA OPPORTUNITY FUND

	Shares	Value

Sky Deutschland AG*,†††,4,5	4,000	$(65,668)
Marui Group Company Ltd.†††,4,5	29,100	(219,527)
Pool Corp.†††,4,5	11,639	(288,065)
Electrolux AB†††,4,5	30,100	(395,761)
Volkswagen AG†††,4,5	1,300	(539,374)

Total Consumer Discretionary		(1,762,192)

Total Common Stocks Sold Short (Proceeds $7,201,487)		(7,377,391)

EXCHANGE TRADED FUND SOLD SHORT† - (0.8)%
PowerShares DB US Dollar Index Bullish Fund ADR	3,798	(84,733)

Total Exchange Traded Fund Sold Short (Proceeds $81,133)		(84,733)

Total Securities Sold Short — (74.5)% (Proceeds $7,282,620)		$(7,462,124)

Cash & Other Assets, Less Liabilities - 56.3%		5,640,274

Total Net Assets - 100.0%		$10,019,599

		Unrealized
	Contracts	Loss

FUTURES CONTRACTS PURCHASED†
December 2011 S&P 500 Index
Mini Futures Contracts (Aggregate Value of Contracts $2,589,800)	46	$(90,054)

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

†††	Value determined based on Level 3 inputs — See Note 4.

[1]	All or a portion of this security is pledged as short security collateral at September 30, 2011.

[2]	All or a portion of the security is deemed illiquid due to the Fund’s exposure to Lehman Brothers International Europe (“LBIE”) prime brokerage services. The total market value of illiquid securities is $7,264,165 (cost $7,627,564), or 72% of total net assets. The security was deemed liquid at the time of purchase — See Note 9.

[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[4]	All or a portion of this security was fair valued by the Valuation Committee at September 30, 2011. The total market value of fair valued securities amounts to $(7,341,377) (proceeds $7,164,435), or (73%) of total net assets.

[5]	Illiquid security.

[6]	Security was acquired through a private placement.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 91

ALPHA OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments, at value (cost $12,610,090)	$11,841,449
Restricted cash denominated in a foreign currency, at value (cost $3,380,755)†	3,609,568
Cash	66,034
Restricted cash†	1,759,316
Prepaid expenses	16,665
Receivables:
Securities sold	501,703
Dividends	22,405
Investment advisor	1,279
Foreign taxes reclaim	216

Total assets	17,818,635

Liabilities:
Securities sold short, at value (proceeds $7,282,620)	7,462,124
Payable for:
Securities purchased	184,210
Management fees	11,146
Distribution and service fees	3,271
Fund shares redeemed	2,876
Transfer agent/maintenance fees	2,112
Fund accounting/administration fees	1,446
Directors’ fees*	839
Variation margin	69,690
Miscellaneous	61,322

Total liabilities	7,799,036

Net assets	$10,019,599

Net assets consist of:
Paid in capital	$22,505,329
Undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency	(11,676,344)
Net unrealized depreciation on investments and foreign currency	(809,386)

Net assets	$10,019,599

A-Class:
Net assets	$6,708,144
Capital shares outstanding	682,866
Net asset value per share	$9.82

Maximum offering price per share (Net asset value divided by 95.25%)	$10.31

B-Class:
Net assets	$693,059
Capital shares outstanding	76,418
Net asset value per share	$9.07

C-Class:
Net assets	$1,292,446
Capital shares outstanding	142,500
Net asset value per share	$9.07

Institutional Class:
Net assets	$1,325,950
Capital shares outstanding	98,009
Net asset value per share	$13.53

†	All or portion of this amount represents values related to Lehman Brothers International Europe prime brokerage services — See Note 9.
STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income:
Dividends (net of foreign withholding tax of $209)	$230,139
Interest	1,617

Total investment income	231,756

Expenses:
Management fees	158,975
Transfer agent/maintenance fees	36,812
Distribution and service fees:
A-Class	20,996
B-Class	10,503
C-Class	16,336
Fund accounting/administration fees	25,000
Legal fees expense	60,809
Registration fees	45,630
Prime broker interest expense	4,384
Directors’ fees*	1,432
Short sales dividend expense	979
Miscellaneous	65,821

Total expenses	447,677
Less:
Expenses waived by advisor	(157,924)

Net expenses	289,753

Net investment loss	(57,997)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	699,216
Futures contracts	263,253
Foreign currency	99
Securities sold short	7,124

Net realized gain	969,692

Net change in unrealized appreciation (depreciation) on:
Investments	(337,630)
Securities sold short	598
Futures contracts	(139,087)
Foreign currency	36,295

Net change in unrealized appreciation (depreciation)	(439,824)

Net realized and unrealized gain	529,868

Net increase in net assets resulting from operations	$471,871

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

92 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

ALPHA OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2011	2010

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(57,997)	$(114,876)
Net realized gain on investments and foreign currency	969,692	1,037,820
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(439,824)	683,849

Net increase in net assets resulting from operations	471,871	1,606,793

Distributions to shareholders	—	—

Capital share transactions:
Proceeds from sale of shares
A-Class*	180,654	293,839
Cost of shares redeemed
A-Class	(1,908,640)	(2,954,805)
B-Class	(547,550)	(635,054)
C-Class	(242,522)	(698,685)
Institutional Class	(166,305)	(917,495)

Net decrease from capital share transactions	(2,684,363)	(4,912,200)

Net decrease in net assets	(2,212,492)	(3,305,407)

Net assets:
Beginning of year	12,232,091	15,537,498

End of year	$10,019,599	$12,232,091

Accumulated (Undistributed) net investment income (loss) at end of year	$—	$(2,843)

Capital share activity:
Shares sold
A-Class*	15,900	32,339
Shares redeemed
A-Class	(171,786)	(333,306)
B-Class	(52,155)	(74,867)
C-Class	(22,496)	(83,926)
Institutional Class	(10,264)	(75,471)

Net decrease in shares	(240,801)	(535,231)

*	Represents conversion of B-Class to A-Class shares.

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 93

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2011	2010	2009	2008[f]	2007

Per Share Data
Net asset value, beginning of period	$9.70	$8.56	$9.37	$13.94	$12.23

Income (loss) from investment operations:
Net investment loss[a]	(.04)	(.06)	(.04)	(.16)	(.01)
Net gain (loss) on investments (realized and unrealized)	.16	1.20	(.77)	(1.68)	2.99

Total from investment operations	.12	1.14	(.81)	(1.84)	2.98

Less distributions from:
Net realized gains	—	—	—	(2.57)	(1.27)
Return of capital	—	—	—	(.16)	—

Total distributions	—	—	—	(2.73)	(1.27)

Net asset value, end of period	$9.82	$9.70	$8.56	$9.37	$13.94

Total Return[b]	1.13%	13.43%	(8.64%)	(15.99%)	26.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,708	$8,138	$9,752	$30,615	$25,072

Ratios to average net assets:
Net investment loss	(0.33%)	(0.71%)	(0.50%)	(1.44%)	(0.08%)
Total expenses	3.39%	3.51%	3.82%	3.41%	2.88%
Net expenses[c]	2.15%	2.21%	2.00%	3.32%	2.82%
Operating expenses[d]	2.11%	2.05%	1.95%	3.06%	2.62%

Portfolio turnover rate	868%	954%	422%	1,248%	1,697%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2011	2010	2009	2008[f]	2007

Per Share Data
Net asset value, beginning of period	$9.03	$8.04	$8.87	$13.42	$11.90

Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.12)	(.09)	(.23)	(.09)
Net gain (loss) on investments (realized and unrealized)	.16	1.11	(.74)	(1.59)	2.88

Total from investment operations	.04	.99	(.83)	(1.82)	2.79

Less distributions from:
Net realized gains	—	—	—	(2.57)	(1.27)
Return of capital	—	—	—	(.16)	—

Total distributions	—	—	—	(2.73)	(1.27)

Net asset value, end of period	$9.07	$9.03	$8.04	$8.87	$13.42

Total Return[b]	0.44%	12.31%	(9.36%)	(16.66%)	25.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$693	$1,161	$1,635	$5,391	$3,154

Ratios to average net assets:
Net investment loss	(1.09%)	(1.47%)	(1.24%)	(2.18%)	(0.77%)
Total expenses	4.19%	4.27%	4.57%	4.16%	3.59%
Net expenses[c]	2.90%	2.96%	2.75%	4.04%	3.53%
Operating expenses[d]	2.86%	2.80%	2.69%	3.78%	3.33%

Portfolio turnover rate	868%	954%	422%	1,248%	1,697%

94 | the RYDEX|SGI equity funds annual report	See Notes to Financial Statements.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2011	2010	2009	2008[f]	2007

Per Share Data
Net asset value, beginning of period	$9.03	$8.02	$8.87	$13.43	$11.90

Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.12)	(.09)	(.23)	(.10)
Net gain (loss) on investments (realized and unrealized)	.15	1.13	(.76)	(1.60)	2.90

Total from investment operations	.04	1.01	(.85)	(1.83)	2.80

Less distributions from:
Net realized gains	—	—	—	(2.57)	(1.27)
Return of capital	—	—	—	(.16)	—

Total distributions	—	—	—	(2.73)	(1.27)

Net asset value, end of period	$9.07	$9.03	$8.02	$8.87	$13.43

Total Return[b]	0.44%	12.59%	(9.58%)	(16.63%)	25.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,292	$1,490	$1,996	$4,935	$4,216

Ratios to average net assets:
Net investment loss	(1.08%)	(1.46%)	(1.24%)	(2.21%)	(0.77%)
Total expenses	4.14%	4.28%	4.67%	4.16%	3.60%
Net expenses[c]	2.90%	2.95%	2.75%	4.09%	3.54%
Operating expenses[d]	2.86%	2.80%	2.69%	3.83%	3.34%

Portfolio turnover rate	868%	954%	422%	1,248%	1,697%

	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,
Institutional Class	2011	2010	2009[e]

Per Share Data
Net asset value, beginning of period	$13.33	$11.73	$10.00

Income (loss) from investment operations:
Net investment loss[a]	(.01)	(.06)	(.01)
Net gain on investments (realized and unrealized)	.21	1.66	1.74

Total from investment operations	.20	1.60	1.73

Net asset value, end of period	$13.53	$13.33	$11.73

Total Return[b]	1.50%	13.64%	17.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,326	$1,444	$2,155

Ratios to average net assets:
Net investment loss	(0.08%)	(0.48%)	(0.07%)
Total expenses	3.12%	3.28%	3.94%
Net expenses[c]	1.90%	1.96%	1.76%
Operating expenses[d]	1.86%	1.80%	1.70%

Portfolio turnover rate	868%	954%	422%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Operating expenses exclude interest and dividend expense from securities sold short and prime broker interest expense.

[e]	Since commencement of operations: November 7, 2008 — Alpha Opportunity Fund Institutional Class. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[f]	Security Global Investors, LLC (SGI) became the sub-advisor of 37.5% of the assets of the Alpha Opportunity Fund effective August 18, 2008. Also effective August 18, 2008, Mainstream Investment Advisers, LLC (Mainstream) sub-advises 37.5% of the assets and Security Investors, LLC (SI) manages 25% of the assets. Prior to August 18, 2008, Mainstream sub-advised 60% of the assets and SI managed the remaining 40% of the assets.

See Notes to Financial Statements.	the RYDEX|SGI equity funds annual report | 95

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies Organization
Rydex|SGI Equity Fund (legally known as Security Equity Fund) (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-ended investment company. The Trust is authorized to issue an unlimited number of shares. The shares of the Trust are currently issued in multiple series, with each series, in effect, representing a separate Fund (collectively, the “Funds”). The Trust accounts for the assets of each Fund separately.
The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 12 months of purchase. B-Class shares are offered without a front-end sales charge, but are subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.
At September 30, 2011, the Trust consisted of nine separate funds.
Security Investors, LLC (“SI”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Funds. SI, RFS and RDL are affiliated entities.
Mainstream Investment Advisers, LLC serves as the investment sub-advisor for the Alpha Opportunity Fund. The sub-advisor furnishes investment advisory services, supervises and arranges for the purchase and sale of securities and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Trust and SI. Prior to January 14, 2011, Security Global Investors, LLC (“SGI”) acted as a sub-advisor to a portion of the total assets of Alpha Opportunity Fund. Effective January 14, 2011, SGI was merged with and into SI.
Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
A. Security Valuation — Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.
Investments for which market quotations are not readily available are fair valued as determined in good faith by SGI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) other information and considerations, including current values in related markets.
Debt securities with a maturity greater than 60 days at acquisition are valued at the last traded fill price at the close of business, unless no trades were executed. If there are no trades, a debt security is valued at the reported bid price at the close of business. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, which approximates market value.
Listed options held by the Trust are valued at the Official Settlement Price listed by the exchange, usually 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options held by the Trust are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts purchased and sold by the Trust is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the Official Settlement Price of the exchange on the valuation date.
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NOTES TO FINANCIAL STATEMENTS (continued)
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS®. In addition, the Board of Directors has authorized the Valuation Committee and SI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
B. Foreign Currency Transactions — The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
C. Futures — The Alpha Opportunity Fund and the MSCI Equal Weight Fund utilized futures contracts to obtain broad index exposure. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. There are several risks in connection with the use of futures contracts. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
D. Options Written — Certain Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. Options were used minimally to hedge the Funds’ portfolio, to increase returns, to maintain exposure to the equity markets, and create liquidity. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. An amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).
E. Securities Sold Short — The Alpha Opportunity Fund may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund’s net assets be in deposits on short sales against the box. When the Fund makes a short sale, the Fund does not immediately deliver the securities sold from its own account, or receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker, at which time it receives the proceeds of the sale. Certain Funds may make short sales that are not “against the box,” which create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Such short sales theoretically involve unlimited loss potential, as the market price of securities sold short
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NOTES TO FINANCIAL STATEMENTS (continued)
may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are valued consistent with Note 1A and are required to be adjusted daily to reflect changes in the market value of the securities sold short.
F. Security Transactions and Investment Income — Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.
G. Expenses — Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.
H. Distributions to Shareholders — Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles.
I. Earnings Credits — Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any.
J. Indemnifications — Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
2. Fees and Other Transactions with Affiliates
SI pays the sub-advisor out of the management fee it receives. Under the terms of an investment advisory contract, the Funds pay SI management fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year ended September 30, 2011:

Management
Fees (as a %
of net assets)

Large Cap Core Fund	0.75%
All Cap Value Fund	0.70%
Mid Cap Value Fund	0.78%[2]
Mid Cap Value Institutional Fund	0.75%
Small Cap Growth Fund	0.85%
Small Cap Value Fund	1.00%
Large Cap Concentrated Growth Fund	0.75%
MSCI EAFE Equal Weight Fund	0.70%[1]
Alpha Opportunity Fund	1.25%

[1]	Effective April 29, 2011, the Fund’s management fee was reduced from an annual rate of 1.00% of the average daily net assets to 0.70% of the average daily net assets.

[2]	Management fees are payable at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Fund in excess of $200 million.
SI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, SI receives the following:

Administrative Fees
(as a % of net assets)

Large Cap Core Fund	0.095%
All Cap Value Fund	0.095%
Mid Cap Value Fund	0.095%
Mid Cap Value Institutional Fund	0.095%
Small Cap Growth Fund	0.095%
Small Cap Value Fund	0.095%
Large Cap Concentrated Growth Fund	0.095%
MSCI EAFE Equal Weight Fund	greater of 0.15% or $60,000
Alpha Opportunity Fund	0.15%
Minimum charge per Fund	$25,000 [1]
Certain out-of-pocket charges	Varies

[1]	SI has agreed not to charge the $25,000 minimum fee on the All Cap Value Fund.
RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge (per Fund)	$25,000	[1]
Certain out-of-pocket charges	Varies

[1]	SI has agreed not to charge the $25,000 minimum fee on the All Cap Value Fund.
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NOTES TO FINANCIAL STATEMENTS (continued)
The investment advisory contracts for the Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). The limits are listed below:

		Effective	Contract
	Limit	Date	End Date

All Cap Value Fund — A-Class	1.27%	02/01/10	01/31/12
All Cap Value Fund — C-Class	2.02%	02/01/10	01/31/12
All Cap Value Fund — Institutional Class	1.02%	02/01/10	01/31/12
Mid Cap Value Institutional Fund	0.90%	04/13/09	03/31/12
Small Cap Value Fund — A-Class	1.30%	08/24/09	01/31/12
Small Cap Value Fund — C-Class	2.05%	08/24/09	01/31/12
Small Cap Value Fund — Institutional Class	1.05%	08/24/09	01/31/12
Large Cap Concentrated Growth Fund — A-Class	1.35%	01/11/07	01/31/12
Large Cap Concentrated Growth Fund — B-Class	2.10%	01/11/07	01/31/12
Large Cap Concentrated Growth Fund — C-Class	2.10%	01/11/07	01/31/12
MSCI EAFE Equal Weight Fund — A-Class	1.61%	04/29/11	01/31/13
MSCI EAFE Equal Weight Fund — B-Class	2.36%	04/29/11	01/31/13
MSCI EAFE Equal Weight Fund — C-Class	2.36%	04/29/11	01/31/13
MSCI EAFE Equal Weight Fund — Institutional Class	1.36%	04/29/11	01/31/13
Alpha Opportunity Fund — A-Class	2.11%	02/01/10	01/31/12
Alpha Opportunity Fund — B-Class	2.86%	02/01/10	01/31/12
Alpha Opportunity Fund — C-Class	2.86%	02/01/10	01/31/12
Alpha Opportunity Fund — Institutional Class	1.86%	02/01/10	01/31/12
SI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2011, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires In

All Cap Value Fund	$49,063	2014
	59,326	2013
	56,488	2012

	$164,877

Mid Cap Value Institutional Fund	$443,419	2014
	209,976	2013
	56,387	2012

	$709,782

Small Cap Value Fund	$118,145	2014
	90,347	2013
	68,867	2012

	$277,359

Large Cap Concentrated Growth Fund	$140,783	2014
	150,104	2013
	208,564	2012

	$499,451

Alpha Opportunity Fund	$157,924	2014
	176,815	2013
	360,351	2012

	$695,090
For the year ended September 30, 2011, no amounts were recouped by SI.
The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class shares and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares. Effective August 25, 2005, the MSCI EAFE Equal Weight Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.
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NOTES TO FINANCIAL STATEMENTS (continued)
During the year ended September 30, 2011, RDL retained sales charges of $338,421 relating to sales of A-Class shares of the Trust.
Certain directors and officers of the Funds are also directors and/or officers of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include SI, SGI, and RDL.
At September 30, 2011, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Percent of
outstanding
shares owned

Large Cap Core Fund	15%
All Cap Value Fund	32%
Small Cap Growth Fund	25%
Small Cap Value Fund	16%
Large Cap Concentrated Growth Fund	20%
MSCI EAFE Equal Weight Fund	14%
Alpha Opportunity Fund	16%
3. Federal Income Tax Information
The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all taxable net investment income and capital gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (fiscal years 2008 — 2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, and excise tax regulations.
Permanent book and tax basis differences, if any, will result in reclassifications. This may include net operating losses not utilized during the current period and the expiration of capital loss carryforward. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year-end is distributed in the following year.
The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Large Cap Core Fund	$546,823	$—	$546,823
All Cap Value Fund	48,497	115,509	164,006
Mid Cap Value Fund	2,564,377	139,287	2,703,664
Mid Cap Value Institutional Fund	14,998,506	10,215,700	25,214,206
Small Cap Growth Fund	—	—	—
Small Cap Value Fund	526,847	676,251	1,203,098
Large Cap Concentrated Growth Fund	136,272	—	136,272
MSCI EAFE Equal Weight Fund	488,291	—	488,291
Alpha Opportunity Fund	—	—	—
The tax character of distributions paid during the year ended September 30, 2010 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions

Large Cap Core Fund	$—	$—	$—
All Cap Value Fund	3,710	—	3,710
Mid Cap Value Fund	1,178,918	—	1,178,918
Mid Cap Value Institutional Fund	10,187,733	1,221,429	11,409,162
Small Cap Growth Fund	—	—	—
Small Cap Value Fund	161,456	34,045	195,501
Large Cap Concentrated Growth Fund	—	—	—
MSCI EAFE Equal Weight Fund	—	—	—
Alpha Opportunity Fund	—	—	—
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NOTES TO FINANCIAL STATEMENTS (continued)
Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.
The tax character of distributable earnings/(accumulated losses) at September 30, 2011 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)

Large Cap Core Fund	$13,084	$—	$(18,461,711)	$(12,446,366)	$(30,894,993)
All Cap Value Fund	45,954	138,514	—	(227,919)	(43,451)
Mid Cap Value Fund	—	18,116,293	—	(64,504,568)	(46,388,275)
Mid Cap Value Institutional Fund	10,347,092	34,203,113	—	(36,446,626)	8,103,579
Small Cap Growth Fund	—	—	(4,100,570)	134,712	(3,965,858)
Small Cap Value Fund	490,519	201,354	—	(2,502,708)	(1,810,835)
Large Cap Concentrated Growth Fund	—	—	(7,817,471)	(2,459,826)	(10,277,297)
MSCI EAFE Equal Weight Fund	—	—	(23,814,806)	(17,021,394)	(40,836,200)
Alpha Opportunity Fund	—	—	(11,707,214)	(778,516)	(12,485,730)

*	The Fund had net capital loss carryovers and deferred post October losses as identified elsewhere in the Notes to the Financial Statements.

**	Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, the differences between book and tax basis passive foreign investment companies and bond discount accretion.
For the year ended September 30, 2011, the capital loss carryovers utilized or expired, the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains, and post-October losses that are deferred to the first day of the next fiscal year are shown in the table below:

					Deferred
	Capital Loss	Capital Loss	Remaining		Post-
	Carryovers	Carryovers	Capital Loss		October
	Utilized	Expired	Carryovers	Expires In	Losses

Large Cap Core Fund	$13,503,040	$—	$18,461,711	2018	$—

Mid Cap Value Fund	$74,225,225	$—	$—		$—

Small Cap Growth Fund			$1,974,062	2017
			2,126,508	2018

Small Cap Growth Fund Total	$2,615,693	$—	$4,100,570		$—

Large Cap Concentrated Growth Fund			$5,361,779	2017
			2,455,692	2018

Large Cap Concentrated Growth Fund Total	$5,509,431	$—	$7,817,471		$—

MSCI EAFE Equal Weight Fund			$18,217,126	2017
			5,357,504	2018

MSCI EAFE Equal Weight Fund Total	$19,083,242	$—	$23,574,630		$240,175

Alpha Opportunity Fund			$7,365,287	2017
			4,341,927	2018

Alpha Opportunity Fund Total	$850,171	$—	$11,707,214		$—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.
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NOTES TO FINANCIAL STATEMENTS (continued)
On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

	Accumulated	Undistributed
	Net Realized	Net Investment
	Gain/(Loss)	Income	Paid-In Capital

Large Cap Core Fund	$—	$263	$(263)
All Cap Value Fund	—	—	—
Mid Cap Value Fund	(139,287)	3,579,795	(3,440,508)
Mid Cap Value Institutional Fund	—	—	—
Small Cap Growth Fund	—	308,691	(308,691)
Small Cap Value Fund	(74,743)	74,743	—
Large Cap Concentrated Growth Fund	—	156,727	(156,727)
MSCI EAFE Equal Weight Fund	(291,194)	295,332	(4,138)
Alpha Opportunity Fund	(99)	60,840	(60,741)
The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The greatest impact to the disclosure in the financial reports for the Funds will be seen on the treatment of net capital losses, effective for tax years beginning after December 22, 2010.
At September 30, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net Unrealized
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Gain/(Loss)

Large Cap Core Fund	$169,039,079	$12,000,057	$(24,446,423)	$(12,446,366)
All Cap Value Fund	2,990,370	161,114	(389,033)	(227,919)
Mid Cap Value Fund	1,254,247,382	142,945,600	(207,450,168)	(64,504,568)
Mid Cap Value Institutional Fund	502,321,419	44,463,668	(80,910,294)	(36,446,626)
Small Cap Growth Fund	12,310,089	2,062,263	(1,927,551)	134,712
Small Cap Value Fund	12,863,229	336,415	(2,839,123)	(2,502,708)
Large Cap Concentrated Growth Fund	29,783,480	1,073,300	(3,533,126)	(2,459,826)
MSCI EAFE Equal Weight Fund	90,204,673	1,800,000	(18,821,394)	(17,021,394)
Alpha Opportunity Fund	12,669,273	1,148,504	(1,927,020)	(778,516)
4. Fair Value Measurement
In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical securities.

Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
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NOTES TO FINANCIAL STATEMENTS (continued)
The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2011:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total

Assets
Large Cap Core Fund	$156,587,778	$—	$—	$—	$—	$156,587,778
All Cap Value Fund	2,762,335	—	—	—	—	2,762,335
Mid Cap Value Fund	1,176,591,068	—	14,017,307	—	—	1,190,608,375
Mid Cap Value Institutional Fund	460,680,903	—	5,537,793	—	—	466,218,696
Small Cap Growth Fund	12,444,801	—	—	—	—	12,444,801
Small Cap Value Fund	10,276,985	—	84,569	—	—	10,361,554
Large Cap Concentrated Growth Fund	27,323,654	—	—	—	—	27,323,654
MSCI EAFE Equal Weight Fund	4,764,646	—	68,425,424	—	—	73,190,070
Alpha Opportunity Fund	10,820,917	—	1,020,532	—	—	11,841,449

Liabilities
Large Cap Core Fund	$—	$16,898	$—	$—	$—	$16,898
All Cap Value Fund	—	1,356	—	—	—	1,356
Mid Cap Value Fund	—	4,011,763	—	—	—	4,011,763
Mid Cap Value Institutional Fund	—	1,652,150	—	—	—	1,652,150
Small Cap Value Fund	—	10,371	—	8,565	—	18,936
Alpha Opportunity Fund	120,747	90,054	—	—	7,341,377	7,552,178

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end, and options written.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds generally recognized transfers between the levels as of the beginning of the period. As of September 30, 2011, MSCI EAFE Equal Weight Fund had securities with a total value of $67,118,028 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the exchange.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2011:
LEVEL 3 — Fair value measurement using significant unobservable inputs

	Securities Sold Short	Total

Alpha Opportunity Fund
Liabilities:
Beginning Balance	$7,341,377	$7,341,377
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	—	—

Ending Balance	$7,341,377	$7,341,377

5. Derivative Investment Holdings Categorized by Risk Exposure
U.S. generally accepted accounting principles requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivatives instruments are accounted for and their effects on the Funds’ financial position and results of operations. None of the derivatives currently held by the Funds are being used as hedging instruments.
During the year ended September 30, 2011, certain Funds sought to gain exposure to their respective benchmarks by investing in futures contracts. The following table represents the notional amount of futures contracts outstanding, as an approximate percentage of the Funds’ net assets on a daily basis, while the risk to the Fund is limited to the profit earned on such derivatives.

Approximate percentage
of Fund’s net assets
Fund	on a daily basis

Alpha Opportunity Fund	25%
MSCI EAFE Equal Weight Fund	0%
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NOTES TO FINANCIAL STATEMENTS (continued)
The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2011:
Location on the Statements of Assets and Liabilities

Derivative Investments Type	Asset Derivatives	Liability Derivatives

Futures — equity contracts	Variation margin	Variation margin
Options Written — equity contracts	—	Options Written, at value
The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2011:
Liability Derivative Investments Value

	Futures	Options Written	Total
	Equity	Equity	Value at
	Contracts*	Contracts	September 30, 2011

Large Cap Core Fund	$—	$16,898	$16,898
All Cap Value Fund	—	1,356	1,356
Mid Cap Value Fund	—	4,011,763	4,011,763
Mid Cap Value Institutional Fund	—	1,652,150	1,652,150
Small Cap Value Fund	—	18,936	18,936
Alpha Opportunity Fund	90,054	—	90,054

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2011:

Derivative Investment Type	Location of Gain (Loss) on Derivatives

Futures — equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Options Written — equity contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation(depreciation) on options written
The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2011:
Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations

	Futures	Options Written
	Equity	Equity
	Contracts	Contracts	Total

All Cap Value Fund	$—	$2,548	$2,548
Mid Cap Value Fund	—	2,010,007	2,010,007
Mid Cap Value Institutional Fund	—	782,329	782,329
Small Cap Value Fund	—	15,644	15,644
MSCI EAFE Equal Weight Fund	530,374	—	530,374
Alpha Opportunity Fund	263,253	—	263,253
Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations

	Futures	Options Written
	Equity	Equity
	Contracts	Contracts	Total

Large Cap Core Fund	$—	$(7,733)	$(7,733)
All Cap Value Fund	—	(331)	(331)
Mid Cap Value Fund	—	(1,503,487)	(1,503,487)
Mid Cap Value Institutional Fund	—	(580,465)	(580,465)
Small Cap Value Fund	—	(1,659)	(1,659)
Alpha Opportunity Fund	(139,087)	—	(139,087)
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NOTES TO FINANCIAL STATEMENTS (continued)
6. Options Written
Transactions in options written during the year ended September 30, 2011 were as follows:
Written Call Options

	All Cap Value		Mid Cap Value		Mid Cap Value Institutional		Small Cap Value
	Fund		Fund		Fund		Fund
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount

Balance at September 30, 2010	—	$—	4,000	$520,297	1,400	$182,101	—	$—
Options written	62	5,787	16,876	1,923,673	6,880	788,044	179	18,985
Options terminated in closing purchase transactions	(41)	(3,813)	—	—	—	—	—	—
Options expired	(10)	(906)	(9,252)	(803,561)	(3,760)	(325,903)	(148)	(13,698)
Options exercised	(11)	(1,068)	(9,413)	(1,071,322)	(3,589)	(404,725)	—	—

Balance at September 30, 2011	—	$—	2,211	$569,087	931	$239,517	31	$5,287

Written Put Options

	Large Cap Core		All Cap Value		Mid Cap Value		Mid Cap Value Institutional		Small Cap Value
	Fund		Fund		Fund		Fund		Fund
	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount	Contracts	Amount

Balance at September 30, 2010	120	$36,067	8	$1,057	8,745	$1,059,209	3,274	$397,441	17	$1,946
Options written	0	—	17	4,520	18,514	3,574,610	7,518	1,456,974	74	12,616
Options terminated in closing purchase transactions	—	—	—	—	—	—	—	—	—	—
Options expired	119	21,832	(11)	(1,396)	(8,047)	(770,235)	(2,956)	(273,309)	(17)	(1,946)
Options exercised	(120)	(36,067)	(10)	(2,709)	(6,035)	(1,286,469)	(2,425)	(512,376)	—	—

Balance at September 30, 2011	119	$21,832	4	$1,472	13,177	$2,577,115	5,411	$1,068,730	74	$12,616

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NOTES TO FINANCIAL STATEMENTS (continued)
7. Securities Transactions
For the year ended September 30, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments and government securities, were:

	Purchases	Sales

Large Cap Core Fund	$174,716,047	$191,871,883
All Cap Value Fund	1,286,759	934,375
Mid Cap Value Fund	446,121,828	388,353,911
Mid Cap Value Institutional Fund	243,506,000	219,105,694
Small Cap Growth Fund	16,484,693	18,352,785
Small Cap Value Fund	11,775,821	7,772,657
Large Cap Concentrated Growth Fund	59,770,723	68,607,807
MSCI EAFE Equal Weight Fund	184,892,745	194,031,099
Alpha Opportunity Fund	43,188,800	44,258,167
8. Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Partners, LLC, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act. Transactions for the year ended September 30, 2011 in which the portfolio company is an “affiliated person” are as follows:

		Value			Value	Shares	Investment
Fund	Security	09/30/10	Additions	Reductions	09/30/11	09/30/11	Income

Mid Cap Value Fund	Common Stock:
	IXYS Corp.	$22,347,000	$1,295,290	$(1,717,014)	$25,422,534	2,336,630	$—
	Maxwell Technologies, Inc.	21,691,467	2,080,327	—	29,779,169	1,617,554	—

	Total	44,038,467	3,375,617	(1,717,014)	55,201,703	3,954,184	—

Mid Cap Value Institutional Fund
	Common Stock:
	HydroGen Corp.	3,924	—	—	18,985	1,265,700	—

	Total	3,924	—	—	18,985	1,265,700	—
9. Alpha Opportunity Fund
The Fund contracted with Lehman Brothers International Europe (“LBIE”) to provide prime brokerage services related to the Fund’s short selling. On September 15, 2008, LBIE was placed into administration and a third party administrator was named (the “Administrator”). The Fund’s exposure to LBIE consists of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for said short sales. The Fund has delivered a Notice of Termination of Loans to LBIE and the Administrator. The Fund is working to resolve these issues with LBIE and the Administrator. As of September 30, 2011, included in the Statement of Assets and Liabilities are the value of restricted long positions of $7,264,165, cash collateral of $550,800, restricted cash representing the value of short sale proceeds of $4,318,084 and liabilities for short sales of $7,341,377 representing the value of securities sold short at the date the short sales were deemed by the Fund to have been terminated. If these short sales had not been terminated, the value of the liability related to these securities sold short would have been $6,176,990 as of September 30, 2011 resulting in an increase in net assets of $1,164,387 or 11.6%. Until such time as the liability for short sales is settled and all restrictions are removed by LBIE and LBI, the Fund cannot sell such restricted long positions and/or utilize the restricted cash balances to achieve the Fund’s investment objectives and/or meet Fund redemption or other Fund obligations. Based on the ultimate terms of such settlement, the value assigned to these positions may ultimately differ from the fair valuations assigned to them by the Fund and there is no guaranty that the Fund will ultimately recover the full value of the assets that are subject to restrictions. Accordingly, a settlement could ultimately result in the Fund realizing values that are materially different from those indicated herein, which would materially impact the Fund’s net asset value (either positively or negatively). As of the close of business on October 3, 2008, and until further notice, the Fund is not accepting subscriptions for shares from either new or existing shareholders.
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NOTES TO FINANCIAL STATEMENTS (concluded)
10. Other Liabilities
Large Cap Core Fund, Mid Cap Value Fund and Mid Cap Value Institutional Fund, each wrote put option contracts through Lehman Brothers Inc., (“Lehman”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by Lehman, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of September 30, 2011.
Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Funds as of September 30, 2011 was $18,615 for Large Cap Core Fund, $473,594 for Mid Cap Value Fund and $15,940 for Mid Cap Value Institutional Fund.
11. Reverse Share Splits
Effective April 8, 2011, the Large Cap Core Fund underwent a 1-for-4 reverse share split. The effect of this transaction was to divide the number of outstanding shares of the Fund by four, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statements of changes in net assets, and the per share data in the financial highlights for periods prior to the share split have been given retroactive effect to reflect this reverse share split. There were no changes in net assets, results of operations or total return as a result of this transaction.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders
Rydex|SGI Equity Fund
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex|SGI Equity Fund (comprised of Large Cap Core Fund, All Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Growth Fund, Small Cap Value Fund, Large Cap Concentrated Growth Fund, MSCI EAFE Equal Weight Fund (formerly Global Fund) and Alpha Opportunity Fund) (the “Funds”) as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
As more fully discussed in Note 9 to the financial statements, the Alpha Opportunity Fund (“Alpha Opportunity”) previously utilized the services of Lehman Brothers International (Europe) (“Lehman”) to provide prime broker services related to Alpha Opportunity’s securities sold short. On September 15, 2008, Lehman was placed into administration. The financial records of Lehman are now being handled by the administrators. Information flow to Alpha Opportunity from the administrators has been limited. Management has recorded in the financial statements its best estimate of the liability for securities sold short due to Lehman, based upon management’s assessment of all available evidence, including information supplied by the administrators. Significant uncertainty exists regarding the ultimate timing and manner of settlement, as well as the ultimate liability for securities sold short due to Lehman, and the difference between amounts currently recorded and that which may ultimately be due may be material.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Rydex|SGI Equity Fund at September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Chicago, Illinois
November 29, 2011
108 | the RYDEX|SGI equity funds annual report

OTHER INFORMATION (Unaudited)
Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2011, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying

Large Cap Core Fund	100.00%
All Cap Value Fund	100.00%
Mid Cap Value Institutional Fund	65.13%
Small Cap Value Fund	13.69%
MSCI EAFE Equal Weight Fund	100.00%
Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying

Large Cap Core Fund	100.00%
All Cap Value Fund	100.00%
Mid Cap Value Institutional Fund	65.75%
Small Cap Value Fund	14.16%
MSCI EAFE Equal Weight Fund	100.00%
Quarterly Portfolio Schedules Information
Each of the Rydex|SGI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The portfolio holdings of each of the Rydex|SGI Funds are available on their website, www.rydex-sgi.com, or by calling 1.800.888.2461.
A description of the policies and procedures that the Rydex|SGI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Rydex|SGI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 is available upon request, free of charge, by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.
The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1.800.888.2461.
Office Locations
The offices of Security Global Investors, LLC can be found in the following locations:
40 East 52nd Street
16th Floor
New York, NY 10022
(Headquarters)
Four Irvington Centre
805 King Farm Boulevard
Suite 600
Rockville, MD 20850
9401 Indian Creek Parkway
40 Corporate Woods
Suite 850
Overland Park, KS 66210
Guggenheim Transaction
On September 21, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Funds’ investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.
the RYDEX|SGI equity funds annual report | 109

OTHER INFORMATION (Unaudited) (continued)
The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed in late 2011 or early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.
In anticipation of the Transaction, the Boards of Directors of the Funds (the “Boards”) have called special meetings of shareholders (the “Meetings”), at which shareholders of each of the Funds of record as of October 3, 2011 will be asked to consider the approval of new investment management agreements between the Funds and the Investment Manager (the “New Agreements”). This is necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Funds’ current investment management agreements with the Investment Manager (the “Current Agreements”). The terms of the New Agreements are substantially identical to the corresponding Current Agreements, except with respect to the date of execution.
Election of Board Members
The Boards have also approved a proposal to elect seven individuals to the Boards. The Boards propose the election of the following nominees: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Director. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Rydex|SGI family of funds, would be beneficial to the Funds and their shareholders. However, for regulatory and governance reasons the term of Mr. Cacciapaglia, an “interested person” (as that term is defined for regulatory purposes), would not be effective until an additional non-interested Director is also appointed (or the balance is otherwise maintained). This search for an additional non-interested Director is still underway.
Information regarding the proposals will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed.
Board Considerations in Approving the Investment Advisory and Investment Sub-Advisory Agreements
At an in-person meeting of the Board of Directors of Security Equity Fund (the “Company”) held August 10, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the series of the Company (collectively, the “Funds”), the Company’s Boards of Directors (the “Board”), including the independent Directors, unanimously approved the investment advisory agreement between the Company and Security Investors, LLC (referred to herein as the “Adviser”) and the sub-investment advisory agreement between the Adviser and Mainstream Investment Advisers LLC (“Mainstream”) with respect to the Alpha Opportunity Fund.
At an in-person meeting of the Board held August 16, 2011, the Board also considered new investment advisory and sub-investment advisory agreements that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board was asked to approve new investment advisory agreements for the Funds and a new sub-investment advisory agreement for the Alpha Opportunity Fund.
At the meeting of August 16, 2011, the Board considered the new investment advisory and sub-investment advisory agreements, pursuant to which, subject to their approval by each Fund’s shareholders, the Adviser would continue to serve each Fund as investment adviser (and Mainstream would continue to serve as sub-investment adviser to the Alpha Opportunity Fund) after the completion of the Transaction. At the meeting, the Board considered information about the Transaction and voted in favor of the new investment advisory and sub-investment advisory agreements.
In reaching the conclusion to approve the investment advisory and investment sub-advisory agreements, the Directors requested and obtained from the Adviser such information as the Directors deemed reasonably necessary to evaluate the proposed agreements. The Directors carefully evaluated this information and were advised by legal counsel with respect to their deliberations.
Prior to the Board meetings on August 10, 2011 and August 16, 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.
110 | the RYDEX|SGI equity funds annual report

OTHER INFORMATION (Unaudited) (continued)
In considering the new investment advisory and sub-investment advisory agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Directors, unanimously approved the new agreements. In reaching their decision, the Directors carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser and Mainstream (collectively, the “Advisers”) that the Board had received relating to the current investment advisory agreements at the Board meeting of August 10, 2011. The Directors noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.
In addition, as a part of their required consideration of the renewal of the current investment advisory agreements at the meeting of August 10, 2011, the Directors, including the independent Directors, had evaluated a number of considerations, including among others: (a) the quality of the Advisers’ investment advisory and other services; (b) the Advisers’ investment management personnel; (c) the Advisers’ operations and financial condition; (d) the Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) revenue sharing arrangements entered into by the Adviser (whereby certain of its profits are shared with other parties in exchange for certain services); (i) the Advisers’ compliance systems; (j) the Advisers’ policies on and compliance procedures for personal securities transactions; (k) the Advisers’ reputation, expertise and resources in the financial markets; and (l) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 10, 2011 and August 16, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Advisers to any of the Funds, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Advisers’ fees were reasonable in light of the services that they provide to the Funds; and (c) agreed to approve the current investment advisory agreements and, subject to shareholder approval, the new investment advisory agreements, based upon the following considerations, among others:
•	Nature, Extent and Quality of Services Provided by the Advisers. At the meeting of August 10, 2011, the Board reviewed the scope of services to be provided by the Advisers under the current investment advisory agreements, and, at the meeting of August 16, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Advisers under the current investment advisory agreements (which had been recently approved by shareholders and renewed by the Board at the meeting of August 10, 2011) and the scope of services required to be provided by the Advisers under the new investment advisory agreements. The Board noted that the key investment and management personnel of the Advisers servicing the Funds were expected to remain with the Adviser following the Transaction. The Directors also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were materially the same quality and quantity as services provided to the Funds in the past, and that these services were appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•	The investment performance of the Funds. At the meeting of August 10, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•	The cost of investment management and sub-advisory services provided and the level of profitability. At the meeting of August 10, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. At the meeting of August 16, 2011, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current investment advisory agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•	Whether the investment management fees reflect economies of scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 10, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Directors noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Adviser under the Agreements when the next renewal of the Agreements comes before the Board.
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OTHER INFORMATION (Unaudited) (concluded)
•	Benefits (such as soft dollars) to the Advisers from their relationship with the Funds. In addition to evaluating the services provided by the Advisers, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the meeting of August 10, 2011. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.
On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Directors, concluded that the terms of the investment advisory and investment sub-advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory and investment sub-advisory agreements were in the best interests of the Funds.
Fund Changes
Effective April 27, 2011, the Global Institutional Fund liquidated assets and ceased operations.
At a meeting held on February 16, 2011 the Board of Directors (the “Board”) approved the following changes with respect to the Global Fund, each effective on April 29, 2011:
•	The change of the Fund’s name to “MSCI EAFE Equal Weight Fund;”

•	The change of the Fund’s’ investment objective to “performance that corresponds, before fees and expenses, to the price and yield performance of the MSCI EAFE Equal Weighted Index;”

•	The change of the Fund’s investment strategies to reflect the new name and investment objective;

•	The change of the Fund’s benchmark index in light of the foregoing changes to the Fund’s investment objective and strategies; and

•	A new lower investment advisory fee of 0.70% of average daily net assets on an annual basis (instead of 1.00% currently).

•	The creation of the new Institutional Class in MSCI EAFE Equal Weight Fund.
Also, the Fund’s portfolio managers are expected to change when the new strategies are implemented.
112 | the RYDEX|SGI equity funds annual report

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)
DIRECTORS
The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker — Griffith & Blair Realtors

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director — The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	President — Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Partner — Vivian’s Gift Shop (Corporate Retail) Vice President — Palmer Companies, Inc. (Small Business and Shopping Center Development) Vice President — PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer — Stormont-Vail HealthCare

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)	Senior Vice President — Security Benefit Corporation (2007 to present)
Chief Executive Officer — Security Benefit Asset Management Holdings, LLC (2010 to present)
Chief Executive Officer & Manager — Rydex Holdings, LLC (2009 to present)
President, CEO & Member Representative — Security Investors, LLC (2007 to present)
President, Chief Executive Officer and Manager — Rydex Distributors, LLC (2009 to present)
Manager — Rydex Fund Services, LLC (2009 to present)
President — SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (2008 to present)
Director — First Security Benefit Life and Annuity Insurance Company of New York (2007 to 2010)
Director and Chief Executive Officer — Rydex Advisors, LLC (2009 to 2010)
Director and Chief Executive Officer — Rydex Advisors II, LLC (2009 to 2010)
Manager and President — Security Global Investors, LLC (2007 to 2010)
Director — Security Distributors, Inc. (2007 to 2009)
Managing Member — R.M. Goldman Partner, LLC (2006 to 2007)

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.

**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.

***	Each Director oversees 28 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.
the RYDEX|SGI equity funds annual report | 113

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (continued)
OFFICERS*
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title — Year Elected	During Past Five Years

Mark P. Bronzo (11-01-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003-2008)

Keith A. Fletcher (02-18-58) Vice President — 2010	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; and Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund
Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); and Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

Joanna Haigney (10-10-66) Chief Compliance Officer — 2010	Current: Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC
Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Nikolaos Bonos (05-30-63) Treasurer — 2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
114 | the RYDEX|SGI equity funds annual report

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)
OFFICERS* (concluded)
The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title — Year Elected	During Past Five Years

Joseph M. Arruda (09-05-66) Assistant Treasurer — 2010	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC
Previous: Security Global Investors, LLC, Vice President (2010- 2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

Amy J. Lee (06-05-61) Vice President — 2007 Secretary — 1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital
Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Mark A. Mitchell (08-24-64) Vice President — 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

Joseph C. O’Connor (07-15-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

Daniel W. Portanova (10-02-60) Vice President — 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

James P. Schier (12-28-57) Vice President — 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

David G. Toussaint (10-10-66) Vice President — 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.
the RYDEX|SGI equity funds annual report | 115

RYDEX | SGI PRIVACY POLICIES
Rydex Funds, Rydex|SGI Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex|SGI”)
Our Commitment to You
When you become a Rydex|SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex|SGI client.
The Information We Collect About You
In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex|SGI account application or when you request a transaction that involves Rydex and Rydex|SGI funds or one of the Rydex|SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).
How We Handle Your Personal Information
As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex|SGI. For example, if you ask to transfer assets from another financial institution to Rydex|SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex|SGI investment products and services, we may share your information within the Rydex|SGI family of affiliated companies. This would include, for example, sharing your information within Rydex|SGI so we can make you aware of new Rydex and Rydex|SGI funds or the services offered through another Rydex|SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.
Opt Out Provisions
We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.
How We Protect Privacy Online
Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex|SGI web site offers customized features that require our use of “http cookies"—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex|SGI web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.
How We Safeguard Your Personal Information
We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
We’ll Keep You Informed
As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.
116 | the RYDEX|SGI equity funds annual report

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One Security Benefit Place
Topeka, Kansas 66636-0001
www.rydex-sgi.com
Rydex Distributors, Inc.
SBE-ANN

Item 2.	Code of Ethics.
The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $171,900 in 2010 and $158,660 in 2011.
(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $5,400 in 2010 and $5,046 in 2011. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $9,250 in 2010 and $30,000 in 2011, which related to the review of the transfer agent function.
__________
(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $38,700 in 2010 and $31,733 in 2011.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.
__________
(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.
__________

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.
(f)	Not applicable.
(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $53,350 in 2010 and $66,779 in 2011.
(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	Investments.
The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies
Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.
There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.
(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Security Equity Fund

By (Signature and Title)*	/s/ Richard M. Goldman Richard M. Goldman, President

Date: December 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman Richard M. Goldman, President

Date: December 8, 2011

By (Signature and Title)*	/s/ Nikolaos Bonos Nikolaos Bonos, Treasurer

Date: December 8, 2011

*	Print the name and title of each signing officer under his or her signature.